UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23324

Exact name of registrant as specified in charter:	PGIM ETF Trust

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2021

Date of reporting period:	8/31/2021

Item 1 – Reports to Stockholders

PGIM FIXED INCOME ETFS

PGIM Ultra Short Bond ETF (PULS)

PGIM Active High Yield Bond ETF (PHYL)

PGIM Active Aggregate Bond ETF (PAB)

ANNUAL REPORT

AUGUST 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Fixed Income ETFs informative and useful. The report covers performance for the period that ended August 31, 2021.
The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. Investment-grade bonds in the US declined slightly as the economy recovered, but global bonds and emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Fixed Income ETFs
October 15, 2021

PGIM Fixed Income ETFs	3

PGIM Ultra Short Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	0.98	2.01 (04/05/2018)

Market Price*	0.95	2.01 (04/05/2018)

ICE BofA 3-Month T-Bill Index	0.08	1.31

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index	0.22	1.63

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the ICE BofA 3-Month T Bill Index and the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the commencement of operations (April 5, 2018) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis.The Fund assumes an initial investment on April 5, 2018, while the benchmark and the Index assume that the initial investment occurred on March 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income ETFs	5

PGIM Ultra Short Bond ETF

Your Fund’s Performance (continued)

Benchmark Definitions

ICE BofA 3-Month T Bill Index—The ICE BofA 3-Month US Treasury Bill Index tracks the performance of US dollar-denominated US Treasury bills publicly issued in the US domestic market with a remaining term to final maturity of 3 months.

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/21 (%)

AAA	31.7

AA	14.2

A	27.4

BBB	18.5

Cash/Cash Equivalents	8.2

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

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Distributions and Yields as of 8/31/21

Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

0.71	0.55	0.55

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Ultra Short Bond ETF (the Fund) returned 0.98% based on net asset value in the 12-month reporting period that ended August 31, 2021, outperforming the 0.22% return of the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

●

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies responded to the unprecedented monetary and fiscal stimulus programs. The rollout of vaccines, President Biden’s $1.9 trillion stimulus package, a $900 billion aid bill, and anticipation of the Biden administration’s infrastructure bill fueled growth expectations in late 2020 and early 2021. Shifts in the prospects for growth and inflation kicked off a massive “reflation trade” in bond markets, which propelled yields higher during the first quarter of 2021.

●

Although yields for short-term Treasuries remained well anchored by the Federal Reserve’s (the Fed’s) commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply in the first quarter of 2021, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020, to 1.74% on March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

●

Market volatility for rates then eased in the second quarter of 2021, escaping the sell-offs observed earlier in the year, with lower long-dated yields and higher front-end rates forming a substantially flatter Treasury yield curve. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) Instead of pushing up the yield curve, the Fed’s turn toward tapering near the end of the second quarter led to a decline in long-term Treasury yields, as investors assumed a more hawkish Fed would simply mean a lower path for rates over the long run.

●

Following the volatility of the first quarter of 2021, the US 10-year and 30-year Treasury yields ended the period at 1.31% and 1.93%, respectively. Meanwhile, the yield on the 2-year Treasury note ended the period at 0.21%, a rise of eight basis points over the period. (One basis point equals 0.01%.)

●

While longer-term Treasuries saw substantial volatility throughout the period, yields on short-term securities, which influence money market yields, remained near zero. The 3-month Treasury bill declined from 0.107% to 0.043% during the period, while the 6-month Treasury bill declined from 0.122% to 0.058%. Meanwhile, the 3-month London Interbank Offered Rate (LIBOR) fell from 0.24% on August 31, 2020, to 0.12% by August 31, 2021.

What worked?

●	The Fund emphasized spread assets—including short-term investment-grade debt of financial, consumer cyclical and non-cyclical, and utility companies—ranging across

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the rating spectrum from AAA to BBB. Other spread-sector assets included commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLOs).

●	Overall, positioning in CLOs, investment grade corporates, and CMBS all contributed to performance during the reporting period. Yield curve positioning also contributed to performance.

What didn’t work?

The duration of the Fund was tactically managed during the period. Overall, duration positioning detracted from performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

During the reporting period, the Fund used interest rate swaps and futures to help manage duration positioning and yield curve exposure. These instruments allowed the Fund to capture higher yields available farther out on the short-term portion of the yield curve and in spread-sector assets versus Treasuries, while mitigating interest rate risk. Overall, the positions added to performance during the period.

Current outlook

●

In considering the composition of the Treasury curve, PGIM Fixed Income believes the repricing of forward rates and inflation expectations in various parts of the curve will likely continue. Even when accounting for the recent change in policy messaging, the hurdle for the Fed to raise rates remains high, and officials will likely wait to observe whether the inflation pressure is transitory.

●

The US has seen a marked acceleration in inflation in recent months. Part of this increase comes from “base effects,” but the lion’s share of the gains reflects surprisingly vigorous price increases. (Base effect is the distortion in a monthly inflation figure that results from abnormally high or low levels of inflation a year earlier. In this case, inflation was low a year ago.) Recent developments suggest that inflation will likely continue to run somewhat hot through the months ahead. However, PGIM Fixed Income expects inflation to slowly abate toward the end of the year and early next year, as many of the structural factors that drove soft inflation during much of the past decade remain firmly in place.

●

To date, the Fed has felt comfortable looking through these recent price pressures and has kept rates on hold. That said, the Fed seems to have recently shifted to more of a “risk management” approach. While maintaining a baseline view that the current bout of inflation will be “transitory,” the Fed at its June 2021 meeting recognized that the upside risks to inflation have increased. Even so, PGIM Fixed Income expects monetary policy to remain highly stimulative through at least this year and much of next year.

PGIM Fixed Income ETFs	9

PGIM Active High Yield Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	11.00	8.30 (09/24/2018)

Market Price*	10.22	8.25 (09/24/2018)

Bloomberg US High Yield Very Liquid Index
	8.77	6.68

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield Very Liquid Index by portraying the initial account values at the commencement of operations (September 24, 2018) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. The Fund assumes an initial investment on September 24, 2018, while the benchmark and the Index assume that the initial investment occurred on September 30, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income ETFs	11

PGIM Active High Yield Bond ETF

Your Fund’s Performance  (continued)

Benchmark Definitions

Bloomberg US High Yield Very Liquid Index (VLI)—The Bloomberg US High Yield Very Liquid Index is a component of the US Corporate High Yield Index that is designed to track a more liquid component of the USD-denominated, high yield, fixed rate corporate bond market. The Index uses the same eligibility criteria as the US Corporate High Yield Index, but includes only the three largest bonds from each issuer that have a minimum amount outstanding of USD500mn and less than five years from issue date. The Index also limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/21 (%)

BBB	4.3

BB	47.6

B	32.3

CCC	9.3

CC	0.4

NR	2.1

Cash/Cash Equivalents	4.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

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Distributions and Yields as of 8/31/21

Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

2.82	3.69	3.69

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs	13

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Active High Yield Bond ETF (the Fund) returned 11.00% based on net asset value in the 12-month reporting period that ended August 31, 2021, outperforming the 8.77% return of the Bloomberg US High Yield Very Liquid Index (the Index).

What were the market conditions?

●

US high yield bonds posted strong gains during the reporting period, driven by positive COVID-19 vaccine news, an accelerated economic recovery, higher-than-expected corporate earnings, ongoing monetary and fiscal stimulus programs, and declining default rates. Low and range-bound nominal interest rates continued to support risk sentiment and an ongoing search for yield.

●

While flows into high yield bond mutual funds turned negative during the last eight months of the period, strong demand from institutional accounts and a new-issue calendar consisting mostly of refinancing activity provided a strong technical backdrop for the asset class. Meanwhile, fundamentals improved markedly from their pandemic lows as default rates declined, credit quality improved, and earnings continued to surprise to the upside.

●

After posting inflows of $45 billion during 2020, high yield bond mutual funds saw $14 billion of outflows during the first eight months of 2021. For the period, spreads on the Bloomberg US High Yield 1% Issuer Constrained Bond Index tightened 194 basis points (bps) to 293 bps as of August 31, 2021. (One basis point equals 0.01%.) For perspective, spreads ended the period 48 bps tighter than at the start of 2020 after widening to a pandemic high of 1,100 bps in March 2020.

●

By quality, lower-quality (CCC-rated) credits significantly outperformed their higher-quality (BB-rated and B-rated) peers during the period, as many of the higher-beta and COVID-19-impacted sectors that should benefit from strong growth and a further reopening of the economy outperformed. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Airlines, energy, retail, aerospace, and metals & mining saw strong performance, while more defensive sectors lagged.

●

The high yield primary market remained active, as issuers continued to take advantage of the low yield environment to push out maturities and lower their cost of capital. After issuing a record $450 billion in high yield bonds during 2020, US companies issued another $364 billion through the first eight months of 2021.

●	The par-weighted US high yield default rate, including distressed exchanges, ended August 2021 at a 29-month low of 1.06%, down 470 bps year over year, according to JP Morgan.

What worked?

●

Overall security selection was the largest contributor to the Fund’s returns during the reporting period, with selection in the upstream and midstream energy, telecom, aerospace & defense, gaming/lodging/leisure, and automotive industries the largest contributors.

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•

While overall industry selection was a modest detractor from performance, an overweight relative to the Index to the upstream energy and aerospace & defense industries—along with an underweight to downstream energy—contributed.

•

In individual security selection, overweights relative to the index to Chesapeake Energy Corp. (upstream energy), Digicel International (telecom), and Nabors Industries (upstream energy) were the largest contributors to performance.

●	Having more beta on average in the Fund relative to the Index over the period was a strong contributor to returns.

What didn’t work?

●

Overall industry selection modestly detracted from performance, with an overweight relative to the Index to building materials & home construction and electric utilities—along with an underweight to transportation & environmental services—the largest detractors.

●	While overall security selection was positive, selection within the healthcare & pharmaceuticals, media & entertainment, and cable & satellite industries detracted.

●

In individual security selection, overweights relative to the Index to Bausch Health Americas (healthcare & pharmaceuticals), Intelsat (cable & satellite), and Diamond Sports Group (media & entertainment) detracted from results.

Did the Fund use derivatives?

The Fund used credit index derivatives, interest rate futures, and swaps to manage its overall risk profile, which had a positive aggregate impact on performance.

Current outlook

●

PGIM Fixed Income remains constructive on high yield bonds, given the enormous monetary and fiscal responses seen to date, and continues to expect spreads to tighten over the medium term. Optimism around the COVID-19 vaccines, an ongoing search for yield, a decline in defaults, and a market that is of higher quality than before the pandemic are among the factors that PGIM Fixed Income expects to drive spread compression going forward.

●

PGIM Fixed Income has reduced its base-case default expectations to 0.9% over the next 12 months and to 1.0% for the following 12 months. This optimism is tempered modestly by COVID-19 mutations and the rapidly expanding delta variant, which are likely to cause growth to slow in regions around the globe that are not well vaccinated, as well as higher-than-expected inflation leading to an increasingly hawkish Federal Reserve, slowing growth in China and/or a materially higher US tax regime on corporations and higher-income individuals.

●

In terms of positioning, PGIM Fixed Income believes BB-rated bonds relative to the Index are attractive on a relative-value basis. The Fund is currently underweight BB-rated bonds, but PGIM Fixed Income is selectively adding exposure. Overweights include independent power producers, housing, gaming, chemicals, and autos.

PGIM Fixed Income ETFs	15

PGIM Active Aggregate Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Average Annual Total Returns as of 8/31/21 Since Inception (%)

Net Asset Value (NAV)	2.59 (04/12/2021)

Market Price*	2.64 (04/12/2021)

Bloomberg US Aggregate Bond Index	2.77

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the commencement of operations (April 12, 2021) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis.The Fund assumes an initial investment on April 15, 2021, while the benchmark and the Index assume that the initial investment occurred on March 31, 2021. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income ETFs	17

PGIM Active Aggregate Bond ETF

Your Fund’s Performance (continued)

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/21 (%)

AAA	67.1

AA	6.6

A	9.6

BBB	16.5

Cash/Cash Equivalents	0.2

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/21

Total Dividends Paid for the Reporting Period ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

0.23	1.24	1.24

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Active Aggregate Bond ETF (the Fund) returned 2.59% based on net asset value in the four-month reporting period from the Fund’s inception on April 12, 2021, through August 31, 2021, underperforming the 2.77% return of the Bloomberg US Aggregate Bond Index (the Index) during that same time.

What were the market conditions?

●

The strong global rebound continued throughout the reporting period, as economies responded to the unprecedented monetary and fiscal stimulus programs. Although yields for short-term Treasuries remained well anchored by the Federal Reserve’s (the Fed’s) commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply in the first quarter of 2021, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020, to 1.74% on March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

●

Market volatility for rates then eased in the second quarter of 2021, escaping the sell-offs observed earlier in the year, with lower long-dated yields and higher front-end rates forming a substantially flatter Treasury yield curve by the end of the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) Instead of pushing up the yield curve, the Fed’s turn toward tapering near the end of the second quarter led to a decline in long-term Treasury yields, as investors assumed a more hawkish Fed would simply mean a lower path for rates over the long run.

●

Following the volatility of the first quarter of 2021, the US 10-year and 30-year Treasury yields ended the period at 1.31% and 1.93%, respectively. Meanwhile, the yield on the 2-year Treasury note ended the period at 0.21%.

●

Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of COVID-19 vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies.

●

The US investment-grade corporate bond market performed well, with spreads tightening to near-historic levels by the end of the period, supported by better-than-expected corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. Meanwhile, agency mortgage-backed securities (MBS) spreads tightened on the back of ongoing Fed buying and bank purchases.

PGIM Fixed Income ETFs	19

Strategy and Performance Overview (continued)

What worked?

●

Overall security selection and sector allocation both contributed to the Fund’s performance during the reporting period. Within security selection, positions in MBS, investment-grade corporates, and emerging markets were the largest contributors.

●	Within sector allocation, an allocation to collateralized loan obligations (CLOs) and overweights to CMBS and investment-grade corporates contributed to returns.

●	Within credit, positioning in banking, midstream energy, telecom, and retailers & restaurants contributed to results.

●	In individual security selection, the Fund benefited from overweights to banking credits JP Morgan, Bank of America, and Goldman Sachs.

●	The Fund’s duration and yield curve positioning both contributed to returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

●	While overall security selection was positive, selection in CLOs was a modest detractor from Fund performance.

●	The Fund’s positioning in the electric utilities, healthcare insurance, and finance companies modestly detracted during the period.

●

In individual security selection relative to the Index, the Fund’s overweight positioning in Edison International (electric utilities), along with underweights to General Electric (capital goods) and Mexico, detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.

Current outlook

●

In considering the composition of the Treasury curve, PGIM Fixed Income believes the repricing of forward rates and inflation expectations in various parts of the curve will likely continue. Even when accounting for the recent change in policy messaging, the hurdle for the Fed to raise rates remains high, and officials will likely wait to observe whether the inflation pressure is transitory.

●

The US saw a marked acceleration in inflation through the first half of 2021. Part of the increase came from “base effects,” but the lion’s share of the gains reflected surprisingly vigorous price increases. (Base effect is the distortion in a monthly inflation figure that results from abnormally high or low levels of inflation a year earlier. In this case, inflation was low a year ago.) Recent developments suggest that inflation will likely continue to run somewhat hot through the months ahead. However, PGIM

20	Visit our website at pgim.com/investments

Fixed Income believes inflation could slowly abate toward the end of the year and early next year, as many of the structural factors that drove soft inflation during much of the past decade remain firmly in place.

●

To date, developed markets central banks have felt comfortable looking through recent price pressures and have kept rates on hold. While maintaining a baseline view that the current bout of inflation will be “transitory,” the Fed at its June 2021 meeting recognized that the upside risks to inflation have increased. Even so, PGIM Fixed Income expects monetary policy to remain highly stimulative through at least this year and much of next year.

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund is overweight structured products (CMBS), investment-grade corporates (from a duration contribution perspective), and municipal bonds. The Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

●

While valuations are now a bit full, with spreads in many sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread-sector outperformance. The combination of high cash balances and low money market rates is likely to continue pushing investors out on the risk spectrum in a search for yield. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

●

Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread tightening environment. In investment-grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. While agency CMBS have benefited from strong bank demand and Fed support, a change in that dynamic—particularly from the Fed—could contribute some widening pressure on spreads.

PGIM Fixed Income ETFs	21

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2021. The example is for illustrative purposes only.

Actual Expenses

The first line in the tables below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Ultra Short Bond ETF	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,002.90	0.15%	$0.76
Hypothetical	$1,000.00	$1,024.45	0.15%	$0.77

22	Visit our website at pgim.com/investments

PGIM Active High Yield Bond ETF	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,037.40	0.53%	$2.72
Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70

PGIM Active Aggregate Bond ETF	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual**	$1,000.00	$1,025.90	0.19%	$0.74
Hypothetical	$1,000.00	$1,024.25	0.19%	$0.97

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using 141-day period ended August 31, 2021 due to the Fund’s inception date on April 12, 2021.

PGIM Fixed Income ETFs	23

PGIM Ultra Short Bond ETF

Schedule of Investments

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 79.4%

ASSET-BACKED SECURITIES 19.1%

Automobile ABS 1.0%
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 144A	0.560%		12/11/34	6,000	$6,009,606
Enterprise Fleet Financing LLC, Series 2021-2, Class A2, 144A	0.480		05/20/27	6,210	6,208,867
Honda Auto Receivables Owner Trust, Series 2020-1, Class A3	1.610		04/22/24	5,500	5,567,109

					17,785,582

Collateralized Loan Obligations 18.1%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.100%	1.226	(c)	07/15/26	80	80,133
Allegro CLO IV Ltd. (Cayman Islands), Series 2016-1A, Class AR2, 144A, 3 Month LIBOR + 0.950%	1.076	(c)	01/15/30	9,108	9,105,428
Anchorage Capital CLO 7 Ltd. (Cayman Islands), Series 2015-7A, Class AR2, 144A, 3 Month LIBOR + 1.090%	1.222	(c)	01/28/31	5,000	5,002,500
Anchorage Capital CLO 8 Ltd. (Cayman Islands), Series 2016-8A, Class AR, 144A, 3 Month LIBOR + 1.000%	1.132	(c)	07/28/28	1,076	1,076,112
Atlas Senior Loan Fund III Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 0.830%	0.954	(c)	11/17/27	3,874	3,874,609
Atrium XII (Cayman Islands), Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830%	0.968	(c)	04/22/27	7,449	7,449,169
Bain Capital Credit CLO (Cayman Islands), Series 2018-1A, Class A1, 144A, 3 Month LIBOR + 0.960%	1.098	(c)	04/23/31	4,000	3,996,408
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 144A, 3 Month LIBOR + 1.040%	1.174	(c)	07/17/28	1,684	1,684,295
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1R2, 144A, 3 Month LIBOR + 0.870%	0.996	(c)	07/15/29	5,000	4,995,934
Benefit Street Partners CLO III Ltd. (Cayman Islands), Series 2013-IIIA, Class A1R2, 144A, 3 Month LIBOR + 1.000%	1.134	(c)	07/20/29	10,000	9,996,795

See Notes to Financial Statements.

PGIM Fixed Income ETFs	25

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont'd.)
BlueMountain CLO XXII Ltd. (Cayman Islands), Series 2018-22A, Class A1, 144A, 3 Month LIBOR + 1.080%	1.206	%(c)	07/15/31	4,500	$4,500,000
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 0.820%	0.954	(c)	01/17/28	2,728	2,727,780
Canyon Capital CLO Ltd. (Cayman Islands), Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.000%	1.112	(c)	07/15/30	15,000	14,996,274
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1R, 144A, 3 Month LIBOR + 1.000%	1.134	(c)	04/20/31	13,000	12,999,973
Catamaran CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 0.850%	0.979	(c)	01/27/28	159	158,470
CIFC Funding Ltd. (Cayman Islands),
Series 2013-3RA, Class A1, 144A, 3 Month LIBOR + 0.980%	1.105	(c)	04/24/31	2,000	2,000,332
Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.010%	1.144	(c)	04/23/29	4,997	4,996,998
Series 2017-2A, Class AR, 144A, 3 Month LIBOR + 0.950%	1.084	(c)	04/20/30	15,000	14,983,082
Elevation CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.230%	1.356	(c)	10/15/29	1,500	1,500,040
Series 2017-7A, Class A, 144A, 3 Month LIBOR + 1.220%	1.346	(c)	07/15/30	1,708	1,708,077
Ellington CLO IV Ltd. (Cayman Islands), Series 2019-4A, Class AR, 144A, 3 Month LIBOR + 1.580%	1.706	(c)	04/15/29	12,000	11,992,628
HPS Loan Management Ltd. (Cayman Islands), Series 11A-17, Class AR, 144A, 3 Month LIBOR + 1.020%	1.142	(c)	05/06/30	3,500	3,501,741
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1RR, 144A, 3 Month LIBOR + 1.030%	1.155	(c)	04/25/31	7,083	7,078,471
JMP Credit Advisors CLO IV Ltd. (Cayman Islands), Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.280%	1.414	(c)	07/17/29	12,068	12,064,728
KKR CLO Ltd. (Cayman Islands), Series 11, Class AR, 144A, 3 Month LIBOR + 1.180%	1.306	(c)	01/15/31	1,000	999,707

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont'd.)
KVK CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.930%	1.061	%(c)	05/20/29	1,931	$1,928,889
Madison Park Funding XXX Ltd. (Cayman Islands), Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750%	0.876	(c)	04/15/29	13,366	13,367,926
Madison Park Funding XXXVIII Ltd. (Cayman Islands), Series 2021-38A, Class X, 144A, 3 Month LIBOR + 0.950%	1.084	(c)	07/17/34	3,500	3,499,918
Magnetite XVI Ltd. (Cayman Islands), Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800%	0.934	(c)	01/18/28	2,404	2,402,943
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 144A, 3 Month LIBOR + 1.240%	1.366	(c)	10/15/28	1,875	1,875,458
Midocean Credit CLO IX (Cayman Islands), Series 2018-9A, Class A1, 144A, 3 Month LIBOR + 1.150%	1.284	(c)	07/20/31	5,250	5,249,991
Midocean Credit CLO V (Cayman Islands), Series 2016-5A, Class AR, 144A, 3 Month LIBOR + 1.120%	1.254	(c)	07/19/28	6,007	6,007,349
Mountain View CLO Ltd. (Cayman Islands), Series 2013-1A, Class ARR, 144A, 3 Month LIBOR + 1.000%	1.138	(c)	10/12/30	13,500	13,500,432
Oaktree CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 0.870%	1.004	(c)	10/20/27	1,583	1,583,145
Ocean Trails CLO VII (Cayman Islands), Series 2019-7A, Class AR, 144A, 3 Month LIBOR + 1.010%	1.144	(c)	04/17/30	5,000	4,999,503
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	1.386	(c)	07/15/30	4,400	4,400,000
Octagon Investment Partners 31 LLC (Cayman Islands), Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.050%	1.184	(c)	07/20/30	8,000	7,990,799
OZLM VI Ltd. (Cayman Islands), Series 2014-6A, Class A1S, 144A, 3 Month LIBOR + 1.080%	1.214	(c)	04/17/31	8,867	8,863,978
OZLM XII Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050%	1.179	(c)	04/30/27	91	91,292
OZLM XIII Ltd. (Cayman Islands), Series 2015-13A, Class A1R, 144A, 3 Month LIBOR + 1.080%	1.209	(c)	07/30/27	125	125,337

See Notes to Financial Statements.

PGIM Fixed Income ETFs	27

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont'd.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R2, 144A, 3 Month LIBOR + 1.130%	1.264	%(c)	01/17/31	1,250	$1,249,645
Series 2015-2A, Class A1R2, 144A, 3 Month LIBOR + 1.100%	1.234	(c)	07/20/30	1,400	1,399,293
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1AR, 144A, 3 Month LIBOR + 1.000%	1.134	(c)	10/20/31	10,000	10,005,001
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class AR2, 144A, 3 Month LIBOR + 1.040%	1.171	(c)	02/20/30	9,873	9,876,034
Sound Point CLO VII-R Ltd. (Cayman Islands), Series 2014-3RA, Class A1R, 144A, 3 Month LIBOR + 1.070%	1.208	(c)	10/23/31	10,000	9,996,496
Sound Point CLO XVII Ltd. (Cayman Islands), Series 2017-3A, Class A1R, 144A, 3 Month LIBOR + 0.980%	1.114	(c)	10/20/30	10,000	9,986,639
Sound Point CLO XXII Ltd. (Cayman Islands), Series 2019-1A, Class AR, 144A, 3 Month LIBOR + 1.080%	1.193	(c)	01/20/32	13,000	12,971,128
TCW CLO Ltd. (Cayman Islands), Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.030%	1.160	(c)	07/29/29	5,500	5,497,838
TICP CLO III-2 Ltd. (Cayman Islands), Series 2018-3R, Class A, 144A, 3 Month LIBOR + 0.840%	0.974	(c)	04/20/28	1,612	1,611,693
Trinitas CLO IV Ltd. (Cayman Islands), Series 2016-4A, Class A1L2, 144A, 3 Month LIBOR + 1.100%	1.234	(c)	10/18/31	12,000	12,000,737
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class ARR, 144A, 3 Month LIBOR + 1.030%	1.155	(c)	10/25/28	6,480	6,478,119
Venture XXI CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	1.006	(c)	07/15/27	453	452,900
Venture XXIV CLO Ltd. (Cayman Islands), Series 2016-24A, Class ARR, 144A, 3 Month LIBOR + 0.900%	1.034	(c)	10/20/28	9,599	9,596,015
Voya CLO Ltd. (Cayman Islands),
Series 2014-1A, Class AAR2, 144A, 3 Month LIBOR + 0.990%	1.124	(c)	04/18/31	1,864	1,864,473

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont'd.)
Voya CLO Ltd. (Cayman Islands), (cont'd.)
Series 2014-2A, Class A1RR, 144A, 3 Month LIBOR + 1.020%	1.154	%(c)	04/17/30	1,689	$1,689,444
Wellfleet CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR3, 144A, 3 Month LIBOR + 1.280%	1.414	(c)	07/20/29	7,945	7,945,129
Series 2016-2A, Class A1R, 144A, 3 Month LIBOR + 1.140%	1.274	(c)	10/20/28	5,016	5,015,512
Series 2017-2A, Class A1R, 144A, 3 Month LIBOR + 1.060%	1.194	(c)	10/20/29	1,750	1,749,917
York CLO-2 Ltd. (Cayman Islands), Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 1.150%	1.288	(c)	01/22/31	10,340	10,339,969
Zais CLO 7 Ltd. (Cayman Islands), Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.290%	1.416	(c)	04/15/30	244	244,268
Zais CLO 8 Ltd. (Cayman Islands), Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.950%	1.076	(c)	04/15/29	831	830,829

					340,157,723

TOTAL ASSET-BACKED SECURITIES (cost $357,495,429)					357,943,305

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.6%
BANK,
Series 2017-BNK5, Class A1	1.909		06/15/60	256	256,524
Series 2017-BNK7, Class A1	1.984		09/15/60	16	15,983
Series 2017-BNK9, Class A1	2.322		11/15/54	395	397,138
Series 2018-BN14, Class A1	3.277		09/15/60	384	393,444
Benchmark Mortgage Trust,
Series 2018-B1, Class A1	2.560		01/15/51	325	326,909
Series 2018-B2, Class A2	3.662		02/15/51	975	1,006,019
Series 2018-B3, Class A2	3.848		04/10/51	960	998,056
Series 2018-B5, Class A2	4.077		07/15/51	800	840,661
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A1	2.288	(cc)	11/15/50	2,130	2,141,570
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A1	2.008		08/15/50	88	88,236
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AAB	3.477		05/10/47	291	302,446
Series 2014-GC23, Class AAB	3.337		07/10/47	797	828,999
Series 2014-GC25, Class A3	3.372		10/10/47	7,219	7,650,932
Series 2016-P4, Class A2	2.450		07/10/49	4,422	4,436,939
Series 2017-P8, Class A1	2.065		09/15/50	320	321,828

See Notes to Financial Statements.

PGIM Fixed Income ETFs	29

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
COMM Mortgage Trust,
Series 2012-CR4, Class A3	2.853%		10/15/45	2,704	$2,760,391
Series 2012-CR5, Class A4	2.771		12/10/45	4,750	4,864,879
Series 2013-CR11, Class ASB	3.660		08/10/50	498	512,216
Series 2013-CR7, Class ASB	2.739		03/10/46	228	230,876
Series 2013-CR8, Class A4	3.334		06/10/46	454	463,254
Series 2013-CR8, Class A5	3.612	(cc)	06/10/46	5,081	5,322,412
Series 2014-CR17, Class ASB	3.598		05/10/47	402	416,472
Series 2014-UBS2, Class ASB	3.472		03/10/47	852	882,450
Series 2014-UBS5, Class A4	3.838		09/10/47	10,000	10,847,008
Series 2015-CR22, Class A3	3.207		03/10/48	2,000	2,012,910
Series 2015-CR23, Class ASB	3.257		05/10/48	1,568	1,634,786
Series 2015-CR24, Class ASB	3.445		08/10/48	2,901	3,044,175
Series 2015-DC1, Class A2	2.870		02/10/48	194	194,184
Series 2015-LC23, Class A2	3.221		10/10/48	683	688,658
Series 2017-COR2, Class A1	2.111		09/10/50	85	85,986
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A4	3.718		08/15/48	8,000	8,730,810
Series 2016-C5, Class ASB	3.533		11/15/48	3,540	3,738,589
DBJPM Mortgage Trust,
Series 2016-C3, Class A2	1.886		08/10/49	97	97,372
Series 2017-C6, Class A3	3.269		06/10/50	5,400	5,651,252
Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class M1, 144A, SOFR30A + 0.650%	0.700	(c)	01/25/34	1,628	1,628,011
GS Mortgage Securities Corp. Trust, Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700%	0.788	(c)	11/21/35	5,425	5,432,271
GS Mortgage Securities Trust,
Series 2014-GC22, Class AAB	3.467		06/10/47	500	518,116
Series 2017-GS7, Class A1	1.950		08/10/50	605	607,561
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class ASB	3.144		05/15/45	542	544,971
Series 2012-C8, Class A3	2.829		10/15/45	3,024	3,070,610
Series 2013-LC11, Class A5	2.960		04/15/46	7,287	7,510,172
Series 2016-JP2, Class ASB	2.713		08/15/49	8,284	8,643,802
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4	3.363		07/15/45	2,904	2,994,307
Series 2013-C12, Class ASB	3.157		07/15/45	316	318,678
Series 2013-C14, Class ASB	3.761	(cc)	08/15/46	7,300	7,547,243
Series 2014-C18, Class A4A2, 144A	3.794		02/15/47	4,170	4,402,032
Series 2014-C25, Class ASB	3.407		11/15/47	3,863	4,036,413
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A1	1.969		09/15/50	219	219,639

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class A4	2.858%		11/15/45	1,413	$1,434,719
Series 2013-C12, Class ASB	3.824		10/15/46	5,195	5,343,515
Series 2013-C8, Class A4	3.134		12/15/48	4,750	4,874,513
Series 2013-C9, Class AAB	2.657		05/15/46	434	440,440
Series 2014-C19, Class ASB	3.326		12/15/47	5,757	5,992,443
Series 2015-C23, Class ASB	3.398		07/15/50	1,963	2,053,388
Series 2017-C34, Class A1	2.109		11/15/52	15	15,072
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A2	2.932		12/15/49	5,029	5,036,983
Series 2018-H3, Class A2	3.997		07/15/51	1,000	1,051,548
MSG III Securitization Trust,
Series 2021-1, Class A, 144A, 1 Month LIBOR + 0.750%	0.841	(c)	06/25/54	4,480	4,474,428
Series 2021-1, Class B, 144A, 1 Month LIBOR + 0.900%	0.991	(c)	06/25/54	650	648,198
Series 2021-1, Class C, 144A, 1 Month LIBOR + 1.100%	1.191	(c)	06/25/54	530	528,533
Series 2021-1, Class D, 144A, 1 Month LIBOR + 1.300%	1.391	(c)	06/25/54	200	199,448
One New York Plaza Trust, Series 2020-1NYP, Class A, 144A, 1 Month LIBOR + 0.950%	1.046	(c)	01/15/26	4,925	4,948,365
Station Place Securitization Trust,
Series 2021-4, Class A, 144A, 1 Month LIBOR + 0.900%	0.986	(c)	04/11/22	6,500	6,493,722
Series 2021-8, Class A, 144A, 1 Month LIBOR + 0.800%	0.886	(c)	06/20/22	9,450	9,457,352
UBS Commercial Mortgage Trust,
Series 2012-C1, Class A3	3.400		05/10/45	1,177	1,181,913
Series 2017-C4, Class A1	2.129		10/15/50	8	8,088
Series 2017-C5, Class A1	2.139		11/15/50	277	278,212
Series 2017-C6, Class A1	2.344		12/15/50	2,849	2,870,747
Series 2018-C11, Class A1	3.211		06/15/51	5	4,707
Series 2018-C8, Class A1	2.659		02/15/51	1,106	1,115,937
Series 2018-C8, Class A2	3.713		02/15/51	1,950	2,015,449
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4	3.091		08/10/49	8,769	8,929,894
Series 2012-C4, Class A5	2.850		12/10/45	11,500	11,740,416
Series 2013-C5, Class A4	3.185		03/10/46	8,311	8,541,540
Series 2013-C6, Class A4	3.244		04/10/46	16,009	16,542,075
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A4	4.218	(cc)	07/15/46	17,500	18,445,430
Series 2013-LC12, Class ASB	3.928	(cc)	07/15/46	4,783	4,946,788

See Notes to Financial Statements.

PGIM Fixed Income ETFs	31

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wells Fargo Commercial Mortgage Trust, (cont'd.)
Series 2015-NXS2, Class A2	3.020%		07/15/58	210	$214,538
Series 2016-C34, Class ASB	2.911		06/15/49	4,754	4,983,208
Series 2017-C42, Class A1	2.338		12/15/50	657	661,510

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $256,971,100)					255,131,309

CORPORATE BONDS 45.9%

Advertising 0.4%
Interpublic Group of Cos, Inc. (The), Sr. Unsec’d. Notes	3.750		10/01/21	8,496	8,519,733

Aerospace & Defense 0.1%
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.350		09/15/21	1,556	1,557,752

Agriculture 0.2%
Cargill, Inc., Sr. Unsec’d. Notes, 144A	1.375		07/23/23	1,000	1,019,943
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.125		05/01/23	3,000	3,039,304

					4,059,247

Airlines 0.4%
Southwest Airlines Co., Sr. Unsec’d. Notes(a)	4.750		05/04/23	7,500	8,010,529

Apparel 0.4%
VF Corp., Sr. Unsec’d. Notes	2.050		04/23/22	8,000	8,086,286

Auto Manufacturers 1.8%
American Honda Finance Corp., Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.290%	0.418	(c)	12/10/21	750	750,384
BMW US Capital LLC,
Gtd. Notes, 144A	1.850		09/15/21	1,668	1,668,956
Gtd. Notes, 144A	3.800		04/06/23	4,000	4,209,992
Gtd. Notes, 144A, SOFR + 0.530%	0.580	(c)	04/01/24	4,000	4,040,055
Daimler Finance North America LLC, Gtd. Notes, 144A	0.750		03/01/24	13,500	13,518,589
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN, SOFR + 0.300%	0.350	(c)	06/13/22	10,000	10,011,989

					34,199,965

Banks 13.7%
Banco del Estado de Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875		02/08/22	4,045	4,102,297

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont'd.)
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.500%		04/11/22	10,400	$10,601,186
Bank of America Corp., Sr. Unsec’d. Notes, MTN, 3 Month BSBY + 0.430%	0.529	(c)	05/28/24	15,000	15,026,312
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes	1.625		05/01/23	6,000	6,132,710
Banque Federative du Credit Mutuel SA (France), Sr. Unsec’d. Notes, 144A	0.650		02/27/24	7,250	7,253,807
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	1.700		05/12/22	10,000	10,090,486
Canadian Imperial Bank of Commerce (Canada), Sr. Unsec’d. Notes, SOFR + 0.800%	0.850	(c)	03/17/23	6,000	6,057,155
Citizens Bank NA, Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.810%	0.932	(c)	05/26/22	8,500	8,542,359
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.700%	0.828	(c)	03/10/22	5,000	5,017,270
Cooperatieve Rabobank UA (Netherlands), Sr. Unsec’d. Notes, SOFR + 0.300%	0.350	(c)	01/12/24	5,500	5,508,213
Credit Agricole Corporate & Investment Bank SA (France), MTN	0.400		01/15/23	11,600	11,604,098
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, SOFR + 0.390%	0.440	(c)	02/02/24	3,750	3,749,895
Sr. Unsec’d. Notes, SOFR + 0.450%	0.500	(c)	02/04/22	5,000	5,006,428
DIB Sukuk Ltd. (Cayman Islands), Sr. Unsec’d. Notes	3.664		02/14/22	2,400	2,428,364
Fifth Third Bank NA, Sr. Unsec’d. Notes, BKNT	1.800		01/30/23	5,000	5,104,354
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	5.750		01/24/22	3,000	3,065,177
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.053%	2.908	(cc)	06/05/23	7,314	7,451,290
Sr. Unsec’d. Notes, SOFR + 0.538%	0.627	(cc)	11/17/23	5,000	5,007,020
Huntington National Bank (The), Sr. Unsec’d. Notes	1.800		02/03/23	6,000	6,121,508
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec’d. Notes	2.452		10/20/21	1,864	1,868,318
ING Groep NV (Netherlands), Sr. Unsec’d. Notes, 3 Month LIBOR + 1.150%	1.296	(c)	03/29/22	10,500	10,564,002
JPMorgan Chase & Co., Sr. Unsec’d. Notes, SOFR + 0.490%	0.768	(cc)	08/09/25	15,000	14,970,449
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.623		07/18/22	3,500	3,572,408
Sr. Unsec’d. Notes	2.665		07/25/22	3,044	3,109,167
Morgan Stanley,
Sr. Unsec’d. Notes	2.750		05/19/22	3,000	3,054,265
Sr. Unsec’d. Notes, MTN	2.625		11/17/21	3,000	3,015,198
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.400%	1.525	(c)	10/24/23	4,750	4,815,946

See Notes to Financial Statements.

PGIM Fixed Income ETFs	33

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont'd.)
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A	0.400%		12/07/23	3,750	$3,757,982
Sr. Unsec’d. Notes, 144A	1.200		04/23/23	3,000	3,042,739
Nordea Bank Abp (Finland), Sr. Unsec’d. Notes, 144A	0.625		05/24/24	9,500	9,521,088
PNC Bank NA, Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.325%	0.453	(c)	02/24/23	3,000	3,003,688
RHB Bank Bhd (Malaysia), Sr. Unsec’d. Notes, EMTN	2.503		10/06/21	1,300	1,302,342
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.730%	0.848	(c)	02/01/22	5,050	5,064,987
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.660%	0.785	(c)	11/15/21	1,000	1,001,173
Skandinaviska Enskilda Banken AB (Sweden), 144A	0.650		09/09/24	11,250	11,234,025
Skysea International Capital Management Ltd. (British Virgin Islands), Gtd. Notes, EMTN	4.875		12/07/21	4,300	4,348,479
Standard Chartered PLC (United Kingdom), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.200%	1.328	(c)	09/10/22	10,000	10,002,022
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, MTN, SOFR + 0.480%	0.530	(c)	01/27/23	7,138	7,172,388
Truist Bank,
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.590%	0.714	(c)	05/17/22	3,000	3,011,057
Sr. Unsec’d. Notes, BKNT, SOFR + 0.730%	0.776	(c)	03/09/23	2,000	2,014,247
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A	0.450		02/09/24	3,000	2,988,644
Sr. Unsec’d. Notes, 144A, SOFR + 0.360%	0.410	(c)	02/09/24	4,500	4,524,103
US Bank NA, Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.440%	0.571	(c)	05/23/22	3,700	3,709,759
Wells Fargo Bank NA, Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.650%	2.082	(cc)	09/09/22	8,000	8,002,960

					256,541,365

Beverages 0.7%
Coca-Cola Europacific Partners PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	0.500		05/05/23	5,600	5,594,732
Sr. Unsec’d. Notes, 144A	0.800		05/03/24	3,000	2,996,413
PepsiCo, Inc., Sr. Unsec’d. Notes	0.400		10/07/23	5,500	5,518,168

					14,109,313

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Biotechnology 0.3%
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	0.750%	09/29/23	3,000	$3,000,761
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.520%	0.666(c)	09/29/23	3,000	3,000,763

				6,001,524

Building Materials 0.1%
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	0.650	07/15/23	2,250	2,255,585

Chemicals 0.4%
Air Liquide Finance SA (France), Gtd. Notes, 144A	2.250	09/27/23	1,000	1,035,249
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	1.900	05/13/23	3,000	3,069,492
Westlake Chemical Corp., Sr. Unsec’d. Notes	0.875	08/15/24	2,750	2,752,057

				6,856,798

Coal 0.2%
Korea Resources Corp. (South Korea), Sr. Unsec’d. Notes	3.000	04/24/22	3,200	3,250,452

Commercial Services 0.3%
PayPal Holdings, Inc., Sr. Unsec’d. Notes	1.350	06/01/23	5,000	5,088,555

Computers 0.4%
Apple, Inc.,
Sr. Unsec’d. Notes	1.700	09/11/22	5,000	5,077,218
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	0.625(c)	02/09/22	2,163	2,167,689

				7,244,907

Diversified Financial Services 3.2%
AIG Global Funding, Sr. Sec’d. Notes, 144A	0.650	06/17/24	12,750	12,762,014
Air Lease Corp., Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%	0.484(c)	12/15/22	15,000	15,014,373
American Express Co., Sr. Unsec’d. Notes	3.700	11/05/21	8,000	8,025,897
BOC Aviation Ltd. (Singapore), Sr. Unsec’d. Notes, 144A	2.375	09/15/21	5,000	5,002,469
Capital One Bank USA NA, Sub. Notes	3.375	02/15/23	4,000	4,167,726
Capital One Financial Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%	0.849(c)	01/30/23	1,660	1,671,935
Citigroup Global Markets Holdings, Inc., Gtd. Notes, MTN	0.750	06/07/24	13,250	13,198,148

				59,842,562

See Notes to Financial Statements.

PGIM Fixed Income ETFs	35

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 3.9%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes	3.650%	12/01/21	4,000	$4,033,502
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.480%	0.606(c)	11/01/23	3,000	3,002,204
CenterPoint Energy, Inc., Sr. Unsec’d. Notes, SOFR + 0.650%	0.700(c)	05/13/24	10,000	10,012,086
DTE Energy Co., Sr. Unsec’d. Notes	2.250	11/01/22	8,000	8,171,221
Entergy Louisiana LLC, First Mortgage	0.620	11/17/23	4,250	4,251,720
Florida Power & Light Co., Sr. Unsec’d. Notes, SOFR + 0.250%	0.300(c)	05/10/23	12,000	12,000,863
NextEra Energy Capital Holdings, Inc., Gtd. Notes	2.900	04/01/22	2,500	2,538,095
OGE Energy Corp., Sr. Unsec’d. Notes	0.703	05/26/23	3,500	3,499,296
PPL Electric Utilities Corp.,
First Mortgage	2.500	09/01/22	4,800	4,881,467
First Mortgage, SOFR + 0.330%	0.363(c)	06/24/24	2,250	2,250,422
Saudi Electricity Global Sukuk Co. (Cayman Islands), Sr. Unsec’d. Notes	4.211	04/03/22	1,800	1,838,543
Sempra Energy, Sr. Unsec’d. Notes	2.875	10/01/22	10,354	10,555,918
WEC Energy Group, Inc., Sr. Unsec’d. Notes	0.800	03/15/24	7,250	7,285,907

				74,321,244

Food 1.4%
Hormel Foods Corp., Sr. Unsec’d. Notes	0.650	06/03/24	3,500	3,505,150
McCormick & Co., Inc., Sr. Unsec’d. Notes	2.700	08/15/22	7,685	7,846,250
Mondelez International Holdings Netherlands BV (Netherlands), Gtd. Notes, 144A	2.000	10/28/21	2,000	2,002,658
Mondelez International, Inc., Sr. Unsec’d. Notes	0.625	07/01/22	8,000	8,025,066
Nestle Holdings, Inc., Gtd. Notes, 144A	0.375	01/15/24	5,000	4,987,949

				26,367,073

Forest Products & Paper 0.4%
Georgia-Pacific LLC, Sr. Unsec’d. Notes, 144A	3.734	07/15/23	7,000	7,377,802

Gas 0.3%
Atmos Energy Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.380%	0.503(c)	03/09/23	5,250	5,250,002

Healthcare-Products 0.1%
Stryker Corp., Sr. Unsec’d. Notes	0.600	12/01/23	1,250	1,250,065

Healthcare-Services 0.4%
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	0.550	05/15/24	7,250	7,250,263

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Holding Companies-Diversified 0.1%
Swire Pacific Financing Ltd. (Cayman Islands), Gtd. Notes, EMTN	4.500%		02/28/22	2,000	$2,036,647

Household Products/Wares 0.4%
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A, 3 Month LIBOR + 0.560%	0.694	(c)	06/24/22	8,000	8,031,623

Insurance 3.0%
AIA Group Ltd. (Hong Kong), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.520%	0.655	(c)	09/20/21	600	600,038
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	2.750		03/15/23	4,853	5,018,330
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A	0.800		08/12/24	3,000	3,006,731
Sec’d. Notes, 144A, SOFR + 0.390%	0.440	(c)	04/06/23	10,000	10,015,669
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A	3.375		01/11/22	1,250	1,264,329
Sec’d. Notes, 144A	3.450		10/09/21	750	752,533
New York Life Global Funding,
Sec’d. Notes, 144A	2.900		01/17/24	4,190	4,425,485
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.440%	0.559	(c)	07/12/22	3,000	3,010,199
Pacific Life Global Funding II, Sr. Sec’d. Notes, 144A	0.500		09/23/23	4,750	4,761,760
Principal Life Global Funding II,
Sec’d. Notes, 144A	0.500		01/08/24	7,250	7,246,560
Sec’d. Notes, 144A, SOFR + 0.450%	0.500	(c)	04/12/24	1,250	1,253,059
Protective Life Global Funding,
Sec’d. Notes, 144A	0.631		10/13/23	4,250	4,267,960
Sr. Sec’d. Notes, 144A	0.473		01/12/24	10,000	9,972,193

					55,594,846

Machinery-Constructions & Mining 0.5%
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	0.450		09/14/23	10,000	10,025,976

Machinery-Diversified 0.4%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.260%	0.388	(c)	09/10/21	400	400,027
Otis Worldwide Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%	0.595	(c)	04/05/23	6,700	6,693,770

					7,093,797

See Notes to Financial Statements.

PGIM Fixed Income ETFs	37

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 0.1%
Walt Disney Co. (The), Gtd. Notes, 3 Month LIBOR + 0.390%	0.510	%(c)	09/01/22	3,000	$3,009,790

Oil & Gas 1.9%
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	1.571		04/15/23	4,000	4,080,283
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.330%	0.455	(c)	08/16/22	4,000	4,011,823
Phillips 66,
Gtd. Notes	0.900		02/15/24	4,000	4,001,450
Gtd. Notes	4.300		04/01/22	5,921	6,056,829
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	0.550		05/15/23	2,500	2,498,697
Sr. Unsec’d. Notes	0.750		01/15/24	4,250	4,241,407
Saudi Arabian Oil Co. (Saudi Arabia), Sr. Unsec’d. Notes, 144A	2.750		04/16/22	1,980	2,008,225
Valero Energy Corp., Sr. Unsec’d. Notes	2.700		04/15/23	8,000	8,265,263

					35,163,977

Pharmaceuticals 2.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.375		11/14/21	3,730	3,753,513
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%	0.781	(c)	11/21/22	3,000	3,019,019
AmerisourceBergen Corp., Sr. Unsec’d. Notes	0.737		03/15/23	12,000	12,017,763
Astrazeneca Finance LLC, Gtd. Notes	0.700		05/28/24	12,250	12,264,879
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	0.537		11/13/23	10,000	10,003,003
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.380%	0.505	(c)	05/16/22	2,000	2,005,027
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	0.534		10/01/23	6,500	6,512,013

					49,575,217

Pipelines 1.1%
Enterprise Products Operating LLC, Gtd. Notes	3.500		02/01/22	12,350	12,516,446
Southern Natural Gas Co. LLC, Sr. Unsec’d. Notes, 144A	0.625		04/28/23	5,250	5,248,310
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	2.500		08/01/22	3,000	3,060,905

					20,825,661

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 0.4%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.125%		03/20/22	6,775	$6,863,567

Real Estate Investment Trusts (REITs) 1.2%
ERP Operating LP, Sr. Unsec’d. Notes	4.625		12/15/21	7,605	7,631,083
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400		11/01/22	5,935	6,112,627
Public Storage, Sr. Unsec’d. Notes, SOFR + 0.470%	0.520	(c)	04/23/24	8,500	8,504,894

					22,248,604

Retail 1.4%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A	0.625		02/10/23	1,750	1,750,625
Sr. Unsec’d. Notes, 144A	0.800		02/10/24	2,250	2,249,496
AutoZone, Inc., Sr. Unsec’d. Notes	3.700		04/15/22	15,000	15,185,987
Home Depot, Inc. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.310%	0.430	(c)	03/01/22	1,500	1,502,068
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	2.625		01/15/22	2,193	2,212,348
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%	0.562	(c)	10/28/21	1,900	1,901,169
Starbucks Corp., Sr. Unsec’d. Notes	1.300		05/07/22	1,000	1,007,192

					25,808,885

Savings & Loans 0.5%
Nationwide Building Society (United Kingdom), Sr. Unsec’d. Notes, 144A	0.550		01/22/24	9,750	9,734,598

Semiconductors 0.3%
Intel Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.350%	0.477	(c)	05/11/22	5,000	5,010,492

Software 0.9%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	0.600		03/01/24	5,750	5,750,661
Infor, Inc., Sr. Unsec’d. Notes, 144A	1.450		07/15/23	1,200	1,214,538
Oracle Corp., Sr. Unsec’d. Notes	2.500		10/15/22	9,000	9,218,873

					16,184,072

See Notes to Financial Statements.

PGIM Fixed Income ETFs	39

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 1.8%
NTT Finance Corp. (Japan), Gtd. Notes, 144A	0.583%		03/01/24	6,500	$6,500,356
Rogers Communications, Inc. (Canada), Gtd. Notes, 3 Month LIBOR + 0.600%	0.735	(c)	03/22/22	4,200	4,210,952
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	0.750		03/22/24	8,000	8,031,329
Sr. Unsec’d. Notes, SOFR + 0.500%	0.550	(c)	03/22/24	7,000	7,039,563
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	2.500		09/26/22	8,000	8,178,597

					33,960,797

Transportation 0.2%
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.875		06/01/22	3,000	3,050,585

TOTAL CORPORATE BONDS (cost $856,633,506)					861,660,156

CERTIFICATES OF DEPOSIT 0.8%

Banks 0.8%
Bank of Montreal (Canada), 3 Month LIBOR + 0.110%	0.229	(c)	12/13/21	5,000	5,001,798
Credit Agricole Corporate & Investment Bank (France), 3 Month LIBOR + 0.480%	0.605	(c)	09/17/21	920	920,193
Royal Bank of Canada (Canada), 3 Month LIBOR + 0.110%	0.228	(c)	12/16/21	3,000	3,001,103
Westpac Banking Corp. (Australia), 3 Month LIBOR + 0.010%	0.148	(c)	01/24/22	7,100	7,100,275

TOTAL CERTIFICATES OF DEPOSIT (cost $16,019,117)					16,023,369

TOTAL LONG-TERM INVESTMENTS (cost $1,487,119,152)					1,490,758,139

				Shares

SHORT-TERM INVESTMENTS 21.9%

AFFILIATED MUTUAL FUNDS 7.9%
PGIM Core Ultra Short Bond Fund(wa)				145,724,638	145,724,638
PGIM Institutional Money Market Fund (cost $2,328,571; includes $2,328,443 of cash collateral for securities on loan)(b)(wa)				2,329,368	2,327,971

TOTAL AFFILIATED MUTUAL FUNDS (cost $148,053,209)					148,052,609

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

TIME DEPOSIT 1.0%
Skandinaviska Enskilda Banken AB (cost $19,494,739)	0.005%		09/01/21	19,495	$19,494,739

CERTIFICATES OF DEPOSIT 1.6%

Banks 1.6%
Bank of Montreal (Canada)	0.230		05/05/22	5,000	5,001,983
Bank of Nova Scotia (Canada)	0.230		05/10/22	5,000	5,002,373
Lloyds Bank Corporate Markets PLC (United Kingdom), 3 Month LIBOR + 0.190%	0.312	(c)	11/26/21	10,000	10,004,635
Natixis SA (France), 3 Month LIBOR + 0.130%	0.253	(c)	12/09/21	10,000	10,003,443

TOTAL CERTIFICATES OF DEPOSIT (cost $30,000,000)					30,012,434

COMMERCIAL PAPER 10.7%
AT&T, Inc. 144A	0.381	(s)	11/16/21	10,000	9,996,129
BAT International Finance PLC (United Kingdom) 144A	0.230	(s)	09/21/21	5,000	4,999,592
Canadian Imperial Bank of Commerce (Canada) 144A	0.241	(s)	05/04/22	4,000	3,995,572
Enbridge, Inc. 144A	0.300	(s)	12/10/21	10,000	9,994,277
Enbridge, Inc. 144A	0.250	(s)	09/14/21	5,000	4,999,747
Enel Finance America LLC 144A	0.392	(s)	07/15/22	5,000	4,987,721
Enel Finance America LLC 144A	0.392	(s)	07/14/22	5,000	4,987,760
Glencore Funding LLC 144A	0.270	(s)	09/24/21	10,000	9,998,273
Healthpeak Properties, Inc 144A	0.180	(s)	09/15/21	4,185	4,184,564
Healthpeak Properties, Inc 144A	0.180	(s)	09/09/21	5,000	4,999,800
Healthpeak Properties, Inc 144A	0.160	(s)	09/01/21	5,000	4,999,982
Hitachi America Capital Ltd. 144A	0.140	(s)	09/08/21	10,000	9,999,711
HSBC Bank PLC (United Kingdom) 144A, 3 Month LIBOR + 0.130%	0.251	(c)	09/17/21	5,000	5,000,242
HSBC USA, Inc. 144A	0.462	(s)	12/10/21	6,000	5,996,011
Hyundai Capital America 144A	0.160	(s)	09/10/21	10,000	9,999,722
Ingredion, Inc. 144A	0.250	(s)	11/09/21	11,500	11,495,305
Realty Income Corp. 144A	0.180	(s)	09/29/21	11,000	10,998,635
Sempra Energy 144A	0.180	(s)	09/20/21	5,000	4,999,616
Societe Generale SA (France) 144A, 3 Month LIBOR + 0.160%	0.284	(c)	12/13/21	10,000	10,003,898
Suncor Energy, Inc. 144A	0.250	(s)	09/27/21	10,000	9,998,898
Toronto-Dominion Bank (The) (Canada) 144A, 3 Month LIBOR + 0.090%	0.222	(c)	12/03/21	3,000	3,000,570

See Notes to Financial Statements.

PGIM Fixed Income ETFs	41

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
UBS AG (United Kingdom) 144A, 3 Month LIBOR + 0.080%	0.247	%(c)	10/12/21	5,000	$5,000,285
UDR, Inc. 144A	0.170	(s)	09/14/21	3,500	3,499,823
UDR, Inc. 144A	0.150	(s)	09/30/21	10,000	9,998,750
Volkswagen Group of America Finance LLC 144A	0.523	(s)	10/25/21	7,000	6,995,295
VW Credit, Inc. 144A	0.190	(s)	09/16/21	5,075	5,074,702
Walt Disney Co. (The) 144A	0.271	(s)	03/31/22	7,000	6,991,714
Waste Management, Inc. 144A	0.321	(s)	07/11/22	8,500	8,486,878
Welltower, Inc. 144A	0.180	(s)	09/21/21	5,000	4,999,592

TOTAL COMMERCIAL PAPER (cost $200,639,111)					200,683,064

CORPORATE NOTES 0.7%

Biotechnology 0.1%
Gilead Sciences, Inc., 3 Month LIBOR + 0.150%	0.275	(c)	09/17/21	1,750	1,750,092

Electric 0.6%
Southern California Edison Co., 3 Month LIBOR + 0.270%	0.399	(c)	12/03/21	10,000	10,001,844

TOTAL CORPORATE NOTES (cost $11,750,000)					11,751,936

TOTAL SHORT-TERM INVESTMENTS (cost $409,937,059)					409,994,782

TOTAL INVESTMENTS 101.3% (cost $1,897,056,211)					1,900,752,921

Liabilities in excess of other assets (1.3)%					(24,214,197)

NET ASSETS 100.0%					$1,876,538,724

The following abbreviations are used in the annual report:

(A)—Annual payment frequency for swaps

(Q)—Quarterly payment frequency for swaps

(S)—Semiannual payment frequency for swaps

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

BKNT—Bank Note

BSBY—Bloomberg Short-Term Bank Yield Index

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

See Notes to Financial Statements.

42

FEDL01—1 Day Overnight FED Funds Effective Rate

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate Data

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,282,514; cash collateral of $2,328,443 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(s)	Represents zero coupon bond. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and the PGIM Institutional Money Market Fund, if applicable.

Futures contracts outstanding at August 31, 2021:

Number of contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Short Positions:
32	2 Year U.S. Treasury Notes	Dec. 2021	$7,050,500	$(4,715)

Interest rate swap agreements outstanding at August 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2021	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
26,525	01/11/22	2.672%(S)	3 Month LIBOR(Q)	$(69,687)	$(334,879)	$(265,192)
24,945	04/01/22	2.265%(S)	3 Month LIBOR(Q)	(68,490)	(536,449)	(467,959)
11,000	04/12/22	2.357%(S)	3 Month LIBOR(Q)	(48,829)	(245,097)	(196,268)
3,250	06/15/22	1.873%(S)	3 Month LIBOR(Q)	8,358	(56,219)	(64,577)
22,000	08/22/22	1.421%(S)	3 Month LIBOR(Q)	(9,684)	(276,491)	(266,807)
19,000	09/03/22	1.919%(S)	3 Month LIBOR(Q)	(75,743)	(512,481)	(436,738)
25,000	01/30/23	1.467%(S)	3 Month LIBOR(Q)	(11,765)	(477,783)	(466,018)
9,900	02/12/22	1.420%(S)	3 Month LIBOR(Q)	647	(63,759)	(64,406)
7,500	05/11/22	2.300%(S)	FEDL01(1)(A)	(86,102)	(169,131)	(83,029)

See Notes to Financial Statements.

PGIM Fixed Income ETFs	43

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Interest rate swap agreements outstanding at August 31, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2021	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d):
2,000	12/10/22	0.362%(S)	FEDL01(1)(A)	$16	$(10,846)	$(10,862)
8,000	07/02/22	(0.001)%(S)	FEDL01(1)(A)	70	6,974	6,904
5,000	04/13/23	(0.013)%(S)	FEDL01(1)(A)	94	14,714	14,620
7,000	01/14/23	(0.006)%(S)	FEDL01(1)(A)	90	15,554	15,464
8,560	05/11/23	2.250%(S)	FEDL01(1)(A)	(357,443)	(365,553)	(8,110)
8,750	02/04/24	0.133%(S)	FEDL01(1)(A)	8,280	28,535	20,255
19,500	03/01/24	0.230%(S)	FEDL01(1)(A)	20,131	15,210	(4,921)
8,000	03/15/24	0.276%(S)	FEDL01(1)(A)	142	(2,976)	(3,118)
7,000	03/18/24	0.278%(S)	FEDL01(1)(A)	140	(2,635)	(2,775)
8,000	08/31/24	0.399%(S)	FEDL01(1)(A)	160	(15,900)	(16,060)
3,000	04/26/24	0.305%(S)	FEDL01(1)(A)	138	(1,324)	(1,462)
16,750	05/20/24	0.296%(S)	FEDL01(1)(A)	170	5,351	5,181
5,000	12/07/23	0.221%(S)	FEDL01(1)(A)	146	1,661	1,515
10,900	06/07/24	0.318%(S)	FEDL01(1)(A)	160	474	314
18,000	06/07/23	0.148%(S)	FEDL01(1)(A)	167	3,786	3,619
12,750	06/16/24	0.304%(S)	FEDL01(1)(A)	166	8,409	8,243
75,000	07/26/23	0.192%(S)	FEDL01(1)(A)	301	(13,704)	(14,005)
15,000	08/05/24	0.261%(S)	SOFRRATE(A)	179	29,312	29,133
3,000	08/13/24	0.368%(S)	SOFRRATE(A)	154	(3,355)	(3,509)
8,000	05/11/25	0.450%(S)	SOFRRATE(A)	6,299	(6,681)	(12,980)
11,250	05/11/24	0.300%(S)	SOFRRATE(A)	(1,564)	(12,592)	(11,028)

				$(683,299)	$(2,977,875)	$(2,294,576)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/ exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$3,372,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

44

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobile ABS	$—	$17,785,582	$—
Collateralized Loan Obligations	—	340,157,723	—
Commercial Mortgage-Backed Securities	—	255,131,309	—
Corporate Bonds	—	861,660,156	—
Certificates of Deposit	—	16,023,369	—
Short-Term Investments
Affiliated Mutual Funds	148,052,609	—	—
Time Deposit	—	19,494,739	—
Certificates of Deposit	—	30,012,434	—
Commercial Paper	—	200,683,064	—
Corporate Notes	—	11,751,936	—

Total	$148,052,609	$1,752,700,312	$—

Other Financial Instruments*
Assets
Centrally Cleared Interest Rate Swap Agreements	$—	$105,248	$—

Total	$—	$105,248	$—

Liabilities
Futures Contracts	$(4,715)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(2,399,824)	—

Total	$(4,715)	$(2,399,824)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	45

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	18.1%
Banks	16.1
Commercial Mortgage-Backed Securities	13.6
Commercial Paper	10.7
Affiliated Mutual Fund (0.1% represents investments purchased with collateral from securities on loan)	7.9
Electric	4.5
Diversified Financial Services	3.2
Insurance	3.0
Pharmaceuticals	2.6
Oil & Gas	1.9
Auto Manufacturers	1.8
Telecommunications	1.8
Food	1.4
Retail	1.4
Real Estate Investment Trusts (REITs)	1.2
Pipelines	1.1
Time Deposit	1.0
Automobile ABS	1.0
Software	0.9
Beverages	0.7
Machinery-Constructions & Mining	0.5
Savings & Loans	0.5
Advertising	0.4
Apparel	0.4
Household Products/Wares	0.4
Airlines	0.4
Biotechnology	0.4
Forest Products & Paper	0.4
Healthcare-Services	0.4
Computers	0.4
Machinery-Diversified	0.4
Real Estate	0.4
Chemicals	0.4
Gas	0.3
Commercial Services	0.3
Semiconductors	0.3
Agriculture	0.2
Coal	0.2
Transportation	0.2
Media	0.1
Building Materials	0.1
Holding Companies-Diversified	0.1
Aerospace & Defense	0.1
Healthcare-Products	0.1

101.3
Liabilities in excess of other assets	(1.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

46

Fair values of derivative instruments as of August 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures*	$—	Due from/to broker— variation margin futures*	$(4,715)
Interest rate contracts	Due from/to broker—variation margin swaps*	105,248	Due from/to broker— variation margin swaps*	(2,399,824)

		$105,248		$(2,404,539)

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$3,125	$(5,964,975)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$198	$5,905,149

For the period ended August 31, 2021 the Fund’s average volume of derivative activities is as follows:

Futures Contracts—Long Positions(1)	Futures Contracts—Short Positions(1)	Interest Rate Swap Agreements(1)
$ —	$10,066,955	$349,971,000

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	47

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Average volume is based on average quarter end balances as noted for the year ended August 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$2,282,514	$(2,282,514)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

48

PGIM Ultra Short Bond ETF

Statement of Assets & Liabilities

as of August 31, 2021

Assets
Investments at value, including securities on loan of $2,282,514:
Unaffiliated investments (cost $1,749,003,002)	$1,752,700,312
Affiliated investments (cost $148,053,209)	148,052,609
Cash	7
Receivable for Fund shares sold	9,941,140
Interest and dividends receivable	4,467,738
Deposit with broker for centrally cleared/exchange-traded derivatives	3,372,000
Receivable for investments sold	2,968
Due from broker—variation margin futures	250

Total Assets	1,918,537,024

Liabilities
Payable for investments purchased	39,413,992
Payable to broker for collateral for securities on loan	2,328,443
Management fee payable	229,067
Due to broker—variation margin swaps	26,301
Other liabilities	497

Total Liabilities	41,998,300

Net Assets	$1,876,538,724

Net assets were comprised of:
Common stock, at par	$37,750
Paid-in capital in excess of par	1,888,989,949
Total distributable earnings (loss)	(12,488,975)

Net assets, August 31, 2021	$1,876,538,724

Net asset value, offering price and redemption price per share, ($1,876,538,724 / 37,750,000 shares of common stock issued and outstanding)	$49.71

See Notes to Financial Statements.

PGIM Fixed Income ETFs	49

PGIM Ultra Short Bond ETF

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Interest income	$18,710,394
Affiliated dividend income	93,169
Income from securities lending, net (including affiliated income of $4,835)	4,835

Total income	18,808,398

Expenses
Management fee	1,980,422

Total expenses	1,980,422

Net investment income (loss)	16,827,976

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(897))	1,153,999
Futures transactions	3,125
Swap agreement transactions	(5,964,975)

(4,807,851)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(600))	(5,836,479)
Futures	198
Swap agreements	5,905,149

68,868

Net gain (loss) on investment transactions	(4,738,983)

Net Increase (Decrease) In Net Assets Resulting From Operations	$12,088,993

See Notes to Financial Statements.

50

PGIM Ultra Short Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,827,976	$18,720,058
Net realized gain (loss) on investments	(4,807,851)	(8,313,008)
Net change in unrealized appreciation (depreciation) on investments	68,868	1,943,730

Net increase (decrease) in net assets resulting from operations	12,088,993	12,350,780

Dividends and Distributions
Distributions from distributable earnings	(18,216,405)	(19,849,756)

Fund share transactions
Net proceeds from shares sold	934,975,118	901,617,907
Cost of shares purchased	(92,197,152)	(417,220,526)

Net increase (decrease) in net assets from Fund share transactions	842,777,966	484,397,381

Total increase (decrease)	836,650,554	476,898,405

Net Assets:
Beginning of period	1,039,888,170	562,989,765

End of period	$1,876,538,724	$1,039,888,170

See Notes to Financial Statements.

PGIM Fixed Income ETFs	51

PGIM Ultra Short Bond ETF

Financial Highlights

	Year Ended August 31,			April 5, 2018(e) through August 31,
	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$49.93	$50.15	$50.12	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.64	1.06	1.40	0.53
Net realized and unrealized gain (loss) on investments	(0.15)	(0.08)	(0.02)	0.01
Total from investment operations	0.49	0.98	1.38	0.54
Less Dividends and Distributions:
Dividends from net investment income	(0.71)	(1.20)	(1.35)	(0.42)
Net asset value, end of period	$49.71	$49.93	$50.15	$50.12
Total Return(b):	0.98%	1.99%	2.80%	1.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,876,539	$1,039,888	$562,990	$52,627
Average net assets (000)	$1,320,282	$883,274	$246,678	$33,209
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	(d)
Expenses before waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	(d)
Net investment income (loss)	1.27%	2.12%	2.77%	2.58%	(d)
Portfolio turnover rate(f)	10%	47%	7%	145%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

PGIM Active High Yield Bond ETF

Schedule of Investments

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 94.9%

BANK LOANS 3.0%

Airlines 0.4%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Initial Term Loan, 3 Month LIBOR + 4.750%	5.500	%(c)	04/20/28	132	$135,361
United Airlines, Inc., Class B Term Loan, 3 Month LIBOR + 3.750%	4.500	(c)	04/21/28	195	194,775

					330,136

Diversified/Conglomerate Services 0.3%
Intrado Corp., Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24	265	255,877

Electric & Gas Marketing 0.1%
Heritage Power LLC, Term Loan, 3 Month LIBOR + 6.000%	7.000	(c)	07/30/26	146	130,642

Entertainment 0.1%
Bally’s Corp., Term B-1 Facility Loan, 3 Month LIBOR + 8.000%	9.000	(c)	05/11/26	50	52,161
Golden Nugget Online Gaming, Inc., 2020 Initial Term Loan, 3 Month LIBOR + 12.000%	13.000	(c)	10/04/23	4	4,077
Scientific Games International, Inc., Initial Term B-5 Loan, 1 Month LIBOR + 2.750%	2.835	(c)	08/14/24	73	72,797

					129,035

Industrial Services 0.1%
Great Outdoors Group LLC, Term B-1 Loan, 3 Month LIBOR + 4.250%	5.000	(c)	03/06/28	50	49,848

Infrastructure Software 0.2%
McAfee LLC, Term B USD Loan, 1 Month LIBOR + 3.750%	3.835	(c)	09/30/24	186	186,099

Insurance 0.3%
Asurion LLC, New B-4 Term Loan (Second Lien), 1 Month LIBOR + 5.250%	5.335	(c)	01/20/29	225	223,641

Media 0.0%
Diamond Sports Group LLC, Term Loan, 1 Month LIBOR + 3.250%	3.340	(c)	08/24/26	40	24,737

See Notes to Financial Statements.

PGIM Fixed Income ETFs	53

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas 0.3%
Ascent Resources Utica Holdings LLC/Aru Finance Corp., Term Loan (Second Lien), 3 Month LIBOR + 9.000%	10.000	%(c)	11/01/25	118	$128,030
CITGO Petroleum Corp., 2019 Incremental Term B Loan, 3 Month LIBOR + 6.250%	7.250	(c)	03/28/24	67	66,665
EG Group Ltd., Additional Term Facility USD, 3 Month LIBOR + 4.250%	4.750	(c)	03/31/26	30	29,857

					224,552

Software 0.8%
Greeneden U.S. Holdings I LLC, 2020 Initial Dollar Term Loan, 1 Month LIBOR + 4.000%	4.750	(c)	12/01/27	25	24,911
Informatica LLC, Initial Loan (Second Lien)	7.125		02/25/25	25	25,500
Peraton Corp., Term B Loan (First Lien), 1 Month LIBOR + 3.750%	4.500	(c)	02/01/28	225	224,503
Skillsoft Finance II, Inc., Initial Term Loan, 3 Month LIBOR + 4.750%	5.500	(c)	07/14/28	100	100,125
TIBCO Software, Inc.,
Term B-3 Loan, 1 Month LIBOR + 3.750%	3.840	(c)	06/30/26	198	196,591
Term Loan (Second Lien), 1 Month LIBOR + 7.250%	7.340	(c)	03/03/28	125	125,781

					697,411

Specialty Chemicals 0.2%
Solenis Holdings LLC,
Initial Dollar Term Loan (First Lien), 1 Month LIBOR + 4.000%	4.085	(c)	06/26/25	97	97,254
Initial Term Loan (Second Lien), 1 Month LIBOR + 8.500%	8.585	(c)	06/26/26	100	99,833

					197,087

Telecommunications 0.2%
Xplornet Communications, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	4.835	(c)	06/10/27	173	172,772

TOTAL BANK LOANS (cost $2,489,698)					2,621,837

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 90.7%

Advertising 0.7%
National CineMedia LLC,
Sr. Sec’d. Notes, 144A(a)	5.875%	04/15/28	50	$44,003
Sr. Unsec’d. Notes	5.750	08/15/26	25	18,765
Terrier Media Buyer, Inc., Gtd. Notes, 144A	8.875	12/15/27	490	522,489

				585,257

Aerospace & Defense 3.4%
Boeing Co. (The),
Sr. Unsec’d. Notes	5.150	05/01/30	125	148,235
Sr. Unsec’d. Notes	5.805	05/01/50	300	408,275
Sr. Unsec’d. Notes	5.930	05/01/60	250	347,237
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	150	151,369
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	375	395,982
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	250	260,747
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	350	359,730
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	140	146,802
Spirit AeroSystems, Inc., Sec’d. Notes, 144A	7.500	04/15/25	125	132,380
SSL Robotics LLC, Sr. Sec’d. Notes, 144A	9.750	12/31/23	103	112,241
TransDigm, Inc.,
Gtd. Notes	5.500	11/15/27	400	409,102
Gtd. Notes, 144A	4.625	01/15/29	50	49,375

				2,921,475

Agriculture 0.3%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500	11/01/26	50	52,856
Sr. Sec’d. Notes, 144A	5.750	02/01/29	225	228,950

				281,806

Airlines 1.0%
American Airlines, Inc., Sr. Sec’d. Notes, 144A	11.750	07/15/25	175	217,390
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Multinational),
Sr. Sec’d. Notes, 144A	5.500	04/20/26	50	52,596
Sr. Sec’d. Notes, 144A	5.750	04/20/29	125	134,481
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	5.750	01/20/26	125	131,623

See Notes to Financial Statements.

PGIM Fixed Income ETFs	55

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont'd.)
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375%	04/15/26	223	$231,351
Sr. Sec’d. Notes, 144A	4.625	04/15/29	100	103,760

				871,201

Apparel 0.3%
William Carter Co. (The), Gtd. Notes, 144A	5.625	03/15/27	200	209,042
Wolverine World Wide, Inc., Gtd. Notes, 144A	4.000	08/15/29	50	50,762

				259,804

Auto Manufacturers 3.2%
Allison Transmission, Inc.,
Gtd. Notes, 144A	3.750	01/30/31	150	150,370
Sr. Unsec’d. Notes, 144A	5.875	06/01/29	75	82,594
Ford Holdings LLC, Gtd. Notes	9.300	03/01/30	100	136,748
Ford Motor Co.,
Sr. Unsec’d. Notes(a)	4.750	01/15/43	535	577,045
Sr. Unsec’d. Notes	5.291	12/08/46	325	368,122
Sr. Unsec’d. Notes	7.400	11/01/46	75	102,034
Sr. Unsec’d. Notes	7.450	07/16/31	75	98,699
Sr. Unsec’d. Notes	9.000	04/22/25	300	365,563
Sr. Unsec’d. Notes	9.625	04/22/30	520	741,232
PM General Purchaser LLC, Sr. Sec’d. Notes, 144A	9.500	10/01/28	175	190,234

				2,812,641

Auto Parts & Equipment 1.7%
Adient Global Holdings Ltd. (Jersey, Channel Islands), Gtd. Notes, 144A	4.875	08/15/26	400	411,052
American Axle & Manufacturing, Inc.,
Gtd. Notes	5.000	10/01/29	175	175,167
Gtd. Notes	6.250	04/01/25	21	21,698
Gtd. Notes	6.250	03/15/26	100	103,071
Gtd. Notes	6.500	04/01/27	150	157,634
Gtd. Notes	6.875	07/01/28	75	81,000
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625	11/15/26	50	42,109
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	25	25,981
Sr. Unsec’d. Notes	5.625	06/15/28	160	172,075
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	5.125	04/15/29	150	155,564
Sr. Sec’d. Notes, 144A	7.875	01/15/29	25	28,213

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont'd.)
Titan International, Inc., Sr. Sec’d. Notes, 144A	7.000%	04/30/28	100	$104,541

				1,478,105

Banks 0.2%
Citigroup, Inc., Jr. Sub. Notes, 5 Year CMT Index + 3.417%(rr)	3.875(c)	2/18/2026	75	77,156
Freedom Mortgage Corp., Sr. Unsec’d. Notes, 144A	7.625	05/01/26	75	75,142

				152,298

Building Materials 2.1%
Cornerstone Building Brands, Inc., Gtd. Notes, 144A	6.125	01/15/29	125	133,721
Griffon Corp., Gtd. Notes	5.750	03/01/28	275	292,305
Masonite International Corp. (Canada),
Gtd. Notes, 144A	3.500	02/15/30	50	50,129
Gtd. Notes, 144A	5.375	02/01/28	100	106,193
Patrick Industries, Inc.,
Gtd. Notes, 144A	7.500	10/15/27	75	81,378
Sr. Unsec’d. Notes, 144A	4.750	05/01/29	75	76,599
SRM Escrow Issuer LLC, Sr. Sec’d. Notes, 144A	6.000	11/01/28	250	265,055
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	150	144,385
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	75	77,268
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	175	182,093
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	120	124,195
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.250	01/15/29	15	15,869
Gtd. Notes, 144A	6.500	03/15/27	150	157,875
US Concrete, Inc., Gtd. Notes, 144A	5.125	03/01/29	125	136,692

				1,843,757

Chemicals 2.2%
Ashland LLC, Gtd. Notes	6.875	05/15/43	75	96,348
Axalta Coating Systems LLC, Gtd. Notes, 144A	3.375	02/15/29	150	147,060
Chemours Co. (The),
Gtd. Notes, 144A	4.625	11/15/29	50	49,666
Gtd. Notes, 144A	5.750	11/15/28	200	211,906
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	75	67,257
Hexion, Inc., Gtd. Notes, 144A	7.875	07/15/27	125	132,983
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	150	155,070
SCIH Salt Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.625	05/01/29	25	24,574

See Notes to Financial Statements.

PGIM Fixed Income ETFs	57

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont'd.)
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500%	08/01/24	185	$171,089
Sr. Sec’d. Notes, 144A	10.875	08/01/24	46	48,658
Tronox, Inc., Gtd. Notes, 144A	4.625	03/15/29	150	152,305
Valvoline, Inc.,
Gtd. Notes, 144A	4.250	02/15/30	25	25,949
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	175	174,126
Venator Finance Sarl/Venator Materials LLC (Multinational),
Gtd. Notes, 144A	5.750	07/15/25	275	260,182
Sr. Sec’d. Notes, 144A	9.500	07/01/25	25	27,804
W.R. Grace & Co.-Conn, Gtd. Notes, 144A	4.875	06/15/27	50	51,876
W.R. Grace Holdings LLC, Sr. Unsec’d. Notes, 144A	5.625	08/15/29	75	78,076

				1,874,929

Coal 0.0%
Coronado Finance Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	10.750	05/15/26	25	27,467

Commercial Services 4.8%
Adtalem Global Education, Inc., Sr. Sec’d. Notes, 144A	5.500	03/01/28	185	189,376
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	110	117,535
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	400	399,977
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	200	218,811
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl (Multinational), Sr. Sec’d. Notes, 144A	4.625	06/01/28	400	401,073
Alta Equipment Group, Inc., Sec’d. Notes, 144A	5.625	04/15/26	50	51,500
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	25	25,794
Gtd. Notes, 144A	4.625	10/01/27	175	182,528
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28	175	180,433
Gtd. Notes, 144A	5.250	03/15/25	25	25,438
Brink’s Co. (The), Gtd. Notes, 144A	4.625	10/15/27	100	105,010
Carriage Services, Inc., Gtd. Notes, 144A	4.250	05/15/29	50	50,064
CoreLogic, Inc., Sr. Sec’d. Notes, 144A	4.500	05/01/28	50	49,913
Gartner, Inc., Gtd. Notes, 144A	3.625	06/15/29	50	51,504
Metis Merger Sub LLC, Sr. Unsec’d. Notes, 144A	6.500	05/15/29	225	225,011
MPH Acquisition Holdings LLC, Sr. Sec’d. Notes, 144A	5.500	09/01/28	50	50,802
NESCO Holdings II, Inc., Sec’d. Notes, 144A	5.500	04/15/29	100	103,793

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont'd.)
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A	4.500%	07/15/29	25	$24,826
Gtd. Notes, 144A	5.875	10/01/30	15	16,031
Sr. Unsec’d. Notes, 144A	4.750	07/15/31	25	24,712
Service Corp. International, Sr. Unsec’d. Notes	4.000	05/15/31	200	207,180
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	75	76,624
Gtd. Notes	3.875	02/15/31	600	621,315
Gtd. Notes	4.875	01/15/28	125	132,452
Gtd. Notes	5.250	01/15/30	100	109,838
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750	08/15/26	530	560,525

				4,202,065

Computers 1.1%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750	09/01/26	626	655,624
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	225	232,971
Gtd. Notes, 144A	5.125	04/15/29	25	25,939
Gtd. Notes, 144A	5.250	10/01/30	50	52,463
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Sec’d. Notes, 144A	5.750	06/01/25	25	26,388

				993,385

Distribution/Wholesale 0.5%
Avient Corp., Sr. Unsec’d. Notes, 144A	5.750	05/15/25	100	105,513
H&E Equipment Services, Inc., Gtd. Notes, 144A	3.875	12/15/28	350	351,167

				456,680

Diversified Financial Services 2.9%
Alliance Data Systems Corp., Gtd. Notes, 144A	4.750	12/15/24	100	102,483
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	50	51,576
Gtd. Notes, 144A	5.375	12/01/24	75	77,396
Home Point Capital, Inc., Gtd. Notes, 144A	5.000	02/01/26	125	108,473
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Sr. Unsec’d. Notes, 144A	5.000	08/15/28	200	204,972
LD Holdings Group LLC, Gtd. Notes, 144A	6.125	04/01/28	100	98,378
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.000	03/15/29	125	127,526
Gtd. Notes, 144A	4.375	05/15/31	50	51,944

See Notes to Financial Statements.

PGIM Fixed Income ETFs	59

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont'd.)
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125%	12/15/30	200	$205,012
Gtd. Notes, 144A	6.000	01/15/27	225	237,248
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	50	50,200
Gtd. Notes	4.000	09/15/30	125	125,193
Gtd. Notes	6.125	03/15/24	225	242,545
Gtd. Notes	6.875	03/15/25	350	396,768
Gtd. Notes	7.125	03/15/26	250	292,031
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	50	48,440
Gtd. Notes, 144A	5.375	10/15/25	100	103,395

				2,523,580

Electric 4.4%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	225	220,656
Sr. Sec’d. Notes, 144A	4.500	02/15/28	186	191,641
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	40	40,156
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	250	255,211
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	659	672,124
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	275	294,164
Gtd. Notes	6.625	01/15/27	70	72,582
Gtd. Notes, 144A	3.375	02/15/29	75	75,331
Gtd. Notes, 144A	3.875	02/15/32	75	76,051
Gtd. Notes, 144A	5.250	06/15/29	250	271,042
PG&E Corp.,
Sr. Sec’d. Notes(a)	5.000	07/01/28	350	347,416
Sr. Sec’d. Notes	5.250	07/01/30	220	217,174
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	90	93,601
Gtd. Notes, 144A	5.500	09/01/26	50	51,450
Gtd. Notes, 144A	5.625	02/15/27	750	780,885
Sr. Unsec’d. Notes, 144A	4.375	05/01/29	150	152,262

				3,811,746

Electrical Components & Equipment 0.4%
Energizer Holdings, Inc., Gtd. Notes, 144A	4.375	03/31/29	50	50,132
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	150	161,320

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment (cont'd.)
WESCO Distribution, Inc., (cont'd.)
Gtd. Notes, 144A	7.250%	06/15/28	100	$111,327

				322,779

Electronics 0.1%
Brightstar Escrow Corp., Sr. Sec’d. Notes, 144A	9.750	10/15/25	100	107,582
Sensata Technologies, Inc., Gtd. Notes, 144A	3.750	02/15/31	15	15,158

				122,740

Engineering & Construction 0.2%
AECOM, Gtd. Notes	5.125	03/15/27	50	55,879
PowerTeam Services LLC, Sr. Sec’d. Notes, 144A	9.033	12/04/25	50	54,745
TopBuild Corp., Gtd. Notes, 144A	3.625	03/15/29	75	75,063

				185,687

Entertainment 4.6%
AMC Entertainment Holdings, Inc., Sec’d. Notes, PIK 12.000% until 12/15/2021 then cash coupon 10.000% until 6/15/26; or combination of cash coupon 5.000% and PIK 6.000%, 144A	12.000	06/15/26	82	73,528
Caesars Entertainment, Inc., Sr. Sec’d. Notes, 144A	6.250	07/01/25	290	306,443
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A	5.250	10/15/25	300	304,340
Sr. Sec’d. Notes, 144A	5.750	07/01/25	260	273,296
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A	6.375	05/01/26	25	26,348
Cedar Fair LP, Gtd. Notes	5.250	07/15/29	25	25,576
Churchill Downs, Inc., Gtd. Notes, 144A	5.500	04/01/27	125	130,075
Everi Holdings, Inc., Gtd. Notes, 144A	5.000	07/15/29	25	25,584
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625	04/15/26	225	239,190
International Game Technology PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.250	01/15/29	500	534,618
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	125	130,451
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., Sr. Sec’d. Notes, 144A	4.875	05/01/29	75	75,948
Motion Bondco DAC (Ireland), Gtd. Notes, 144A	6.625	11/15/27	200	201,311
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In, Sr. Unsec’d. Notes, 144A	8.500	11/15/27	200	213,756
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	25	24,959
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	250	259,539

See Notes to Financial Statements.

PGIM Fixed Income ETFs	61

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont'd.)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.625%	09/01/29	125	$128,012
Gtd. Notes, 144A	5.875	09/01/31	125	128,093
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.250	03/15/26	200	212,838
Gtd. Notes, 144A	8.625	07/01/25	425	458,855
Sr. Sec’d. Notes, 144A	5.000	10/15/25	75	77,155
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	155	161,577
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	25	26,566

				4,038,058

Environmental Control 0.2%
GFL Environmental, Inc. (Canada), Gtd. Notes, 144A	4.375	08/15/29	75	75,357
Madison IAQ LLC,
Sr. Sec’d. Notes, 144A	4.125	06/30/28	25	25,133
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	50	51,182

				151,672

Food 3.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
Gtd. Notes, 144A	3.500	03/15/29	200	202,031
Gtd. Notes, 144A	5.875	02/15/28	25	26,824
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25	175	179,445
Gtd. Notes	5.250	09/15/27	275	285,431
C&S Group Enterprises LLC, Gtd. Notes, 144A	5.000	12/15/28	75	73,999
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25	50	52,034
Sr. Sec’d. Notes, 144A	4.625	11/15/28	50	51,938
JBS USA Food Co., Gtd. Notes, 144A	5.750	01/15/28	200	211,241
JBS USA LUX SA/JBS USA Finance, Inc. (Multinational), Gtd. Notes, 144A	6.750	02/15/28	160	175,346
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. (Multinational),
Gtd. Notes, 144A	3.750	12/01/31	50	52,752
Gtd. Notes, 144A	6.500	04/15/29	150	169,922

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Food (cont'd.)
Kraft Heinz Foods Co.,
Gtd. Notes	4.375%	06/01/46	75	$86,641
Gtd. Notes	4.875	10/01/49	50	62,307
Gtd. Notes	5.200	07/15/45	50	64,014
Gtd. Notes	5.500	06/01/50	75	100,151
Gtd. Notes	6.500	02/09/40	50	72,663
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	3.500	03/01/32	50	51,063
Gtd. Notes, 144A	4.250	04/15/31	175	188,524
Gtd. Notes, 144A	5.875	09/30/27	240	256,359
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30	300	306,597
Sr. Unsec’d. Notes, 144A	4.500	09/15/31	200	202,128
US Foods, Inc., Gtd. Notes, 144A	4.750	02/15/29	25	25,661

				2,897,071

Gas 0.7%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	325	357,606
Sr. Unsec’d. Notes	5.750	05/20/27	75	84,448
Sr. Unsec’d. Notes	5.875	08/20/26	178	200,140

				642,194

Healthcare-Services 4.2%
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	3.125	02/15/29	25	24,699
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	525	519,017
Gtd. Notes, 144A	4.625	06/01/30	100	104,483
HCA, Inc.,
Gtd. Notes	5.375	09/01/26	470	542,004
Gtd. Notes	5.875	02/15/26	250	290,667
Legacy LifePoint Health LLC, Sr. Sec’d. Notes, 144A	6.750	04/15/25	75	79,168
LifePoint Health, Inc., Gtd. Notes, 144A	5.375	01/15/29	50	49,172
MEDNAX, Inc., Gtd. Notes, 144A	6.250	01/15/27	150	158,111
Prime Healthcare Services, Inc., Sr. Sec’d. Notes, 144A	7.250	11/01/25	150	160,798
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A	9.750	12/01/26	325	346,256
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	350	370,052
Sr. Sec’d. Notes, 144A	4.250	06/01/29	500	510,751
Sr. Sec’d. Notes, 144A	4.875	01/01/26	309	320,273

See Notes to Financial Statements.

PGIM Fixed Income ETFs	63

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont'd.)
Tenet Healthcare Corp., (cont'd.)
Sr. Unsec’d. Notes	6.875%	11/15/31	125	$143,947

				3,619,398

Home Builders 4.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	25	25,131
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	75	83,392
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	75	79,081
Gtd. Notes	7.250	10/15/29	470	520,185
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	75	75,623
Gtd. Notes, 144A	6.250	09/15/27	270	285,078
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	25	25,455
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	250	266,944
Gtd. Notes, 144A	3.875	08/15/29	25	25,376
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	50	50,470
Gtd. Notes, 144A	5.000	03/01/28	75	77,813
KB Home,
Gtd. Notes	4.000	06/15/31	50	52,329
Gtd. Notes	4.800	11/15/29	150	166,548
Gtd. Notes	6.875	06/15/27	50	59,958
M/I Homes, Inc., Gtd. Notes	4.950	02/01/28	175	183,449
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	175	179,424
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	250	261,315
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	175	180,396
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	50	51,610
STL Holding Co. LLC, Sr. Unsec’d. Notes, 144A	7.500	02/15/26	125	132,705
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	6.625	07/15/27	100	106,693
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	635	694,818
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	100	109,360
Gtd. Notes	5.700	06/15/28	15	16,726

				3,709,879

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Furnishings 0.1%
Tempur Sealy International, Inc., Gtd. Notes, 144A	4.000%	04/15/29	100	$103,347

Household Products/Wares 0.5%
ACCO Brands Corp., Gtd. Notes, 144A	4.250	03/15/29	150	150,742
Central Garden & Pet Co., Gtd. Notes, 144A	4.125	04/30/31	25	25,396
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,
Gtd. Notes, 144A	7.000	12/31/27	125	121,620
Sr. Sec’d. Notes, 144A	5.000	12/31/26	25	24,899
Spectrum Brands, Inc., Gtd. Notes, 144A	5.500	07/15/30	125	134,154

				456,811

Housewares 0.3%
Scotts Miracle-Gro Co. (The),
Gtd. Notes, 144A	4.000	04/01/31	225	225,461
Gtd. Notes, 144A	4.375	02/01/32	50	50,691

				276,152

Insurance 0.2%
Acrisure LLC/Acrisure Finance, Inc., Sr. Unsec’d. Notes, 144A	6.000	08/01/29	125	122,944
AmWINS Group, Inc., Sr. Unsec’d. Notes, 144A	4.875	06/30/29	50	50,854
BroadStreet Partners, Inc., Sr. Unsec’d. Notes, 144A	5.875	04/15/29	25	25,213

				199,011

Internet 0.1%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., Gtd. Notes, 144A	3.500	03/01/29	50	49,492
NortonLifeLock, Inc., Sr. Unsec’d. Notes, 144A	5.000	04/15/25	40	40,606

				90,098

Iron/Steel 0.3%
Big River Steel LLC/BRS Finance Corp., Sr. Sec’d. Notes, 144A	6.625	01/31/29	103	112,381
TMS International Corp., Sr. Unsec’d. Notes, 144A	6.250	04/15/29	25	26,193
United States Steel Corp., Sr. Unsec’d. Notes	6.875	03/01/29	145	158,422

				296,996

See Notes to Financial Statements.

PGIM Fixed Income ETFs	65

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time 0.2%
NCL Corp. Ltd. (Bermuda), Sr. Sec’d. Notes, 144A	10.250%	02/01/26	30	$34,637
Viking Cruises Ltd. (Bermuda), Gtd. Notes, 144A	5.875	09/15/27	25	24,211
Viking Ocean Cruises Ship VII Ltd. (Bermuda), Sr. Sec’d. Notes, 144A	5.625	02/15/29	25	24,956
Vista Outdoor, Inc., Gtd. Notes, 144A	4.500	03/15/29	50	50,584

				134,388

Lodging 2.4%
Boyd Gaming Corp.,
Gtd. Notes	4.750	12/01/27	250	257,813
Gtd. Notes, 144A	4.750	06/15/31	50	51,652
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	350	348,939
Gtd. Notes, 144A	4.000	05/01/31	175	180,442
Gtd. Notes, 144A	5.375	05/01/25	25	26,231
Gtd. Notes, 144A	5.750	05/01/28	25	27,021
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	75	79,122
Gtd. Notes	4.750	10/15/28	225	237,600
Gtd. Notes	5.500	04/15/27	150	163,400
Gtd. Notes	6.750	05/01/25	250	265,429
Wynn Macau Ltd. (Cayman Islands), Sr. Unsec’d. Notes, 144A	5.625	08/26/28	400	405,360

				2,043,009

Machinery-Constructions & Mining 0.1%
Terex Corp., Gtd. Notes, 144A	5.000	05/15/29	50	52,688

Machinery-Diversified 0.8%
GrafTech Finance, Inc., Sr. Sec’d. Notes, 144A	4.625	12/15/28	140	142,820
Maxim Crane Works Holdings Capital LLC, Sec’d. Notes, 144A	10.125	08/01/24	520	535,771

				678,591

Media 8.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	700	732,080
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	1,375	1,411,316
Sr. Unsec’d. Notes, 144A	4.500	08/15/30	50	52,290
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	75	77,725

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont'd.)
CCO Holdings LLC/CCO Holdings Capital Corp., (cont'd.)
Sr. Unsec’d. Notes, 144A	4.750%	03/01/30	150	$158,565
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	50	52,397
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	125	136,502
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	200	190,219
Gtd. Notes, 144A	4.125	12/01/30	200	200,263
Sr. Unsec’d. Notes	6.750	11/15/21	563	568,693
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	325	320,007
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	711	305,753
Sr. Sec’d. Notes, 144A	5.375	08/15/26	160	106,193
DISH DBS Corp.,
Gtd. Notes	5.875	11/15/24	50	54,033
Gtd. Notes	7.375	07/01/28	65	69,958
Gtd. Notes	7.750	07/01/26	259	296,552
Gtd. Notes, 144A	5.125	06/01/29	300	298,654
Gray Television, Inc.,
Gtd. Notes, 144A	4.750	10/15/30	25	24,769
Gtd. Notes, 144A	5.875	07/15/26	250	258,155
Gtd. Notes, 144A	7.000	05/15/27	175	187,712
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26	40	42,270
Sr. Sec’d. Notes, 144A	5.250	08/15/27	100	104,859
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	5.375	08/15/27	150	156,404
News Corp., Sr. Unsec’d. Notes, 144A	3.875	05/15/29	50	51,459
Nexstar Media, Inc.,
Gtd. Notes, 144A	4.750	11/01/28	50	52,005
Gtd. Notes, 144A	5.625	07/15/27	50	53,083
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	125	130,129
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	75	76,860
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A	3.875	01/15/29	25	25,125
Sr. Unsec’d. Notes, 144A	5.375	01/15/31	125	123,776
Scripps Escrow, Inc., Gtd. Notes, 144A	5.875	07/15/27	20	20,522
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	475	481,827
Sr. Sec’d. Notes, 144A	6.625	06/01/27	200	216,633
Urban One, Inc., Sr. Sec’d. Notes, 144A	7.375	02/01/28	35	37,882

				7,074,670

See Notes to Financial Statements.

PGIM Fixed Income ETFs	67

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 2.5%
Eldorado Gold Corp. (Canada),
Sec’d. Notes, 144A	9.500%	06/01/24	84	$91,691
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	200	203,190
First Quantum Minerals Ltd. (Canada),
Gtd. Notes, 144A	6.500	03/01/24	315	320,584
Gtd. Notes, 144A	6.875	03/01/26	200	209,053
Gtd. Notes, 144A	7.500	04/01/25	400	415,051
Freeport-McMoRan, Inc., Gtd. Notes	4.625	08/01/30	100	110,181
Hecla Mining Co., Gtd. Notes	7.250	02/15/28	75	81,225
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	175	176,323
Gtd. Notes, 144A	6.125	04/01/29	110	118,317
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	5.750	10/15/28	94	93,996
New Gold, Inc. (Canada),
Gtd. Notes, 144A	6.375	05/15/25	33	34,031
Sr. Unsec’d. Notes, 144A	7.500	07/15/27	220	232,032
Novelis Corp., Gtd. Notes, 144A	4.750	01/30/30	75	79,869

				2,165,543

Miscellaneous Manufacturer 0.2%
Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	25	26,197
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	160	165,567

				191,764

Office & Business Equipment 0.2%
CDW LLC/CDW Finance Corp., Gtd. Notes	3.250	02/15/29	175	179,826

Oil & Gas 7.0%
Aethon United BR LP/Aethon United Finance Corp., Sr. Unsec’d. Notes, 144A	8.250	02/15/26	75	81,280
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Sr. Unsec’d. Notes(d)	7.875	12/15/24	310	387
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25	50	51,045
Gtd. Notes, 144A	5.375	03/01/30	125	127,690
Gtd. Notes, 144A	7.625	02/01/29	125	137,521
Gtd. Notes, 144A	8.375	07/15/26	281	318,504
Apache Corp.,
Sr. Unsec’d. Notes	5.100	09/01/40	25	27,792
Sr. Unsec’d. Notes	5.350	07/01/49	50	55,771

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont'd.)
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000%	11/01/26	325	$331,033
Gtd. Notes, 144A	9.000	11/01/27	62	82,483
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	25	26,138
Gtd. Notes, 144A	5.875	02/01/29	25	26,661
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24	125	125,148
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	7.000	06/15/25	100	102,394
CNX Resources Corp., Gtd. Notes, 144A	7.250	03/14/27	250	265,000
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	50	50,067
Gtd. Notes, 144A	6.750	03/01/29	125	131,171
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	25	25,661
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	25	25,762
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500	01/30/26	50	51,723
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	225	236,792
Sr. Unsec’d. Notes, 144A	6.625	07/15/25	35	37,116
EQT Corp.,
Sr. Unsec’d. Notes	3.900	10/01/27	75	81,045
Sr. Unsec’d. Notes	7.500	02/01/30	250	325,027
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25	250	252,882
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	25	25,372
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	125	128,366
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	25	25,828
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	50	51,478
Gtd. Notes, 144A	7.125	02/01/27	300	315,568
Sec’d. Notes, 144A	6.500	01/15/25	21	21,687
Nabors Industries Ltd. (Bermuda),
Gtd. Notes, 144A	7.250	01/15/26	125	116,491
Gtd. Notes, 144A	7.500	01/15/28	100	90,971
Nabors Industries, Inc., Gtd. Notes	5.750	02/01/25	150	127,477
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	3.500	08/15/29	75	77,763
Sr. Unsec’d. Notes	4.100	02/15/47	25	24,557
Sr. Unsec’d. Notes	4.625	06/15/45	25	25,849
Sr. Unsec’d. Notes	6.125	01/01/31	250	302,252
Sr. Unsec’d. Notes	6.450	09/15/36	200	250,956

See Notes to Financial Statements.

PGIM Fixed Income ETFs	69

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont'd.)
Occidental Petroleum Corp., (cont'd.)
Sr. Unsec’d. Notes	6.625%	09/01/30	50	$62,342
Sr. Unsec’d. Notes	7.150	05/15/28	50	58,359
Sr. Unsec’d. Notes	8.500	07/15/27	120	151,318
Sr. Unsec’d. Notes	8.875	07/15/30	136	186,583
Parkland Corp. (Canada), Gtd. Notes, 144A	4.500	10/01/29	75	76,913
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	25	25,133
Gtd. Notes, 144A	7.125	01/15/26	75	76,659
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	50	52,120
Gtd. Notes	9.250	02/01/26	150	164,156
Southwestern Energy Co., Gtd. Notes	5.375	03/15/30	250	260,042
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	150	152,336
Gtd. Notes	5.875	03/15/28	100	105,548
Transocean, Inc. (Cayman Islands),
Gtd. Notes, 144A	7.250	11/01/25	85	67,473
Gtd. Notes, 144A	8.000	02/01/27	25	18,618
Vine Energy Holdings LLC, Gtd. Notes, 144A	6.750	04/15/29	75	81,076

				6,099,384

Packaging & Containers 0.7%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 6.500% or PIK 7.250%, 144A	6.500	06/30/27	200	210,574
Graham Packaging Co., Inc., Gtd. Notes, 144A	7.125	08/15/28	10	10,648
Intelligent Packaging Holdco Issuer LP (Canada), Sr. Unsec’d. Notes, Cash coupon 9.000% or PIK 9.750%, 144A	9.000	01/15/26	75	77,927
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC (Canada), Sr. Sec’d. Notes, 144A	6.000	09/15/28	150	156,738
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	50	55,785
Gtd. Notes, 144A	6.625	05/13/27	75	80,770

				592,442

Pharmaceuticals 3.2%
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	125	125,310
Gtd. Notes, 144A	5.125	03/01/30	50	50,628
Gtd. Notes, 144A	6.125	08/01/28	120	128,383

See Notes to Financial Statements.

70

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont'd.)
Bausch Health Americas, Inc., Gtd. Notes, 144A	9.250%		04/01/26	400	$430,838
Bausch Health Cos., Inc. (Canada),
Gtd. Notes, 144A	5.000		02/15/29	25	23,351
Gtd. Notes, 144A	5.250		01/30/30	675	633,995
Gtd. Notes, 144A	5.250		02/15/31	150	139,941
Gtd. Notes, 144A	6.250		02/15/29	490	486,377
Gtd. Notes, 144A	7.250		05/30/29	100	102,971
Sr. Sec’d. Notes, 144A	4.875		06/01/28	175	179,529
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. (Luxembourg), Sr. Sec’d. Notes, 144A	6.125		04/01/29	50	49,498
Organon & Co./Organon Foreign Debt Co.-Issuer BV, Sr. Unsec’d. Notes, 144A	5.125		04/30/31	200	209,772
P&L Development LLC/PLD Finance Corp., Sr. Sec’d. Notes, 144A	7.750		11/15/25	150	156,928
Prestige Brands, Inc., Gtd. Notes, 144A	3.750		04/01/31	25	24,683

					2,742,204

Pipelines 3.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375		06/15/29	175	179,220
Gtd. Notes, 144A	5.750		03/01/27	125	129,138
Gtd. Notes, 144A	5.750		01/15/28	125	129,906
Cheniere Energy Partners LP,
Gtd. Notes	4.500		10/01/29	100	107,762
Gtd. Notes, 144A	4.000		03/01/31	100	105,378
Cheniere Energy, Inc., Sr. Sec’d. Notes	4.625		10/15/28	375	395,928
DCP Midstream Operating LP, Gtd. Notes	5.625		07/15/27	20	22,698
Energy Transfer LP, Jr. Sub. Notes, 5 Year CMT Index + 5.306%(rr)	7.125	(c)	5/15/2030	50	51,418
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500		07/15/28	25	27,288
Sr. Unsec’d. Notes, 144A	6.000		07/01/25	120	130,322
Sr. Unsec’d. Notes, 144A	6.500		07/01/27	70	78,067
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.875		01/15/29	75	77,792
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	7.500		07/15/38	175	196,018
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		01/15/28	75	75,834
Gtd. Notes, 144A	6.000		03/01/27	134	138,582

See Notes to Financial Statements.

PGIM Fixed Income ETFs	71

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont'd.)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., (cont'd.)
Gtd. Notes, 144A	6.000%	12/31/30	75	$76,321
Gtd. Notes, 144A	7.500	10/01/25	100	107,703
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	4.875	02/01/31	125	135,908
Gtd. Notes	5.375	02/01/27	25	25,913
Gtd. Notes	5.875	04/15/26	100	104,652
Gtd. Notes	6.500	07/15/27	200	216,186
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	40	41,319
Sr. Sec’d. Notes, 144A	4.125	08/15/31	40	41,946
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	100	105,070
Sr. Unsec’d. Notes	4.000	07/01/22	100	101,271
Sr. Unsec’d. Notes	5.300	02/01/30	25	28,006

				2,829,646

Real Estate 1.3%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	252	262,997
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	225	229,952
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	100	101,061
Gtd. Notes, 144A	4.375	02/01/31	50	50,421
Gtd. Notes, 144A	5.375	08/01/28	180	191,285
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	5.250	04/15/29	275	269,581

				1,105,297

Real Estate Investment Trusts (REITs) 2.5%
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	200	196,251
Gtd. Notes	9.750	06/15/25	325	358,611
Sr. Unsec’d. Notes	4.750	02/15/28	100	101,662
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	4.625	08/01/29	200	214,019
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer,
Sr. Sec’d. Notes, 144A	5.875	10/01/28	225	239,753
Sr. Sec’d. Notes, 144A	7.500	06/01/25	130	139,221

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont'd.)
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes, 144A	4.500%	02/15/29	25	$25,392
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, Sr. Sec’d. Notes, 144A	7.875	02/15/25	425	452,632
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, Sr. Sec’d. Notes, 144A	4.750	04/15/28	50	51,064
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	3.750	02/15/27	100	104,064
Gtd. Notes, 144A	4.125	08/15/30	200	213,526
Gtd. Notes, 144A	4.625	12/01/29	40	43,467

				2,139,662

Retail 3.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	475	472,519
Sr. Sec’d. Notes, 144A	3.875	01/15/28	175	177,106
Ambience Merger Sub, Inc.,
Gtd. Notes, 144A	7.125	07/15/29	25	25,064
Sr. Sec’d. Notes, 144A	4.875	07/15/28	50	50,267
Brinker International, Inc., Sr. Unsec’d. Notes(a)	3.875	05/15/23	150	154,547
Caleres, Inc., Gtd. Notes	6.250	08/15/23	37	37,119
Carrols Restaurant Group, Inc., Gtd. Notes, 144A	5.875	07/01/29	75	72,475
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.500	10/30/25	200	209,767
Ferrellgas Escrow LLC^	8.956	03/30/31	350	350,000
Foundation Building Materials, Inc., Gtd. Notes, 144A	6.000	03/01/29	100	98,423
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750	10/15/24	125	125,320
LBM Acquisition LLC, Gtd. Notes, 144A	6.250	01/15/29	130	130,744
LCM Investments Holdings II LLC, Sr. Unsec’d. Notes, 144A	4.875	05/01/29	50	51,400
Park River Holdings, Inc., Gtd. Notes, 144A	5.625	02/01/29	225	213,737
Sally Holdings LLC/Sally Capital, Inc., Sec’d. Notes, 144A	8.750	04/30/25	300	326,254
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.875	03/01/27	125	130,676
Superior Plus LP/Superior General Partner, Inc. (Canada), Gtd. Notes, 144A	4.500	03/15/29	75	77,745
White Capital Buyer LLC, Sr. Unsec’d. Notes, 144A	6.875	10/15/28	50	53,200

				2,756,363

See Notes to Financial Statements.

PGIM Fixed Income ETFs	73

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software 1.0%
Black Knight InfoServ LLC, Gtd. Notes, 144A	3.625%	09/01/28	200	$202,466
Boxer Parent Co., Inc., Sr. Sec’d. Notes, 144A	7.125	10/02/25	150	160,528
BY Crown Parent LLC/BY Bond Finance, Inc., Sr. Sec’d. Notes, 144A	4.250	01/31/26	145	152,888
Clarivate Science Holdings Corp., Sr. Unsec’d. Notes, 144A	4.875	07/01/29	50	51,553
Dun & Bradstreet Corp. (The), Sr. Sec’d. Notes, 144A	6.875	08/15/26	275	289,535
Rackspace Technology Global, Inc., Sr. Sec’d. Notes, 144A	3.500	02/15/28	50	48,049

				905,019

Telecommunications 5.1%
Altice France SA (France),
Sr. Sec’d. Notes, 144A	7.375	05/01/26	200	207,960
Sr. Sec’d. Notes, 144A	8.125	02/01/27	200	217,015
CommScope, Inc., Sr. Sec’d. Notes, 144A	6.000	03/01/26	250	262,055
Digicel Group Holdings Ltd. (Bermuda), Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000%	10.000	04/01/24	314	311,520
Digicel International Finance Ltd./Digicel international Holdings Ltd. (Multinational),
Gtd. Notes, Cash coupon 6.000% and PIK 7.000%, 144A	13.000	12/31/25	373	371,314
Sr. Sec’d. Notes, 144A	8.750	05/25/24	250	259,838
Digicel Ltd. (Bermuda), Gtd. Notes, 144A	6.750	03/01/23	600	568,853
Intelsat Jackson Holdings SA (Luxembourg)(d),
Gtd. Notes	5.500	08/01/23	65	34,638
Gtd. Notes, 144A	8.500	10/15/24	25	13,493
Gtd. Notes, 144A	9.750	07/15/25	295	159,544
Sr. Sec’d. Notes, 144A	8.000	02/15/24	50	51,824
Intrado Corp., Gtd. Notes, 144A	8.500	10/15/25	330	317,643
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes	7.600	09/15/39	77	85,828
Sr. Unsec’d. Notes	7.650	03/15/42	190	211,791
Sprint Corp.,
Gtd. Notes	7.625	02/15/25	200	236,782
Gtd. Notes	7.625	03/01/26	250	308,284
Gtd. Notes	7.875	09/15/23	250	283,093
Switch Ltd., Gtd. Notes, 144A	4.125	06/15/29	25	25,826
Viasat, Inc.,
Sr. Sec’d. Notes, 144A	5.625	04/15/27	80	83,067
Sr. Unsec’d. Notes, 144A	5.625	09/15/25	100	101,669
Sr. Unsec’d. Notes, 144A	6.500	07/15/28	20	21,135
Windstream Escrow LLC/Windstream Escrow Finance Corp., Sr. Sec’d. Notes, 144A	7.750	08/15/28	40	41,324

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont'd.)
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000%	03/01/27	75	$74,212
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	175	178,101

				4,426,809

Toys/Games/Hobbies 0.1%
Mattel, Inc., Gtd. Notes, 144A	3.750	04/01/29	75	78,813

Transportation 0.5%
XPO Logistics, Inc., Gtd. Notes, 144A	6.250	05/01/25	400	422,602

Trucking & Leasing 0.0%
Fortress Transportation & Infrastructure Investors LLC, Sr. Unsec’d. Notes, 144A	5.500	05/01/28	25	25,445

TOTAL CORPORATE BONDS (cost $77,402,966)				78,852,254

			Shares

COMMON STOCKS 1.2%

Oil, Gas & Consumable Fuels 1.0%
Chesapeake Energy Corp.			11,790	658,000
Chesapeake Energy Corp. Backstop Commitment*^			68	3,795
Extraction Oil & Gas, Inc.(a)*			4,903	223,234

				885,029

Specialty Retail 0.2%
Ferrellgas Partners LP (Class B Stock)*			728	179,452

TOTAL COMMON STOCKS (cost $643,333)				1,064,481

			Units
WARRANT 0.0%

Consumer Discretionary 0.0%
CEC Brands LLC expiring 12/31/25* (cost $90,272)			2,061	6,904

TOTAL LONG-TERM INVESTMENTS (cost $80,626,269)				82,545,476

See Notes to Financial Statements.

PGIM Fixed Income ETFs	75

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description			Units	Value

SHORT-TERM INVESTMENTS 4.4%

AFFILIATED MUTUAL FUNDS 4.2%
PGIM Core Ultra Short Bond Fund (wa)			3,188,704	$3,188,704
PGIM Institutional Money Market Fund (cost $408,020; includes $407,995 of cash collateral for securities on loan)(b)(wa)			408,265	408,020

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,596,724)				3,596,724

	Interest Rate	Maturity Date	Principal Amount (000)#

TIME DEPOSIT 0.2%
Skandinaviska Enskilda Banken AB (Sweden) (cost $207,456)	0.005%	09/01/21	207	207,456

TOTAL SHORT-TERM INVESTMENTS (cost $3,804,180)				3,804,180

TOTAL INVESTMENTS 99.3% (cost $84,430,449)				86,349,656
Other assets in excess of liabilities 0.7%				626,201

NET ASSETS 100.0%				$86,975,857

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

PIK—Payment-in-Kind

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $353,795 and 0.4% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $397,899; cash collateral of $407,995 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2021.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such security may be post-maturity.
(rr)	Perpetual security. Maturity date represents next call date.

See Notes to Financial Statements.

76

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
*	Non-income producing security.

Futures contracts outstanding at August 31, 2021:

Number of contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
12	2 Year U.S. Treasury Notes	Dec. 2021	$2,643,938	$1,555
28	10 Year U.S. Treasury Notes	Dec. 2021	3,736,688	5,218
42	5 Year U.S. Treasury Notes	Dec. 2021	5,196,188	8,128

				14,901

	Short Positions:
8	U.S. Long Bond	Dec. 2021	1,303,750	3,078
6	U.S. Ultra Bond	Dec. 2021	1,183,688	4,547

				7,625

				$22,526

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/ exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$150,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	77

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Bank Loans	$—	$2,621,837	$—
Corporate Bonds	—	78,502,254	350,000
Common Stocks
Oil, Gas & Consumable Fuels	881,234	—	3,795
Specialty Retail	179,452	—	—
Warrant	—	6,904	—
Short-Term Investments
Affiliated Mutual Funds	3,596,724	—	—
Time Deposit	—	207,456	—

Total	$4,657,410	$81,338,451	$353,795

Other Financial Instruments*
Assets
Futures Contracts	$22,526	$—	$—

Total	$22,526	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2021 were follows (unaudited):

Media	8.1%
Oil & Gas	7.3
Telecommunications	5.3
Commercial Services	4.8
Entertainment	4.7
Electric	4.4
Home Builders	4.3
Healthcare-Services	4.2
Affiliated Mutual Fund (0.5% represents investments purchased with collateral from securities on loan)	4.2
Aerospace & Defense	3.4
Food	3.3
Pipelines	3.3
Auto Manufacturers	3.2
Pharmaceuticals	3.2
Retail	3.2
Diversified Financial Services	2.9
Mining	2.5
Real Estate Investment Trusts (REITs)	2.5
Lodging	2.4
Chemicals	2.2
Building Materials	2.1
Software	1.8
Auto Parts & Equipment	1.7
Airlines	1.4

See Notes to Financial Statements.

78

Industry Classification (cont’d.)

Real Estate	1.3%
Computers	1.1
Oil, Gas & Consumable Fuels	1.0
Machinery-Diversified	0.8
Gas	0.7
Packaging & Containers	0.7
Advertising	0.7
Household Products/Wares	0.5
Distribution/Wholesale	0.5
Insurance	0.5
Transportation	0.5
Electrical Components & Equipment	0.4
Iron/Steel	0.3
Agriculture	0.3
Housewares	0.3
Apparel	0.3
Diversified/Conglomerate Services	0.3
Time Deposit	0.2
Specialty Chemicals	0.2
Miscellaneous Manufacturer	0.2
Infrastructure Software	0.2
Engineering & Construction	0.2
Office & Business Equipment	0.2
Banks	0.2
Environmental Control	0.2
Leisure Time	0.2
Specialty Retail	0.2
Electric & Gas Marketing	0.1
Electronics	0.1
Home Furnishings	0.1
Internet	0.1
Toys/Games/Hobbies	0.1
Machinery-Constructions & Mining	0.1
Industrial Services	0.1
Coal	0.0	*
Trucking & Leasing	0.0	*
Consumer Discretionary	0.0	*

	99.3
Other assets in excess of liabilities	0.7

	100.0%

*	Less than +/- 0.05%.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker— variation margin futures*	$22,526	Due from/to broker— variation margin futures*	$—

		$22,526		$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	79

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(274,257)
Interest rate contracts	24,944	—

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$258,876
Interest rate contracts	15,945	—

For the period ended August 31, 2021 the Fund’s average volume of derivative activities is as follows:

Futures Contracts—Long Positions(1)	Futures Contracts—Short Positions(1)	Credit Default Swap Agreements(1)
$6,632,394	$1,579,781	$1,360,760

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended August 31, 2021.

See Notes to Financial Statements.

80

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$397,899	$(397,899)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	81

PGIM Active High Yield Bond ETF

Statement of Assets & Liabilities

as of August 31, 2021

Assets
Investments at value, including securities on loan of $397,899:
Unaffiliated investments (cost $80,833,725)	$82,752,932
Affiliated investments (cost $3,596,724)	3,596,724
Interest and dividends receivable	1,167,979
Deposit with broker for centrally cleared/exchange-traded derivatives	150,000
Receivable for investments sold	139,691
Due from broker—variation margin futures	7,797

Total Assets	87,815,123

Liabilities
Payable to broker for collateral for securities on loan	407,995
Payable for investments purchased	390,496
Management fee payable	38,390
Other liabilities	2,385

Total Liabilities	839,266

Net Assets	$86,975,857

Net assets were comprised of:
Common stock, at par	$2,100
Paid-in capital in excess of par	84,540,437
Total distributable earnings (loss)	2,433,320

Net assets, August 31, 2021	$86,975,857

Net asset value, offering price and redemption price per share, ($86,975,857 / 2,100,000 shares of common stock issued and outstanding)	$41.42

See Notes to Financial Statements.

82

PGIM Active High Yield Bond ETF

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Interest income	$3,070,922
Unaffiliated dividend income	8,311
Affiliated dividend income	2,712
Income from securities lending, net (including affiliated income of $1,073)	1,946

Total income	3,083,891

Expenses
Management fee	308,831

Total expenses	308,831

Net investment income (loss)	2,775,060

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(346))	861,027
Futures transactions	24,944
Swap agreement transactions	(274,257)

611,714

Net change in unrealized appreciation (depreciation) on:
Investments	2,160,341
Futures	15,945
Swap agreements	258,876

2,435,162

Net gain (loss) on investment transactions	3,046,876

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,821,936

See Notes to Financial Statements.

PGIM Fixed Income ETFs	83

PGIM Active High Yield Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,775,060	$1,869,520
Net realized gain (loss) on investments	611,714	729,195
Net change in unrealized appreciation (depreciation) on investments	2,435,162	(645,569)

Net increase (decrease) in net assets resulting from operations	5,821,936	1,953,146

Dividends and Distributions
Distributions from distributable earnings	(3,660,138)	(2,177,655)

Fund share transactions
Net proceeds from shares sold	74,395,702	7,569,903
Cost of shares purchased	(24,576,005)	—

Net increase (decrease) in net assets from Fund share transactions	49,819,697	7,569,903

Total increase (decrease)	51,981,495	7,345,394

Net Assets:
Beginning of period	34,994,362	27,648,968

End of period	$86,975,857	$34,994,362

See Notes to Financial Statements.

84

PGIM Active High Yield Bond ETF

Financial Highlights

	Year Ended August 31,		September 24, 2018(e) through August 31,
	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$39.99	$40.96	$40.00
Income (loss) from investment operations:
Net investment income (loss)	1.95	2.49	2.30
Net realized and unrealized gain (loss) on investments	2.30	(0.49)	0.85
Total from investment operations	4.25	2.00	3.15
Less Dividends and Distributions:
Dividends from net investment income	(2.24)	(2.55)	(2.19)
Distributions from net realized gains	(0.58)	(0.42)	-
Total Dividends and Distributions	(2.82)	(2.97)	(2.19)
Net asset value, end of period	$41.42	$39.99	$40.96
Total Return(b):	11.00%	5.24%	8.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$86,976	$34,994	$27,649
Average net assets (000)	$58,270	$29,367	$26,467
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.53%	0.53%	0.52%	(d)
Expenses before waivers and/or expense reimbursement	0.53%	0.53%	0.53%	(d)
Net investment income (loss)	4.76%	6.37%	6.15%	(d)
Portfolio turnover rate(f)	85%	57%	55%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	85

PGIM Active Aggregate Bond ETF

Schedule of Investments

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 99.4%

ASSET-BACKED SECURITIES 8.2%

Collateralized Loan Obligations 8.2%
AIG CLO, Ltd. (Cayman Islands), Series 2018-1A, Class A1R, 144A, 3 Month LIBOR + 1.120%	1.254	%(c)	04/20/32	400	$399,533
Atlas Senior Loan Fund VII Ltd. (Cayman Islands), Series 2016-7A, Class A1R2, 144A, 3 Month LIBOR + 1.100%	1.224	(c)	11/27/31	250	249,465
Elevation CLO Ltd. (Cayman Islands), Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190%	1.340	(c)	07/15/34	250	249,847
HPS Loan Management 10-2016 Ltd. (Cayman Islands), Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140%	1.274	(c)	04/20/34	250	249,120
Madison Park Funding XXXIV Ltd. (Cayman Islands), Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120%	1.245	(c)	04/25/32	400	399,691
Northwoods Capital XV Ltd. (Cayman Islands), Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210%	1.345	(c)	06/20/34	250	250,141
Romark CLO IV Ltd. (Cayman Islands), Series 2021-4A, Class A1, 144A, 3 Month LIBOR + 1.170%	1.320	(c)	07/10/34	400	399,760

TOTAL ASSET-BACKED SECURITIES (cost $2,199,222)					2,197,557

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.1%
BANK, Series 2019-BN22, Class A3	2.726		11/15/62	250	264,654
Bellemeade Re Ltd. (Bermuda), Series 2021-2A, Class M1A, 144A, SOFR30A + 1.200%	1.250	(c)	06/25/31	150	150,270
Benchmark Mortgage Trust, Series 2021-B25, Class A3	1.906		04/15/54	500	505,946
Freddie Mac STACR REMIC Trust,
Series 2021-DNA3, Class M2, SOFR30A + 2.100%	2.150	(c)	10/25/33	50	51,022
Series 2021-DNA5, Class M1, SOFR30A + 0.650%	0.700	(c)	01/25/34	24	24,299
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%	0.834	(c)	03/25/30	238	238,230
GS Mortgage Securities Trust, Series 2019-GC42, Class A3	2.749		09/01/52	250	264,589
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A3	3.123		06/13/52	500	537,777
MFA Trust, Series 2021-RPL1, Class A1, 144A	1.131	(cc)	07/25/60	97	97,120
Station Place Securitization Trust, Series 2021-8, Class A, 144A, 1 Month LIBOR + 0.800%	0.886	(c)	06/20/22	30	30,023

See Notes to Financial Statements.

86

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wells Fargo Commercial Mortgage Trust,
Series 2019-C52, Class A4	2.643%	08/15/52	436	$459,112
Series 2021-C59, Class A3	1.958	04/15/54	350	354,195

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,930,234)				2,977,237

CORPORATE BONDS 30.0%

Aerospace & Defense 0.7%
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	123	123,975
Sr. Unsec’d. Notes	3.750	02/01/50	34	35,285
Raytheon Technologies Corp., Sr. Unsec’d. Notes	4.125	11/16/28	13	14,969

				174,229

Agriculture 0.3%
Altria Group, Inc.,
Gtd. Notes	3.400	05/06/30	13	13,932
Gtd. Notes	3.400	02/04/41	25	24,058
BAT International Finance PLC (United Kingdom), Gtd. Notes	1.668	03/25/26	34	34,229

				72,219

Airlines 0.2%
Southwest Airlines Co.,
Sr. Unsec’d. Notes	4.750	05/04/23	17	18,157
Sr. Unsec’d. Notes	5.125	06/15/27	30	35,118
United Airlines 2013-1 Class A Pass Through Trust, Pass-Through Certificates	4.300	08/15/25	10	10,472

				63,747

Auto Manufacturers 0.5%
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	21	28,738
Sr. Unsec’d. Notes	6.600	04/01/36	17	23,256
General Motors Financial Co., Inc.,
Gtd. Notes	3.700	05/09/23	25	26,134
Sr. Unsec’d. Notes	2.900	02/26/25	38	40,150
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	0.800	10/16/25	17	16,891

				135,169

See Notes to Financial Statements.

PGIM Fixed Income ETFs	87

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 8.6%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	55	$59,669
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.070%	3.970	(c)	03/05/29	175	197,211
Sr. Unsec’d. Notes, SOFR + 1.220%	2.299	(c)	07/21/32	60	60,355
Sr. Unsec’d. Notes, SOFR + 1.320%	2.687	(c)	04/22/32	115	119,661
Sub. Notes, MTN	4.450		03/03/26	115	129,712
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.950		01/29/23	20	20,715
BNP Paribas SA (France), Gtd. Notes, MTN	3.250		03/03/23	59	61,704
Citigroup, Inc.,
Sr. Unsec’d. Notes	3.700		01/12/26	64	70,730
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.192%	4.075	(c)	04/23/29	80	90,719
Sr. Unsec’d. Notes, SOFR + 1.167%	2.561	(c)	05/01/32	21	21,621
Sr. Unsec’d. Notes, SOFR + 1.422%	2.976	(c)	11/05/30	120	127,777
Sub. Notes	4.400		06/10/25	55	61,234
Sub. Notes	4.450		09/29/27	21	24,064
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	3.700		05/30/24	17	18,188
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.750		02/25/26	25	27,631
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.158%	3.814	(c)	04/23/29	90	100,836
Sr. Unsec’d. Notes, SOFR + 1.090%	1.992	(c)	01/27/32	25	24,513
Sr. Unsec’d. Notes, SOFR + 1.281%	2.615	(c)	04/22/32	85	87,625
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	3.200		06/15/26	106	115,383
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.945%	3.509	(c)	01/23/29	150	165,748
Sr. Unsec’d. Notes, SOFR + 1.250%	2.580	(c)	04/22/32	42	43,437
Sr. Unsec’d. Notes, SOFR + 1.510%	2.739	(c)	10/15/30	135	142,192
Sub. Notes	4.250		10/01/27	21	24,104
Sub. Notes, SOFR + 2.515%	2.956	(c)	05/13/31	21	22,225
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23	34	35,693
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	76	84,700
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 1.140%	3.772	(c)	01/24/29	110	123,088
Sr. Unsec’d. Notes, MTN, SOFR + 1.020%	1.928	(c)	04/28/32	90	87,989
Sr. Unsec’d. Notes, SOFR + 1.485%	3.217	(c)	04/22/42	23	24,648
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN, SOFR + 1.262%	2.572	(c)	02/11/31	132	137,224

					2,310,396

See Notes to Financial Statements.

88

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.900%	02/01/46	72	$92,019
Constellation Brands, Inc., Sr. Unsec’d. Notes	2.250	08/01/31	25	25,026
Keurig Dr Pepper, Inc., Gtd. Notes	2.250	03/15/31	21	21,296

				138,341

Biotechnology 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	4.663	06/15/51	13	16,861

Building Materials 0.5%
Johnson Controls International PLC (Ireland), Sr. Unsec’d. Notes	6.000	01/15/36	13	18,462
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400	07/15/31	21	21,509
Sr. Unsec’d. Notes	4.250	07/02/24	21	22,873
Owens Corning,
Sr. Unsec’d. Notes	4.200	12/01/24	25	27,323
Sr. Unsec’d. Notes	7.000	12/01/36	25	36,561
Vulcan Materials Co., Sr. Unsec’d. Notes	3.500	06/01/30	13	14,464

				141,192

Chemicals 0.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.600	11/15/50	17	18,684
FMC Corp., Sr. Unsec’d. Notes	4.500	10/01/49	13	15,569
LYB International Finance III LLC,
Gtd. Notes	3.375	05/01/30	34	37,464
Gtd. Notes	4.200	10/15/49	17	19,969
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	4.900	06/01/43	21	27,143

				118,829

Commercial Services 1.0%
California Institute of Technology, Sr. Unsec’d. Notes	3.650	09/01/19	10	11,869
Equifax, Inc., Sr. Unsec’d. Notes	2.600	12/01/24	21	22,098
ERAC USA Finance LLC, Gtd. Notes, 144A	3.300	12/01/26	45	49,191
Global Payments, Inc., Sr. Unsec’d. Notes	1.200	03/01/26	21	20,876
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes	2.989	07/01/50	10	11,104
Unsec’d. Notes	4.678	07/01/14	20	30,350
President & Fellows of Harvard College, Unsec’d. Notes	2.517	10/15/50	35	35,564
Trustees of Boston University, Sec’d. Notes	4.061	10/01/48	10	12,559

See Notes to Financial Statements.

PGIM Fixed Income ETFs	89

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont'd.)
Trustees of the University of Pennsylvania (The), Sr. Unsec’d. Notes	3.610%	02/15/19	15	$17,736
University of Southern California, Unsec’d. Notes	3.841	10/01/47	10	12,353
Verisk Analytics, Inc., Sr. Unsec’d. Notes	3.625	05/15/50	30	32,687
Yale University, Unsec’d. Notes	2.402	04/15/50	10	9,881

				266,268

Computers 0.1%
Apple, Inc., Sr. Unsec’d. Notes	3.250	02/23/26	20	21,916
International Business Machines Corp., Sr. Unsec’d. Notes	5.875	11/29/32	8	10,884

				32,800

Diversified Financial Services 0.1%
Discover Financial Services, Sr. Unsec’d. Notes	3.750	03/04/25	21	22,808

Electric 2.5%
AEP Texas, Inc.,
Sr. Unsec’d. Notes	2.100	07/01/30	17	16,868
Sr. Unsec’d. Notes	3.450	05/15/51	13	13,809
AEP Transmission Co. LLC, Sr. Unsec’d. Notes	4.250	09/15/48	17	21,335
Ameren Corp., Sr. Unsec’d. Notes	2.500	09/15/24	21	22,007
Arizona Public Service Co., Sr. Unsec’d. Notes	2.600	08/15/29	8	8,430
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.300	12/01/56	4	4,858
Dominion Energy South Carolina, Inc., First Mortgage	4.600	06/15/43	17	21,933
DTE Electric Co., General Ref. Mortgage	4.050	05/15/48	21	25,804
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	6.100	06/01/37	21	29,183
Emera US Finance LP,
Gtd. Notes	4.750	06/15/46	13	15,489
Sr. Unsec’d. Notes, 144A	2.639	06/15/31	13	13,239
Entergy Louisiana LLC, Collateral Trust	4.200	09/01/48	8	9,837
Eversource Energy, Sr. Unsec’d. Notes	4.250	04/01/29	21	24,459
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.600	06/15/42	21	24,999
Florida Power & Light Co., First Mortgage	4.125	02/01/42	17	20,888
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A	4.700	04/01/24	17	18,441
MidAmerican Energy Co., First Mortgage	4.250	07/15/49	34	42,833
Mississippi Power Co., Sr. Unsec’d. Notes	4.250	03/15/42	13	15,639
Monongahela Power Co., First Mortgage, 144A	3.550	05/15/27	21	23,173

See Notes to Financial Statements.

90

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont'd.)
NextEra Energy Capital Holdings, Inc., Gtd. Notes	2.800%	01/15/23	21	$21,650
Northern States Power Co., First Mortgage	3.400	08/15/42	34	38,196
NRG Energy, Inc., Sr. Sec’d. Notes, 144A	3.750	06/15/24	17	18,126
Pacific Gas & Electric Co.,
First Mortgage	1.750	06/16/22	21	20,988
First Mortgage	3.500	08/01/50	29	26,174
First Mortgage	4.550	07/01/30	20	21,377
PECO Energy Co., First Mortgage	2.800	06/15/50	17	17,206
PPL Electric Utilities Corp., First Mortgage	3.000	10/01/49	13	13,711
Public Service Electric & Gas Co.,
First Mortgage, MTN	3.600	12/01/47	13	14,980
First Mortgage, MTN	3.700	05/01/28	13	14,785
Puget Energy, Inc., Sr. Sec’d. Notes, 144A	2.379	06/15/28	5	5,076
San Diego Gas & Electric Co., First Mortgage	4.150	05/15/48	15	18,235
Sempra Energy, Sr. Unsec’d. Notes	4.000	02/01/48	15	16,988
Southern California Edison Co., First Ref. Mortgage	4.000	04/01/47	30	31,828
Vistra Operations Co. LLC, Sr. Sec’d. Notes, 144A	3.550	07/15/24	17	17,975

				670,519

Engineering & Construction 0.8%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	216,694

Food 0.2%
Campbell Soup Co., Sr. Unsec’d. Notes	3.300	03/19/25	21	22,586
Hormel Foods Corp., Sr. Unsec’d. Notes	0.650	06/03/24	8	8,012
Mars, Inc., Gtd. Notes, 144A	3.600	04/01/34	10	11,517

				42,115

Forest Products & Paper 0.0%
International Paper Co., Sr. Unsec’d. Notes	5.150	05/15/46	3	4,031

Gas 0.2%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	4.100	09/01/47	21	24,782
NiSource, Inc., Sr. Unsec’d. Notes	3.490	05/15/27	13	14,355
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	3.500	06/01/29	21	23,172

				62,309

Healthcare-Services 1.0%
Anthem, Inc., Sr. Unsec’d. Notes	4.625	05/15/42	30	37,544
Ascension Health, Sr. Unsec’d. Notes	2.532	11/15/29	35	37,091

See Notes to Financial Statements.

PGIM Fixed Income ETFs	91

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont'd.)
Kaiser Foundation Hospitals, Unsec’d. Notes	2.810%	06/01/41	45	$46,403
Memorial Sloan-Kettering Cancer Center, Unsec’d. Notes	2.955	01/01/50	15	15,609
Methodist Hospital (The), Unsec’d. Notes	2.705	12/01/50	10	10,007
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024	08/01/45	10	12,449
Northwestern Memorial Healthcare Obligated Group, Unsec’d. Notes	2.633	07/15/51	20	19,885
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.700	03/30/45	8	10,027
Stanford Health Care, Unsec’d. Notes	3.027	08/15/51	20	21,227
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.875	08/15/59	13	15,732
Sr. Unsec’d. Notes	3.950	10/15/42	30	35,947

				261,921

Insurance 0.6%
American International Group, Inc., Sr. Unsec’d. Notes	4.500	07/16/44	25	30,962
Chubb INA Holdings, Inc., Gtd. Notes	2.700	03/13/23	8	8,292
Everest Reinsurance Holdings, Inc., Sr. Unsec’d. Notes	3.500	10/15/50	8	8,705
Liberty Mutual Group, Inc., Gtd. Notes, 144A	3.951	10/15/50	38	43,256
Lincoln National Corp., Sr. Unsec’d. Notes	3.050	01/15/30	8	8,632
Markel Corp.,
Sr. Unsec’d. Notes	4.150	09/17/50	17	20,153
Sr. Unsec’d. Notes	4.900	07/01/22	21	21,749
Principal Financial Group, Inc., Gtd. Notes	4.625	09/15/42	17	21,415
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.000	05/12/50	8	9,388

				172,552

Iron/Steel 0.1%
Steel Dynamics, Inc., Sr. Unsec’d. Notes	3.450	04/15/30	20	21,915

Lodging 0.2%
Marriott International, Inc., Sr. Unsec’d. Notes	3.125	06/15/26	38	40,581

Machinery-Constructions & Mining 0.1%
Caterpillar, Inc., Sr. Unsec’d. Notes	2.600	09/19/29	13	13,877

Machinery-Diversified 0.2%
Westinghouse Air Brake Technologies Corp., Gtd. Notes	3.200	06/15/25	43	45,835

Media 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.800	03/01/50	64	75,107

See Notes to Financial Statements.

92

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont'd.)
Charter Communications Operating LLC/Charter Communications Operating Capital, (cont'd.)
Sr. Sec’d. Notes	4.908%	07/23/25	38	$43,030
Sr. Sec’d. Notes	6.384	10/23/35	25	33,390
Comcast Corp., Gtd. Notes	3.999	11/01/49	42	50,019
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150	08/15/24	13	13,828
Discovery Communications LLC,
Gtd. Notes	2.950	03/20/23	25	25,890
Gtd. Notes	3.625	05/15/30	25	27,434
Gtd. Notes	5.200	09/20/47	23	28,938
ViacomCBS, Inc., Sr. Unsec’d. Notes	4.375	03/15/43	38	44,478
Walt Disney Co. (The), Gtd. Notes	3.600	01/13/51	12	13,873

				355,987

Mining 0.5%
Barrick North America Finance LLC, Gtd. Notes	5.750	05/01/43	30	42,073
Newmont Corp., Gtd. Notes	2.800	10/01/29	47	49,425
Southern Copper Corp., Sr. Unsec’d. Notes	5.250	11/08/42	10	12,825
Teck Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.250	07/15/41	30	40,017

				144,340

Miscellaneous Manufacturer 0.3%
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.450	05/15/24	34	36,262
Textron, Inc., Sr. Unsec’d. Notes	3.375	03/01/28	34	37,031

				73,293

Multi-National 0.4%
Corp. Andina de Fomento (Supranational), Sr. Unsec’d. Notes	3.750	11/23/23	100	106,318

Oil & Gas 1.4%
BP Capital Markets America, Inc., Gtd. Notes	3.790	02/06/24	25	26,835
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	2.950	01/15/23	42	43,328
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.250	04/15/27	13	14,446
Sr. Unsec’d. Notes	5.400	06/15/47	17	21,002
Chevron USA, Inc., Gtd. Notes	6.000	03/01/41	13	19,197
ConocoPhillips, Gtd. Notes, 144A	4.300	08/15/28	42	48,624
Devon Energy Corp., Sr. Unsec’d. Notes	5.600	07/15/41	21	26,286

See Notes to Financial Statements.

PGIM Fixed Income ETFs	93

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont'd.)
Diamondback Energy, Inc.,
Gtd. Notes	2.875%	12/01/24	21	$22,058
Gtd. Notes	3.500	12/01/29	30	32,334
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.375	06/26/26	10	11,033
Exxon Mobil Corp., Sr. Unsec’d. Notes	3.452	04/15/51	8	8,845
Phillips 66, Gtd. Notes	2.150	12/15/30	34	33,429
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	1.125	01/15/26	42	41,655
Valero Energy Corp., Sr. Unsec’d. Notes	2.700	04/15/23	30	30,995

				380,067

Pharmaceuticals 2.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200	11/21/29	95	103,827
Sr. Unsec’d. Notes	4.250	11/21/49	15	18,217
Sr. Unsec’d. Notes	4.550	03/15/35	35	42,606
AstraZeneca Finance LLC, Gtd. Notes	2.250	05/28/31	3	3,093
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734	12/15/24	3	3,256
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	3.400	07/26/29	13	14,608
Sr. Unsec’d. Notes	5.000	08/15/45	13	17,910
Cigna Corp.,
Gtd. Notes	4.375	10/15/28	30	35,019
Sr. Unsec’d. Notes	2.400	03/15/30	38	39,170
Sr. Unsec’d. Notes	3.400	03/15/50	21	22,391
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	20	23,040
Sr. Unsec’d. Notes	5.125	07/20/45	42	55,406
Johnson & Johnson, Sr. Unsec’d. Notes	2.450	09/01/60	8	7,768
Merck & Co., Inc., Sr. Unsec’d. Notes	3.400	03/07/29	8	8,998
Mylan, Inc., Gtd. Notes	5.200	04/15/48	30	37,368
Pfizer, Inc., Sr. Unsec’d. Notes	2.550	05/28/40	13	13,193
Shire Acquisitions Investments Ireland DAC (Ireland),
Gtd. Notes	2.875	09/23/23	64	66,818
Gtd. Notes	3.200	09/23/26	59	64,026
Viatris, Inc., Gtd. Notes, 144A	3.850	06/22/40	38	41,156

				617,870

Pipelines 1.9%
Energy Transfer LP,
Sr. Unsec’d. Notes	4.950	06/15/28	38	44,023
Sr. Unsec’d. Notes	6.250	04/15/49	34	45,042

See Notes to Financial Statements.

94

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont'd.)
Enterprise Products Operating LLC,
Gtd. Notes	3.125%	07/31/29	30	$32,488
Gtd. Notes	4.850	03/15/44	25	30,888
Kinder Morgan, Inc.,
Gtd. Notes	2.000	02/15/31	34	33,169
Gtd. Notes	3.250	08/01/50	17	16,754
MPLX LP,
Sr. Unsec’d. Notes	4.500	04/15/38	13	14,896
Sr. Unsec’d. Notes	4.875	06/01/25	55	61,848
Sr. Unsec’d. Notes	5.500	02/15/49	17	21,979
ONEOK Partners LP, Gtd. Notes	6.125	02/01/41	25	32,279
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	42	44,148
Gtd. Notes	4.950	07/13/47	21	24,762
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550	10/01/26	17	18,443
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	4.500	12/15/26	17	19,080
Sr. Unsec’d. Notes	5.150	06/01/42	17	19,097
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	21	22,718
Sr. Unsec’d. Notes	3.950	05/15/50	21	23,839

				505,453

Real Estate Investment Trusts (REITs) 0.8%
Boston Properties LP, Sr. Unsec’d. Notes	3.850	02/01/23	13	13,502
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650	06/15/24	55	58,981
Realty Income Corp., Sr. Unsec’d. Notes	3.250	01/15/31	25	27,614
Simon Property Group LP, Sr. Unsec’d. Notes	3.750	02/01/24	30	32,075
Spirit Realty LP, Gtd. Notes	2.700	02/15/32	8	8,071
Ventas Realty LP, Gtd. Notes	4.125	01/15/26	17	18,917
VEREIT Operating Partnership LP,
Gtd. Notes	2.200	06/15/28	10	10,244
Gtd. Notes	3.100	12/15/29	29	31,215
Weyerhaeuser Co., Sr. Unsec’d. Notes	8.500	01/15/25	13	16,139

				216,758

Retail 0.3%
Alimentation Couche-Tard, Inc. (Canada), Gtd. Notes, 144A	4.500	07/26/47	17	20,490
AutoZone, Inc., Sr. Unsec’d. Notes	3.750	04/18/29	38	42,708

See Notes to Financial Statements.

PGIM Fixed Income ETFs	95

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont'd.)
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.875%	12/16/36	8	$11,478
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.700	12/09/35	8	10,015

				84,691

Semiconductors 0.4%
Broadcom, Inc.,
Gtd. Notes	3.459	09/15/26	42	45,592
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	55	58,302

				103,894

Software 0.2%
Microsoft Corp., Sr. Unsec’d. Notes	2.525	06/01/50	38	37,916
Oracle Corp., Sr. Unsec’d. Notes	3.850	04/01/60	8	8,605

				46,521

Telecommunications 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes	4.300	02/15/30	40	46,463
Sr. Unsec’d. Notes	4.500	05/15/35	20	23,696
Sr. Unsec’d. Notes, 144A	3.500	09/15/53	90	92,383
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	2.050	02/15/28	21	21,358
Sr. Sec’d. Notes	3.000	02/15/41	30	29,748
Sr. Sec’d. Notes	3.300	02/15/51	13	13,043
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.016	12/03/29	47	54,120
Sr. Unsec’d. Notes	4.522	09/15/48	51	64,248

				345,059

Transportation 0.0%
CSX Corp., Sr. Unsec’d. Notes	6.150	05/01/37	8	11,359

TOTAL CORPORATE BONDS (cost $7,815,742)				8,036,818

MUNICIPAL BONDS 0.5%

New Jersey 0.1%
New Jersey Turnpike Authority, Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	10	16,669

See Notes to Financial Statements.

96

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York 0.1%
New York State Dormitory Authority, Taxable, Revenue Bonds	2.202%	03/15/34	15	$15,216
Port Authority of New York & New Jersey, Consolidated, Revenue Bonds	4.458	10/01/62	10	13,761

				28,977

Ohio 0.0%
Ohio State University (The), Taxable, Revenue Bonds, Series A	4.800	06/01/11	10	14,909

Pennsylvania 0.2%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs, Series B	5.511	12/01/45	10	14,469
University of Pittsburgh-of the Commonwealth System of Higher Education, Taxable, Revenue Bonds	3.555	09/15/19	30	33,535

				48,004

Virginia 0.1%
University of Virginia, Taxable, Revenue Bonds, Series B	2.584	11/01/51	25	25,241

TOTAL MUNICIPAL BONDS (cost $129,532)				133,800

SOVEREIGN BONDS 1.6%
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625	03/29/41	10	17,012
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	3.500	01/11/28	200	220,201
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	6.050	01/11/40	50	63,805
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	4.125	08/25/27	50	56,263
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	6.125	01/22/44	40	54,899
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100	06/18/50	15	20,048

TOTAL SOVEREIGN BONDS (cost $423,839)				432,228

See Notes to Financial Statements.

PGIM Fixed Income ETFs	97

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS 24.7%
Federal National Mortgage Assoc.	2.000%		TBA	500	$505,895
Federal National Mortgage Assoc.	2.500		TBA	2,000	2,073,360
Federal National Mortgage Assoc.	3.000		TBA	500	522,945
Federal National Mortgage Assoc.	3.500		TBA	1,250	1,322,237
Federal National Mortgage Assoc.	4.000		TBA	250	267,785
Federal National Mortgage Assoc. Pool	1.500		12/01/50	392	385,881
Federal National Mortgage Assoc. Pool	2.000		05/01/36	485	502,042
Government National Mortgage Assoc.	2.500		TBA	500	517,410
Government National Mortgage Assoc.	3.000		TBA	500	521,670

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,603,011)					6,619,225

U.S. TREASURY OBLIGATIONS 23.3%
U.S. Treasury Bonds	1.875		02/15/41	1,660	1,673,228
U.S. Treasury Bonds	2.250		05/15/41	120	128,419
U.S. Treasury Bonds	2.375		05/15/51	428	472,739
U.S. Treasury Bonds	2.500		02/15/46	1,090	1,217,564
U.S. Treasury Notes	0.125		06/30/23	105	104,918
U.S. Treasury Notes	0.125		08/31/23	60	59,902
U.S. Treasury Notes	0.375		08/15/24	77	76,940
U.S. Treasury Notes(k)	0.750		03/31/26	450	450,633
U.S. Treasury Notes	0.750		08/31/26	170	169,787
U.S. Treasury Notes	1.125		08/31/28	225	225,633
U.S. Treasury Notes	1.125		02/15/31	303	298,976
U.S. Treasury Notes	1.250		08/15/31	406	403,906
U.S. Treasury Notes	1.625		05/15/31	275	283,508
U.S. Treasury Notes	2.250		11/15/25	40	42,656
U.S. Treasury Strips Coupon	2.511	(s)	08/15/44	305	190,887
U.S. Treasury Strips Coupon	2.526	(s)	02/15/46	450	273,340
U.S. Treasury Strips Coupon	2.545	(s)	11/15/45	305	186,908

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,097,628)					6,259,944

TOTAL LONG-TERM INVESTMENTS (cost $26,199,208)					26,656,809

See Notes to Financial Statements.

98

Description	Shares	Value
SHORT-TERM INVESTMENT 21.5%

AFFILIATED MUTUAL FUND 21.5%
PGIM Core Ultra Short Bond Fund (cost $5,752,344)(wa)	5,752,344	$5,752,344

TOTAL INVESTMENTS 120.9% (cost $31,951,552)		32,409,153
Liabilities in excess of other assets (20.9)%		(5,599,213)

NET ASSETS 100.0%		$26,809,940

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate Data

Strips—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and the PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	99

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Futures contracts outstanding at August 31, 2021:

Number of contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
14	2 Year U.S. Treasury Notes	Dec. 2021	$3,084,594	$2,133
26	5 Year U.S. Treasury Notes	Dec. 2021	3,216,688	8,031

				10,164

	Short Positions:
12	U.S. Long Bond	Dec. 2021	1,955,625	3,023
7	U.S. Ultra 10-Year Notes	Dec. 2021	1,036,109	(648)
6	U.S. Ultra Bond	Dec. 2021	1,183,688	4,547

				6,922

				$17,086

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/ exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$—	$210,941

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

100

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$2,197,557	$—
Commercial Mortgage-Backed Securities	—	2,977,237	—
Corporate Bonds	—	8,036,818	—
Municipal Bonds	—	133,800	—
Sovereign Bonds	—	432,228	—
U.S. Government Agency Obligations	—	6,619,225	—
U.S. Treasury Obligations	—	6,259,944	—
Short-Term Investments
Affiliated Mutual Fund	5,752,344	—	—

Total	$5,752,344	$26,656,809	$—

Other Financial Instruments*
Assets
Futures Contracts	$17,734	$—	$—

Total	$17,734	$—	$—

Liabilities
Futures Contracts	$(648)	$—	$—

Total	$(648)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	101

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

U.S. Government Agency Obligations	24.7%
U.S. Treasury Obligations	23.3
Affiliated Mutual Fund	21.5
Commercial Mortgage-Backed Securities	11.1
Banks	8.6
Collateralized Loan Obligations	8.2
Electric	2.5
Pharmaceuticals	2.3
Pipelines	1.9
Sovereign Bonds	1.6
Oil & Gas	1.4
Media	1.3
Telecommunications	1.3
Commercial Services	1.0
Healthcare-Services	1.0
Real Estate Investment Trusts (REITs)	0.8
Engineering & Construction	0.8
Aerospace & Defense	0.7
Insurance	0.6
Mining	0.5
Building Materials	0.5
Beverages	0.5
Auto Manufacturers	0.5
Municipal Bonds	0.5
Chemicals	0.4
Multi-National	0.4
Semiconductors	0.4
Retail	0.3
Miscellaneous Manufacturer	0.3
Agriculture	0.3
Airlines	0.2
Gas	0.2
Software	0.2
Machinery-Diversified	0.2
Food	0.2
Lodging	0.2
Computers	0.1
Diversified Financial Services	0.1
Iron/Steel	0.1
Biotechnology	0.1
Machinery-Constructions & Mining	0.1
Transportation	0.0 *
Forest Products & Paper	0.0 *

120.9
Liabilities in excess of other assets	(20.9)

100.0%

*	Less than +/- 0.05%.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

102

Fair values of derivative instruments as of August 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker— variation margin futures*	$17,734	Due from/to broker— variation margin futures*	$(648)

		$17,734		$(648)

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(212,192)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$17,086

For the period ended February 28, 2021 the Fund’s average volume of derivative activities is as follows:

Futures Contracts—Long Positions(1)	Futures Contracts—Short Positions(1)
$5,071,711	$3,878,063

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the period ended August 31, 2021.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	103

PGIM Active Aggregate Bond ETF

Statement of Assets & Liabilities

as of August 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $26,199,208)	$26,656,809
Affiliated investments (cost $5,752,344)	5,752,344
Cash	1,680
Receivable for investments sold	4,657,922
Interest and dividends receivable	102,701
Due from broker—variation margin futures	13,688

Total Assets	37,185,144

Liabilities
Payable for investments purchased	10,370,403
Management fee payable	4,801

Total Liabilities	10,375,204

Net Assets	$26,809,940

Net assets were comprised of:
Common stock, at par	$525
Paid-in capital in excess of par	26,220,628
Total distributable earnings (loss)	588,787

Net assets, August 31, 2021	$26,809,940

Net asset value, offering price and redemption price per share, ($26,809,940 / 525,000 shares of common stock issued and outstanding)	$51.07

See Notes to Financial Statements.

104

PGIM Active Aggregate Bond ETF

Statement of Operations

Period Ended August 31, 2021*

Net Investment Income (Loss)
Income
Interest income	$154,983
Affiliated dividend income	3,343

Total income	158,326

Expenses
Management fee	20,489

Total expenses	20,489

Net investment income (loss)	137,837

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	318,808
Futures transactions	(212,192)

106,616

Net change in unrealized appreciation (depreciation) on:
Investments	457,601
Futures	17,086

474,687

Net gain (loss) on investment transactions	581,303

Net Increase (Decrease) In Net Assets Resulting From Operations	$719,140

*	For the period from April 12, 2021 (commencement of operations) through August 31, 2021.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	105

PGIM Active Aggregate Bond ETF

Statement of Changes in Net Assets

Period Ended August 31, 2021*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$137,837
Net realized gain (loss) on investments	106,616
Net change in unrealized appreciation (depreciation) on investments	474,687

Net increase (decrease) in net assets resulting from operations	719,140

Dividends and Distributions
Distributions from distributable earnings	(130,353)

Fund share transactions
Net proceeds from shares sold	31,322,713
Cost of shares purchased	(5,101,560)

Net increase (decrease) in net assets from Fund share transactions	26,221,153

Total increase (decrease)	26,809,940

Net Assets:
Beginning of period	—

End of period	$26,809,940

*	For the period from April 12, 2021 (commencement of operations) through August 31, 2021.

See Notes to Financial Statements.

106

PGIM Active Aggregate Bond ETF

Financial Highlights

April 12, 2021(e) through August 31, 2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.25
Net realized and unrealized gain (loss) on investments	1.05
Total from investment operations	1.30
Less Dividends and Distributions:
Dividends from net investment income	(0.23)
Net asset value, end of period	$51.07
Total Return(b):	2.59%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,810
Average net assets (000)	$27,915
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.19%(d)
Expenses before waivers and/or expense reimbursement	0.19%(d)
Net investment income (loss)	1.28%(d)
Portfolio turnover rate(f)	337%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs	107

Notes to Financial Statements

1. Organization

PGIM ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust and currently consists of seven separate series: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF. Each series operates as an exchange-traded fund.

These financial statements relate only to the following Funds: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF and PGIM Active Aggregate Bond ETF, which commenced investment operations on April 5, 2018, September 24, 2018 and April 12, 2021, respectively (each, a “Fund” and collectively, the “Funds”). The Funds are classified as diversified funds for purposes of the 1940 Act.

The investment objective of PGIM Ultra Short Bond ETF is to seek total return through a combination of current income and capital appreciation, consistent with preservation of capital. The investment objective of PGIM Active High Yield Bond ETF and PGIM Active Aggregate Bond ETF is to seek total return through a combination of current income and capital appreciation.

2. Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit each Fund to

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utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of

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Notes to Financial Statements (continued)

five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

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general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Funds may invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange- traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Funds may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

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Notes to Financial Statements (continued)

Swap Agreements: The Funds may enter into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Funds are subject to interest rate risk in the normal course of pursuing their investment objective. The Funds may use interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Funds are subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for

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the protection buyer if the spread increases. The Funds’ maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receive an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Funds effectively increase their investment risk because, in addition to its total net assets, the Funds may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receive an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Payment-In-Kind: The Funds may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Master Netting Arrangements: The Trust, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between a Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the

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Notes to Financial Statements (continued)

right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Funds recognize income, net of any rebate and securities lending agent fees, for lending their securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Funds also continue to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when a Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt

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securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds expect to pay dividends from net investment income monthly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent GAAP/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

Pursuant to a management agreement with the Trust on behalf of the Funds (the Management Agreement), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser.

Pursuant to the management agreement relating to each Fund, there is a unitary fee structure for the funds whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to the Funds’ Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. The Manager has contractually agreed, beginning from each Fund’s inception date, to waive any management fees it receives from the Funds in an amount equal to the subadvisory fees paid by the Funds to the PGIM Institutional Money Market Fund due to the Funds’ investment of its excess overnight cash in the PGIM Institutional Money Market Fund. This

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Notes to Financial Statements (continued)

waiver will remain in effect for as long as the Funds remain invested or intend to invest in the PGIM Institutional Money Market Fund.

Fund	Unitary fee rate
PGIM Ultra Short Bond ETF	0.15%
PGIM Active High Yield Bond ETF	0.53%
PGIM Active Aggregate Bond ETF	0.19%

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income (and, for the PGIM Ultra Short Bond ETF, PGIM Limited) (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Brown Brothers Harriman & Co. (“BBH”) serves as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. The Manager is responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. BBH receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

In September 2021, BBH entered into an agreement with State Street Corporation (“State Street”) under which State Street will acquire BBH’s Investor Services business, which includes its custody, fund accounting and administration, transfer agency, depositary services, foreign exchange and securities lending services. The transaction is expected to be completed by the end of 2021, subject to customary closing conditions and regulatory approvals.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the Trust and the Distributor. The Distributor is a subsidiary of Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Each Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund,

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earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the period ended August 31, 2021, no 17a- 7 transactions were entered into by the Funds.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short- term investments and U.S. Government securities) for the reporting year ended August 31, 2021, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM Ultra Short Bond ETF	$1,063,360,279	$108,799,557
PGIM Active High Yield Bond ETF	$97,729,282	$46,770,869
PGIM Active Aggregate Bond ETF	$15,999,219	$2,294,463

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting year ended August 31, 2021, is presented as follows:

PGIM Ultra Short Bond ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments – Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(b)(wa)
$91,427,244	$978,007,394	$923,710,000	$—	$—	$145,724,638	145,724,638	$93,169
PGIM Institutional Money Market Fund(1)(b)(wa)
—	5,603,895	3,274,427	(600)	(897)	2,327,971	2,329,368	4,835(2)

$91,427,244	$983,611,289	$926,984,427	$(600)	$(897)	$148,052,609	148,054,006	$98,004

PGIM Active High Yield Bond ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments – Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(b)(wa)
$291,324	$65,143,703	$62,246,323	$—	$—	$3,188,704	3,188,704	$2,712
PGIM Institutional Money Market Fund(1)(b)(wa)
—	7,537,675	7,129,309	—	(346)	408,020	408,265	1,073(2)

$291,324	$72,681,378	$69,375,632	$—	$(346)	$3,596,724	3,596,969	$3,785

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Notes to Financial Statements (continued)

PGIM Active Aggregate Bond ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments – Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(b)(wa)
$ —	$34,823,344	$29,071,000	$ —	$ —	$5,752,344	5,752,344	$3,343

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains
PGIM Ultra Short Bond ETF	$18,216,405	$—
PGIM Active High Yield Bond ETF	3,547,447	112,691
PGIM Active Aggregate Bond ETF	130,353	—

For the year ended August 31, 2020, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains
PGIM Ultra Short Bond ETF	$19,849,756	$—
PGIM Active High Yield Bond ETF	2,104,785	72,870

For the year ended August 31, 2021, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Ultra Short Bond ETF	$1,874,506	$—
PGIM Active High Yield Bond ETF	882,516	137,306
PGIM Active Aggregate Bond ETF	328,995	—

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The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of August 31, 2021 were as follows:

	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PGIM Ultra Short Bond ETF	$1,901,599,636	$9,274,224	$(12,420,230)	$(3,146,006)
PGIM Active High Yield Bond ETF	84,936,157	2,922,247	(1,508,748)	1,413,499
PGIM Active Aggregate Bond ETF	31,988,367	457,518	(36,732)	420,786

The difference between book and tax basis were primarily attributable to deferred losses on wash sales, swaps, straddle loss deferral, differences in the treatment of premium amortization for book and tax purposes and other cost basis adjustments.

For federal income tax purposes, the PGIM Ultra Short Bond ETF had a capital loss carryforward as of August 31, 2021 of approximately $11,217,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, each Fund’s U.S. federal and state tax returns for tax years for which the applicable statutes of limitations have not expired are subject to such review.

7. Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”, and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the

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Notes to Financial Statements (continued)

“redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”.

A Creation Unit consists of 25,000 shares of each Fund. Authorized Participants generally are required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. From time to time, the Funds may waive all or a portion of their applicable transaction fee(s). An additional charge or a variable charge may be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions when deemed appropriate. For the reporting period ended August 31, 2021, the following fixed transaction fees were waived by the Funds which PGIM Investments paid on behalf of the Authorized Participants:

Amount
PGIM Ultra Short Bond ETF	$37,500
PGIM Active High Yield Bond ETF	8,250
PGIM Active Aggregate Bond ETF	500

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Ultra Short Bond ETF	2,799,808	7.4%
PGIM Active High Yield Bond ETF	625,000	29.8%
PGIM Active Aggregate Bond ETF	490,000	93.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

	Affiliated		Unaffiliated
Fund	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
PGIM Ultra Short Bond ETF	1	6.6%	8	76.7%
PGIM Active High Yield Bond ETF	1	27.4%	4	56.0%
PGIM Active Aggregate Bond ETF	2	93.3%	0	0.0%

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Transactions in shares of beneficial interest were as follows:

PGIM Ultra Short Bond ETF

Reporting period ended August 31, 2021:

	Shares	Amount
Shares sold	18,775,000	$934,975,118
Shares purchased	(1,850,000)	(92,197,152)

Net increase (decrease) in shares outstanding	16,925,000	$842,777,966

Reporting period ended August 31, 2020:

	Shares	Amount
Shares sold	18,025,000	$901,617,907
Shares purchased	(8,425,000)	(417,220,526)

Net increase (decrease) in shares outstanding	9,600,000	$484,397,381

PGIM Active High Yield Bond ETF

Reporting period ended August 31, 2021:

	Shares	Amount
Shares sold	1,825,000	$74,395,702
Shares purchased	(600,000)	(24,576,005)

Net increase (decrease) in shares outstanding	1,225,000	$49,819,697

Reporting period ended August 31, 2020:

	Shares	Amount
Shares sold	200,000	$7,569,903

Net increase (decrease) in shares outstanding	200,000	$7,569,903

PGIM Active Aggregate Bond ETF

Reporting period ended August 31, 2021:

	Shares	Amount
Shares sold	625,000	$31,322,713
Shares purchased	(100,000)	(5,101,560)

Net increase (decrease) in shares outstanding	525,000	$26,221,153

8. Borrowings

The Trust, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement

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Notes to Financial Statements (continued)

(“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA**	Prior SCA**
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020

Total Commitment	$1,200,000,000	$1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.
**	The SCA does not include PGIM Active Aggregate Bond ETF.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022 and includes PGIM Active Aggregate Bond ETF. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds did not utilize the SCA during the reporting period ended August 31, 2021.

9. Risks of Investing in the Funds

The Funds’ risks include, but are not limited to, some or all of the risks discussed below. For further information on each Fund’s risks, please refer to the Funds’ Prospectus and Statement of Additional Information.

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Active Trading Risk. High portfolio turnover caused by a Fund actively and frequently trading its portfolio securities results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long- term capital gains compared to investment companies with lower portfolio turnover.

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/ or redemption orders with respect to the Funds and no other Authorized Participant creates or redeems, shares of the Funds may trade at a substantial discount or premium to NAV, may trade at larger spreads and possibly face trading halts and/or delisting.

Bank Loan Risk. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of that Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, that Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for a Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding that Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by a Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent a Fund invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so

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Notes to Financial Statements (continued)

that purchasers, such as the Fund, may not have the benefit of these protections. If a Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, that Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Funds’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk”, which is the risk that the issuer may call a bond held by the Funds for redemption before it matures and the Funds may lose income.

Cash Transactions Risk. Unlike certain ETFs, each Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares of each Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Funds. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Funds will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Funds. The Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Funds’ derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Funds.

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The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Distressed and Defaulted Securities Risk. Distressed and defaulted securities are subject to particularly high credit risk, market risk and illiquidity risk. These securities are at a high risk for default, especially during economic downturns, and they are subject to greater volatility than securities of more stable issuers. To the extent that a Fund invests in bankrupt issuers, that Fund may be subject to litigation risks and costs.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

The Funds may invest in some emerging markets that subject them to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ETF Shares Trading Risk: Funds shares are listed for trading on the Exchange and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Funds are expected to fluctuate in response to changes in the Funds’ NAVs, the intraday value of the Funds’ holdings and supply and demand for shares of the Funds. We cannot predict whether shares of the Funds will trade above, below or at their NAV. Trading on the Exchange, including trading of Funds’ shares, may be halted in certain circumstances and shareholders may not be able to sell Funds shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Funds may become less liquid in response to deteriorating liquidity in the markets for the Funds’ portfolio investments. This adverse effect on the liquidity of the Funds’ shares could lead to differences between the market price of the Funds’ shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Funds will continue to be met. At times, trading in the

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Notes to Financial Statements (continued)

securities of ETFs has become volatile and unpredictable and the price of ETFs shares has diverged from market driven fundamentals.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. Premiums and discounts relate to differences between the market price and NAV of the Fund’s shares. During such periods, you may incur significant losses if you sell your shares of the Fund.

The securities held by the Fund may be traded in markets that close at a different time than the Exchange and may trade outside of a collateralized settlement system. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads for the Fund’s shares on the Exchange and the corresponding premium or discount between the market price for Fund shares and their NAV may widen. Additionally, during times when the Exchange is open but after the applicable market is closed, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s trading day on the Exchange and this may lead to differences between the market price of the Fund’s shares and the underlying value of those shares. Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decreases. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that the shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

Foreign Securities Risk. The Funds’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Funds’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

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Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Funds may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk”. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Funds may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Funds may lose money if short-term or long- term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non- investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Funds as well as loan facilities used by the Funds. As such, the potential impact of a transition away from LIBOR on the Funds or the financial instruments in which the Funds invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Funds’ performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

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Notes to Financial Statements (continued)

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Funds’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Funds invest. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Funds’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Funds fall, the value of your investment in the Funds will decline.

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Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risks: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Funds may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

New/Small Fund Risk. The Funds recently commenced operations and have a limited operating history. As a new and relatively small funds, the Funds’ performance may not represent how the Funds are expected to or may perform in the long term if and when they become larger and have fully implemented their investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Funds are new, an active secondary market for the shares of the Funds may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Funds, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Money Market Fund Risk. A Fund that is not a money market fund, does not seek to maintain a stable net asset value (NAV) of $1.00 per share. The Funds’ NAV and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the Funds are not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the Funds will generate higher returns than money market funds.

Structured Products Risk. Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of a Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are subject to issuer repayment and counterparty risk; a Fund may have the right to receive payments only from the structured

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Notes to Financial Statements (continued)

product, and generally may not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.

Variable and Floating Rate Bonds Risk. Variable and floating rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. The settlement period for such bonds can be longer than seven days.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through

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December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM Active High Yield Bond ETF, PGIM Ultra Short Bond ETF and PGIM Active Aggregate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Active High Yield Bond ETF, PGIM Ultra Short Bond ETF and PGIM Active Aggregate Bond ETF (three of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements
PGIM Active High Yield Bond ETF PGIM Ultra Short Bond ETF	Statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended August 31, 2021

PGIM Active Aggregate Bond ETF	Statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 12, 2021 (commencement of operations) through August 31, 2021

The financial statements of the Funds as of and for the year or period ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

October 19, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

PGIM Fixed Income ETFs	133

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2021, the PGIM Active High Yield Bond ETF reports the maximum amount allowed per share, but not less than $0.06 as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2021, the following Funds reports the maximum amount allowable but not less than the following percentages as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

PGIM Ultra Short Bond ETF	50.48%
PGIM Active High Yield Bond ETF	66.93%
PGIM Active Aggregate Bond ETF	69.38%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2021.

134

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 98	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Fixed Income ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 97	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 97	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Fixed Income ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 97	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 97	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM Fixed Income ETFs

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015).	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (unaudited)

PGIM Ultra Short Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Ultra Short Bond ETF1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Ultra Short Bond ETF is a series of PGIM ETF Trust.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIML and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management agreement and the subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments for the year ended December 31, 2020. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2020. The Board considered that the Fund commenced operations on April 5, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed both of its benchmark indices over the one-year period ended December 31, 2020.

●	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadvisers should have more time to develop that record.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Active High Yield Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Active High Yield Bond ETF2 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that

[2]	PGIM Active High Yield Bond ETF is a series of PGIM ETF Trust.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM

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Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2020. The Board considered that the Fund commenced operations on September 24, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period ended December 31, 2020.

●	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

PGIM Active Aggregate Bond ETF

Initial Approval of the Fund’s Advisory Agreements

The Board considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement with PGIM, Inc. (PGIM), through its PGIM Fixed Income (PFI) division, to serve as the subadviser (the Subadviser) with respect to the Fund prior to the Fund’s commencement of operations. The Board, including all of the Independent Trustees, met on January 25, 2021 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Trustees received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval and renewal, as applicable, of the management agreements between the Manager and the other Prudential Retail Funds, as well as information received at other

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regular meetings throughout the year of the Prudential Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of the officers of the Trust and Trustees of the Trust who are affiliated persons of the Manager or Subadviser. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board noted that the Manager had engaged personnel and consultants with experience in the management of exchanged-traded funds. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager for services provided to other Prudential Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval and renewal, as applicable, of subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board also considered the Sub-Adviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser for services provided to other Prudential Retail Funds. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, no investment performance for the Fund existed for Board review. The Board took note that the Manager will provide information relating to performance to the Board in connection with subsequent reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.19% of the average daily value of the Fund’s investable assets to be paid by the Fund to the Manager and the compensation to be paid by the Manager to the Subadviser. The Board considered the nature of the management fee as a unitary fee and that the Manager would be responsible for the Fund’s expenses except for those expenses reflected in the management agreement as remaining the responsibility of the Fund.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses (including the effects of leverage) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in the first quartile and anticipated total expenses were in the first quartile of the Lipper Peer Group (first quartile being the lowest fee) based upon net assets assuming outstanding leverage.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with subsequent renewals of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with subsequent renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential

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benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

* * *

After full consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

PGIM Fixed Income ETFs

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Funds has delegated to the Funds’ subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Dana E. Cordes, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of each Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Fixed Income ETFs, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.pgiminvestments.com the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

    Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM FIXED INCOME ETFS

Fund	Ticker Symbol

PGIM Ultra Short Bond ETF	PULS

PGIM Active High Yield Bond ETF	PHYL

PGIM Active Aggregate Bond ETF	PAB

ETF1000E

PGIM QMA STRATEGIC ALPHA ETFS

PGIM QMA Strategic Alpha Large-Cap Core ETF

PGIM QMA Strategic Alpha Small-Cap Growth ETF

PGIM QMA Strategic Alpha Small-Cap Value ETF

PGIM QMA Strategic Alpha International Equity ETF

ANNUAL REPORT

AUGUST 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Strategic Alpha ETFs informative and useful. The report covers performance for the 12-month period that ended August 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. Investment-grade bonds in the US declined slightly as the economy recovered, but global bonds and emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Strategic Alpha ETFs

October 15, 2021

PGIM QMA Strategic Alpha ETFs	3

PGIM QMA Strategic Alpha Large-Cap Core ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	38.14	16.86 (10/17/2018)

Market Price*	38.09	16.88 (10/17/2018)

S&P 500 Index	31.16	22.00

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (October 17, 2018) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. The Fund assumes an initial investment on October 17, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Strategic Alpha ETFs	5

PGIM QMA Strategic Alpha Large-Cap Core ETF

Your Fund’s Performance (continued)

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/21

Ten Largest Holdings	Line of Business	% of Net Assets

Monolithic Power Systems, Inc.	Semiconductors & Semiconductor Equipment	0.4%

Synopsys, Inc.	Software	0.4%

West Pharmaceutical Services, Inc.	Health Care Equipment & Supplies	0.4%

Agilent Technologies, Inc.	Life Sciences Tools & Services	0.4%

Nucor Corp.	Metals & Mining	0.4%

Keysight Technologies, Inc.	Electronic Equipment, Instruments & Components	0.4%

Old Dominion Freight Line, Inc.	Road & Rail	0.4%

Motorola Solutions, Inc.	Communications Equipment	0.4%

Avery Dennison Corp.	Containers & Packaging	0.4%

Pentair plc (United Kingdom)	Machinery	0.4%

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Strategic Alpha Large-Cap Core ETF (the Fund) returned 38.14% based on net asset value in the 12-month reporting period that ended August 31, 2021, outperforming the 31.16% return of the S&P 500 Index (the Index).

What were the market conditions?

US equity markets moved higher during the reporting period, driven by the introduction of effective COVID-19 vaccines and significant fiscal and monetary support. Large-cap stocks underperformed their small- and mid-cap counterparts during the period. Value stocks outperformed growth stocks across all market capitalizations by a significant margin during the period.

What worked?

•	The Fund added value in eight of the Index’s 11 sectors during the reporting period, exhibiting strong relative performance in the information technology (IT) and consumer discretionary sectors.

•

An underweight position relative to the Index in IT stocks, which trailed the Index, aided the Fund’s performance, as did good stock selection in the technology hardware, storage, and peripherals sector.

•	In consumer discretionary, an underweight position relative to the Index in underperforming internet and direct marketing retail stocks drove outperformance in the sector.

•

Among individual stocks, the Fund’s top contributors to relative performance were internet and direct marketing retail company Amazon.com, Inc.; technology hardware, storage, and peripherals company Apple, Inc.; and textiles, apparel, and luxury goods company Tapestry, Inc.

What didn’t work?

•	The Fund’s relative performance during the reporting period was hurt most by poor performance in the communication services and energy sectors.

•

In communication services, the Fund’s underweight position relative to the Index in interactive media & services companies hurt results, largely due to an underweight in strong-performing Alphabet, Inc. (Class A and Class C shares).

•	In energy, the Fund’s relative performance was hurt by its underweight positions in oil, gas & consumable fuels stocks, which rebounded sharply from their lows early in 2020.

•	Among individual stocks, the Fund’s largest detractors were Alphabet, Inc. and JPMorgan Chase & Co.

PGIM QMA Strategic Alpha ETFs	7

Strategy and Performance Overview (continued)

Current outlook

•

Domestic equity markets moved meaningfully higher during the reporting period, with value stocks staging a particularly powerful rally, especially during the first quarter of 2021. COVID-19 vaccines have shown significant effectiveness, allowing a reopening of the US economy and improvement in the fortunes of the companies most negatively affected by shutdowns and quarantines. However, as PGIM Quantitative Solutions expected, the recovery has not been linear. In June 2021, investor concerns about COVID-19 variants, lags in vaccination rates, and supply chain interruptions led to a pullback in the more-cyclical stocks that populate the value benchmark indexes and to a bounce in the “stay-at-home” stocks. In addition, Federal Reserve Chairman Jerome Powell’s comments regarding the potential for a shift to less-aggressive monetary policy drove a flattening of the yield curve and moderation in inflation expectations, which both help growth stocks relative to value stocks.

•

Although the market’s recent wobble gave some investors pause, PGIM Quantitative Solutions believes the value rally that began last year has significant room to run. In PGIM Quantitative Solutions’ view, COVID-19 cases likely will decline as vaccines are more widely distributed in the US, encouraging well-funded consumers to resume spending. Corporate earnings, especially among more-cyclical companies, are positioned to continue to easily beat analysts’ earnings expectations compared to a year earlier. Additionally, while vaccination rates lag in many regions outside the US, PGIM Quantitative Solutions believes the increasing availability of vaccines will drive a more expanded global economic recovery in the future.

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PGIM QMA Strategic Alpha Small-Cap Growth ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	47.52	16.46 (11/13/2018)

Market Price*	47.21	16.45 (11/13/2018)

Russell 2000 Growth Index	35.61	19.56

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

PGIM QMA Strategic Alpha ETFs	9

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations (November 13, 2018) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. The Fund assumes an initial investment on November 13, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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Benchmark Definitions

Russell 2000 Growth Index—The Russell 2000 Growth Index is an unmanaged index which contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this Index generally have higher price-to-book and price-to-earnings ratios.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/21

Ten Largest Holdings	Line of Business	% of Net Assets

Trillium Therapeutics, Inc. (Canada)	Biotechnology	0.5%

Ryerson Holding Corp.	Metals & Mining	0.3%

Crinetics Pharmaceuticals, Inc.	Biotechnology	0.2%

CytoSorbents Corp.	Health Care Equipment & Supplies	0.2%

BlueLinx Holdings, Inc.	Trading Companies & Distributors	0.2%

Kulicke & Soffa Industries, Inc. ( Singapore)	Semiconductors & Semiconductor Equipment	0.2%

Cross Country Healthcare, Inc.	Health Care Providers & Services	0.2%

Apyx Medical Corp.	Health Care Equipment & Supplies	0.2%

STAAR Surgical Co.	Health Care Equipment & Supplies	0.2%

Mersana Therapeutics, Inc.	Biotechnology	0.2%

PGIM QMA Strategic Alpha ETFs	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Strategic Alpha Small-Cap Growth ETF (the Fund) returned 47.52% based on net asset value in the 12-month reporting period that ended on August 31, 2021, outperforming the 35.61% return of the Russell 2000 Growth Index (the Index).

What were the market conditions?

US equity markets moved higher during the reporting period, driven by the introduction of effective COVID-19 vaccines and significant fiscal and monetary support. Large-cap stocks underperformed their small- and mid-cap counterparts during the period. Value stocks outperformed growth stocks across all market capitalizations by a significant margin during the period.

What worked?

•	The Fund added value in each of the Index’s 11 sectors during the reporting period, benefiting from favorable security selections in the information technology (IT) and financials sectors.

•

In IT, the Fund’s position in IT services and communication equipment aided performance. The Fund’s focus on quality through its profitability measure also helped it avoid some of the poorer performers in this sector during the period.

•	In financials, the Fund’s overweight positions in strong-performing capital markets and insurance stocks drove strong relative performance in the sector.

•

The Fund’s top individual contributors relative to the Index were medical specialties company iRhythm Technologies, Inc., biotechnology company Lexicon Pharmaceuticals, Inc., and specialty telecommunications company IDT Corp.

What didn’t work?

•

There was very little that didn’t work in the Fund during the reporting period, as it meaningfully outperformed the Index in all 11 sectors and exhibited only marginal underperformance in a few industry categories.

•

Among individual stocks, the Fund’s largest detractors for the period were electronic components company Plug Power, Inc., pharmaceutical company MyoKardia, Inc., and hotels, restaurants & leisure company Caesars Entertainment, Inc.

Current outlook

•

Domestic equity markets moved meaningfully higher during the reporting period, with value stocks staging a particularly powerful rally, especially during the first quarter of 2021. COVID-19 vaccines have shown significant effectiveness, allowing a reopening of the US economy and improvement in the fortunes of the companies most negatively affected by shutdowns and quarantines. However, as PGIM Quantitative Solutions expected, the recovery has not been linear. In June 2021, investor concerns about COVID-19 variants, lags in vaccination rates, and supply chain interruptions led

12	Visit our website at pgim.com/investments

to a pullback in the more-cyclical stocks that populate the value benchmark indexes and to a bounce in the “stay-at-home” stocks. In addition, Federal Reserve Chairman Jerome Powell’s comments regarding the potential for a shift to less-aggressive monetary policy drove a flattening of the yield curve and moderation in inflation expectations, which both help growth stocks relative to value stocks.

•

Although the market’s recent wobble gave some investors pause, PGIM Quantitative Solutions believes the value rally that began last year has significant room to run. In PGIM Quantitative Solutions’ view, COVID-19 cases likely will decline as vaccines are more widely distributed in the US, encouraging well-funded consumers to resume spending. Corporate earnings, especially among more-cyclical companies, are positioned to continue to easily beat analysts’ earnings expectations compared to a year earlier. Additionally, while vaccination rates lag in many regions outside the US, PGIM Quantitative Solutions believes the increasing availability of vaccines will drive a more expanded global economic recovery in the future.

PGIM QMA Strategic Alpha ETFs	13

PGIM QMA Strategic Alpha Small-Cap Value ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	63.26	13.24 (11/13/2018)

Market Price*	63.04	13.24 (11/13/2018)

Russell 2000 Value Index	59.49	13.59

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

14	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Russell 2000 Value Index by portraying the initial account values at the commencement of operations (November 13, 2018) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. The Fund assumes an initial investment on November 13, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Strategic Alpha ETFs	15

PGIM QMA Strategic Alpha Small-Cap Value ETF

Your Fund’s Performance (continued)

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000® Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/21

Ten Largest Holdings	Line of Business	% of Net Assets

Fulcrum Therapeutics, Inc.	Pharmaceuticals	0.6%

Kezar Life Sciences, Inc.	Biotechnology	0.2%

Ryerson Holding Corp.	Metals & Mining	0.2%

Triple-S Management Corp. (Puerto Rico) (Class B Stock)	Health Care Providers & Services	0.2%

Cardiff Oncology, Inc.	Biotechnology	0.2%

Costamare, Inc. (Monaco)	Marine	0.2%

Veritiv Corp.	Trading Companies & Distributors	0.2%

Praxis Precision Medicines, Inc.	Biotechnology	0.2%

City Office REIT, Inc. (Canada)	Equity Real Estate Investment Trusts (REITs)	0.2%

Cross Country Healthcare, Inc.	Health Care Providers & Services	0.2%

16	Visit our website at pgim.com/investments

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Strategic Alpha Small-Cap Value ETF (the Fund) returned 63.26% based on net asset value in the 12-month reporting period that ended on August 31, 2021, outperforming the 59.49% return of the Russell 2000 Value Index (the Index).

What were the market conditions?

US equity markets moved higher during the reporting period, driven by the introduction of effective COVID-19 vaccines and significant fiscal and monetary support. Large-cap stocks underperformed their small- and mid-cap counterparts during the period. Value stocks outperformed growth stocks across all market capitalizations by a significant margin during the period.

What worked?

•	The Fund added value in six of the Index’s 11 sectors during the reporting period, benefiting from favorable positions in the financials and healthcare sectors.

•

In the financials sector, the Fund’s performance was aided by a significant overweight position relative to the Index and strong stock selections in the banking and diversified financial industries. In healthcare, the Fund benefited from good stock picks in the life sciences and pharmaceutical industries.

•

The Fund’s top individual contributors to relative performance were pharmaceutical company Fulcrum Therapeutics, Inc., biotechnology company Arena Pharmaceuticals, Inc., and media company Entravision Communications Corp.

What didn’t work?

•	The Fund’s relative performance during the reporting period was hurt most by poor performance in the consumer discretionary and materials sectors.

•

Consumer discretionary stocks outperformed the Index during the period. However, the Fund’s underweight relative position—especially in hotel, restaurant, and leisure stocks—was a damper on overall performance.

•

In materials, the Fund was hurt by an underweight position in the strong-performing metals & mining industry. The largest detractors at the stock level were entertainment company AMC Entertainment Holdings, Inc., specialty retail company GameStop Corp., and metals & mining company Cleveland-Cliffs, Inc.

Current outlook

•

Domestic equity markets moved meaningfully higher during the reporting period, with value stocks staging a particularly powerful rally, especially during the first quarter of 2021. COVID-19 vaccines have shown significant effectiveness, allowing a reopening of the US economy and improvement in the fortunes of the companies most negatively affected by shutdowns and quarantines. However, as PGIM Quantitative Solutions expected, the recovery has not been linear. In June 2021, investor concerns

PGIM QMA Strategic Alpha ETFs	17

Strategy and Performance Overview (continued)

about COVID-19 variants, lags in vaccination rates, and supply chain interruptions led to a pullback in the more-cyclical stocks that populate the value benchmark indexes and to a bounce in the “stay-at-home” stocks. In addition, Federal Reserve Chairman Jerome Powell’s comments regarding the potential for a shift to less-aggressive monetary policy drove a flattening of the yield curve and moderation in inflation expectations, which both help growth stocks relative to value stocks.

•

Although the market’s recent wobble gave some investors pause, PGIM Quantitative Solutions believes the value rally that began last year has significant room to run. In PGIM Quantitative Solutions’ view, COVID-19 cases likely will decline as vaccines are more widely distributed in the US, encouraging well-funded consumers to resume spending. Corporate earnings, especially among more-cyclical companies, are positioned to continue to easily beat analysts’ earnings expectations compared to a year earlier. Additionally, while vaccination rates lag in many regions outside the US, PGIM Quantitative Solutions believes the increasing availability of vaccines will drive a more expanded global economic recovery in the future.

18	Visit our website at pgim.com/investments

PGIM QMA Strategic Alpha International Equity ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	24.43	11.08 (12/04/2018)

Market Price*	24.79	11.10 (12/04/2018)

MSCI EAFE Index	26.12	12.92

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

PGIM QMA Strategic Alpha ETFs	19

PGIM QMA Strategic Alpha International Equity ETF

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the MSCI EAFE Index by portraying the initial account values at the commencement of operations (December 4, 2018) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. The Fund assumes an initial investment on December 4, 2018, while the benchmark and the Index assume that the initial investment occurred on November 30, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

20	Visit our website at pgim.com/investments

Benchmark Definitions

MSCI EAFE Index—The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the US and Canada.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Wm Morrison Supermarkets plc	Food & Staples Retailing	United Kingdom	0.3%

Daikin Industries Ltd.	Building Products	Japan	0.3%

Eurofins Scientific SE	Life Sciences Tools & Services	Luxembourg	0.3%

Shimano, Inc.	Leisure Products	Japan	0.3%

Wolters Kluwer NV	Professional Services	Netherlands	0.3%

Merck KGaA	Pharmaceuticals	Germany	0.3%

Segro plc	Equity Real Estate Investment Trusts (REITs)	United Kingdom	0.3%

Nippon Sanso Holdings Corp.	Chemicals	Japan	0.3%

Spirax-Sarco Engineering plc	Machinery	United Kingdom	0.3%

DiaSorin SpA	Health Care Equipment & Supplies	Italy	0.3%

PGIM QMA Strategic Alpha ETFs	21

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Strategic Alpha International Equity ETF (the Fund) returned 24.43% based on net asset value in the 12-month reporting period that ended on August 31, 2021, underperforming the 26.12% return of the MSCI EAFE Index (the Index).

What were the market conditions?

Developed international equity markets moved higher during the reporting period but exhibited a significant increase in volatility amid the global outbreak of COVID-19. Large-cap stocks generally outperformed their small- and mid-cap counterparts during the period. Value stocks underperformed growth stocks across all market capitalizations.

What worked?

•	The Fund added value in four of the Index’s 11 sectors during the reporting period, benefiting from good relative performance in the healthcare and industrials sectors.

•	A meaningful underweight position relative to the Index in the underperforming healthcare sector, along with good security selection in the sector, aided the Fund’s performance.

•

The Fund’s results were also helped by its overweight relative position in industrials, one of the Index’s better-performing sectors. Holdings in marine and building products stocks performed especially well.

•

Among individual stocks, the Fund’s top relative contributors to performance were food products company Nestle N.A., software company SAP SE, and aerospace and marine company Nippon Yusen Kabushiki Kaisha.

What didn’t work?

•	The Fund’s relative performance during the reporting period was hurt most by holdings in the financials and information technology (IT) sectors.

•

In financials, which was among the better-performing Index sectors, the Fund performed well from a security selection standpoint. However, an underweight position in these stocks drove the Fund’s underperformance in the sector.

•	In IT, performance was hindered by the Fund’s underweight relative position in these generally very expensive stocks, especially those in the semiconductor & semiconductor equipment industry.

•

Among individual stocks, the Fund’s largest detractors were semiconductor & semiconductor equipment company ASML Holding NV, textiles, apparel & luxury goods company LVMH Moet Hennessy Louis Vuitton SE, and multi-utility company AGL Energy Limited.

Current outlook

•	International equity markets moved meaningfully higher during the reporting period, especially during the first quarter of 2021. COVID-19 vaccines have shown significant

22	Visit our website at pgim.com/investments

effectiveness, although slow distribution has hampered the economic recovery in many countries. As PGIM Quantitative Solutions expected, the recovery has not been linear. In the second quarter of 2021, investor concerns about rising infection rates due to COVID-19 variants, lags in vaccine supplies, and supply chain interruptions led to pullbacks in a number of markets. Along with the reduction of government support payments from 2020 levels, the recovery in international markets has lagged that in the US and other regions where vaccines have been more widely available and fiscal stimulus has been greater.

•

Although the market’s recent wobble gave some investors pause, PGIM Quantitative Solutions believes the recovery rally that began last year has significant room to run. In PGIM Quantitative Solutions’ view, COVID-19 cases likely will decline as vaccines are more widely distributed globally, allowing companies to resume more normal operations. Corporate earnings, especially among more-cyclical companies, are positioned to continue to beat analysts’ earnings expectations compared to a year earlier. Additionally, while vaccination rates lag in many regions outside the US, PGIM Quantitative Solutions believes the increasing availability of vaccines will drive a more expanded global economic recovery in the future.

PGIM QMA Strategic Alpha ETFs	23

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2021. The example is for illustrative purposes only.

Actual Expenses

The first line in the tables below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Strategic Alpha Large-Cap Core ETF	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,200.20	0.17%	$0.94
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

24	Visit our website at pgim.com/investments

PGIM QMA Strategic Alpha Small-Cap Growth ETF	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,082.90	0.29%	$1.52
Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

PGIM QMA Strategic Alpha Small-Cap Value ETF	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,130.80	0.29%	$1.56
Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

PGIM QMA Strategic Alpha International Equity ETF	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,100.70	0.29%	$1.54
Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Strategic Alpha ETFs	25

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments

as of August 31, 2021

Description	Shares	Value
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 99.5%

Aerospace & Defense 2.5%
General Dynamics Corp.	286	$57,289
Huntington Ingalls Industries, Inc.	249	50,838
L3Harris Technologies, Inc.	236	54,990
Lockheed Martin Corp.	128	46,055
Northrop Grumman Corp.	146	53,684
Raytheon Technologies Corp.	599	50,771
Textron, Inc.	757	55,011

		368,638

Air Freight & Logistics 0.3%
FedEx Corp.	170	45,167

Auto Components 0.3%
BorgWarner, Inc.	1,098	46,863

Banks 3.4%
Citigroup, Inc.	699	50,265
Citizens Financial Group, Inc.	1,111	48,651
Comerica, Inc.	714	52,772
Fifth Third Bancorp	1,410	54,792
KeyCorp	2,687	54,600
Regions Financial Corp.	2,431	49,665
Truist Financial Corp.	847	48,330
US Bancorp	859	49,298
Wells Fargo & Co.	1,130	51,641
Zions Bancorp NA	912	52,805

		512,819

Beverages 1.3%
Coca-Cola Co. (The)	883	49,722
Molson Coors Beverage Co. (Class B Stock)	1,040	49,431
Monster Beverage Corp.*	546	53,273
PepsiCo, Inc.	310	48,481

		200,907

Biotechnology 2.5%
AbbVie, Inc.	456	55,076
Amgen, Inc.	194	43,753
Biogen, Inc.*	156	52,870
Gilead Sciences, Inc.	752	54,730
Incyte Corp.*	681	52,090

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	27

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont'd.)
Regeneron Pharmaceuticals, Inc.*	90	$60,606
Vertex Pharmaceuticals, Inc.*	256	51,274

		370,399

Building Products 1.8%
Allegion PLC (Ireland)	380	54,716
Carrier Global Corp.	1,001	57,658
Fortune Brands Home & Security, Inc.	483	47,030
Johnson Controls International PLC	735	54,978
Trane Technologies PLC (Ireland)	259	51,411

		265,793

Capital Markets 2.3%
Bank of New York Mellon Corp. (The)	1,070	59,085
Franklin Resources, Inc.	1,767	57,322
Invesco Ltd.	2,144	54,286
Moody’s Corp.	137	52,166
State Street Corp.	608	56,489
T Rowe Price Group, Inc.	255	57,087

		336,435

Chemicals 1.7%
Celanese Corp. (Class A Stock)	328	52,021
Dow, Inc.	839	52,773
DuPont de Nemours, Inc.	644	47,669
Eastman Chemical Co.	469	53,072
LyondellBasell Industries NV (Class A Stock)	525	52,684

		258,219

Commercial Services & Supplies 1.4%
Cintas Corp.	131	51,846
Copart, Inc.*	356	51,378
Republic Services, Inc. (Class A Stock)	460	57,100
Rollins, Inc.	1,424	55,422

		215,746

Communications Equipment 1.5%
Cisco Systems, Inc.	911	53,767
F5 Networks, Inc.*	254	51,707
Juniper Networks, Inc.	1,913	55,439
Motorola Solutions, Inc.	251	61,299

		222,212

See Notes to Financial Statements.

28

Description	Shares	Value

COMMON STOCKS (Continued)

Construction & Engineering 0.4%
Quanta Services, Inc.	556	$56,768

Construction Materials 0.7%
Martin Marietta Materials, Inc.	140	53,375
Vulcan Materials Co.	294	54,663

		108,038

Consumer Finance 0.7%
American Express Co.	300	49,788
Capital One Financial Corp.	320	53,110

		102,898

Containers & Packaging 1.9%
Avery Dennison Corp.	271	61,081
International Paper Co.	884	53,119
Packaging Corp. of America	351	53,247
Sealed Air Corp.	954	58,222
Westrock Co.	1,046	54,434

		280,103

Distributors 1.1%
Genuine Parts Co.	423	51,686
LKQ Corp.*	1,039	54,745
Pool Corp.	118	58,328

		164,759

Diversified Financial Services 0.4%
Berkshire Hathaway, Inc. (Class B Stock)*	184	52,582

Diversified Telecommunication Services 1.0%
AT&T, Inc.	1,844	50,563
Lumen Technologies, Inc.	3,901	47,982
Verizon Communications, Inc.	849	46,695

		145,240

Electric Utilities 3.2%
Edison International	910	52,634
Entergy Corp.	493	54,531
Evergy, Inc.	784	53,665
Exelon Corp.	1,090	53,432
FirstEnergy Corp.	1,338	52,008
NRG Energy, Inc.	1,264	57,727

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	29

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities (cont'd.)
PPL Corp.	1,810	$53,123
Southern Co. (The)	764	50,218
Xcel Energy, Inc.	703	48,331

		475,669

Electrical Equipment 1.5%
AMETEK, Inc.	368	50,037
Eaton Corp. PLC	345	58,084
Emerson Electric Co.	549	57,919
Rockwell Automation, Inc.	177	57,605

		223,645

Electronic Equipment, Instruments & Components 2.6%
Amphenol Corp. (Class A Stock)	684	52,415
CDW Corp.	272	54,566
Corning, Inc.	1,283	51,307
Keysight Technologies, Inc.*	345	61,886
Teledyne Technologies, Inc.*	111	51,435
Trimble, Inc.*	612	57,663
Zebra Technologies Corp. (Class A Stock)*	98	57,543

		386,815

Energy Equipment & Services 0.4%
Baker Hughes Co. (Class A Stock)	2,517	57,337

Entertainment 1.4%
Activision Blizzard, Inc.	618	50,905
Electronic Arts, Inc.	355	51,550
Netflix, Inc.*	100	56,919
Take-Two Interactive Software, Inc.*	279	44,980

		204,354

Equity Real Estate Investment Trusts (REITs) 5.4%
American Tower Corp.	181	52,883
AvalonBay Communities, Inc.	228	52,344
Crown Castle International Corp.	271	52,761
Duke Realty Corp.	1,106	58,076
Equity Residential	613	51,535
Essex Property Trust, Inc.	157	51,926
Extra Space Storage, Inc.	302	56,447
Healthpeak Properties, Inc.	1,407	50,652
Prologis, Inc.	430	57,904

See Notes to Financial Statements.

30

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont'd.)
Public Storage	166	$53,719
Regency Centers Corp.	796	54,622
SBA Communications Corp. (Class A Stock)	153	54,922
Ventas, Inc.	866	48,444
Welltower, Inc.	589	51,555
Weyerhaeuser Co.	1,492	53,712

		801,502

Food & Staples Retailing 1.1%
Kroger Co. (The)	1,302	59,931
Walgreens Boots Alliance, Inc.	1,003	50,902
Walmart, Inc.	355	52,576

		163,409

Food Products 3.0%
Archer-Daniels-Midland Co.	883	52,980
Conagra Brands, Inc.	1,520	50,342
General Mills, Inc.	873	50,468
Hershey Co. (The)	308	54,732
JM Smucker Co. (The)	381	47,118
Kellogg Co.	816	51,522
Kraft Heinz Co. (The)	1,226	44,124
Mondelez International, Inc. (Class A Stock)	770	47,794
Tyson Foods, Inc. (Class A Stock)	656	51,509

		450,589

Gas Utilities 0.3%
Atmos Energy Corp.	483	47,097

Health Care Equipment & Supplies 6.4%
Abbott Laboratories	434	54,845
ABIOMED, Inc.*	151	54,958
Align Technology, Inc.*	83	58,847
Baxter International, Inc.	633	48,247
Becton Dickinson & Co.	192	48,326
Boston Scientific Corp.*	1,153	52,058
Cooper Cos., Inc. (The)	124	55,888
Danaher Corp.	179	58,025
DENTSPLY SIRONA, Inc.	803	49,545
Edwards Lifesciences Corp.*	473	55,426
Hologic, Inc.*	646	51,131
IDEXX Laboratories, Inc.*	76	51,206

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	31

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont'd.)
Intuitive Surgical, Inc.*	54	$56,892
Medtronic PLC (Ireland)	393	52,458
STERIS PLC	226	48,592
Stryker Corp.	178	49,324
West Pharmaceutical Services, Inc.	145	65,485
Zimmer Biomet Holdings, Inc.	319	47,993

		959,246

Health Care Providers & Services 3.4%
Anthem, Inc.	131	49,142
Centene Corp.*	758	47,739
Cigna Corp.	227	48,045
CVS Health Corp.	616	53,216
Henry Schein, Inc.*	702	53,064
Humana, Inc.	105	42,569
Laboratory Corp. of America Holdings*	194	58,856
Quest Diagnostics, Inc.	378	57,770
UnitedHealth Group, Inc.	118	49,120
Universal Health Services, Inc. (Class B Stock)	336	52,335

		511,856

Health Care Technology 0.3%
Cerner Corp.	664	50,696

Hotels, Restaurants & Leisure 0.7%
McDonald’s Corp.	203	48,204
Yum! Brands, Inc.	398	52,150

		100,354

Household Durables 2.1%
DR Horton, Inc.	518	49,531
Lennar Corp. (Class A Stock)	517	55,479
Mohawk Industries, Inc.*	248	49,045
NVR, Inc.*	11	56,979
PulteGroup, Inc.	909	48,959
Whirlpool Corp.	222	49,180

		309,173

Independent Power & Renewable Electricity Producers 0.3%
AES Corp. (The)	2,139	51,058

See Notes to Financial Statements.

32

Description	Shares	Value

COMMON STOCKS (Continued)

Industrial Conglomerates 1.0%
3M Co.	253	$49,269
Honeywell International, Inc.	211	48,933
Roper Technologies, Inc.	106	51,228

		149,430

Insurance 3.6%
Allstate Corp. (The)	367	49,648
Chubb Ltd. (Switzerland)	307	56,463
Everest Re Group Ltd. (Bermuda)	212	56,159
Globe Life, Inc.	556	53,415
Hartford Financial Services Group, Inc. (The)	840	56,465
Loews Corp.	914	51,065
MetLife, Inc.	900	55,800
Principal Financial Group, Inc.	831	55,519
Travelers Cos., Inc. (The)	348	55,579
W. R. Berkley Corp.	700	52,717

		542,830

Interactive Media & Services 1.1%
Alphabet, Inc.,
(Class A Stock)*	20	57,879
(Class C Stock)*	19	55,275
Facebook, Inc. (Class A Stock)*	141	53,493

		166,647

Internet & Direct Marketing Retail 0.3%
Amazon.com, Inc.*	15	52,062

IT Services 4.2%
Accenture PLC (Ireland) (Class A Stock)	173	58,225
Akamai Technologies, Inc.*	469	53,114
Broadridge Financial Solutions, Inc.	318	54,766
Cognizant Technology Solutions Corp. (Class A Stock)	752	57,385
Fidelity National Information Services, Inc.	344	43,953
Fiserv, Inc.*	453	53,359
FleetCor Technologies, Inc.*	202	53,182
International Business Machines Corp.	372	52,206
Jack Henry & Associates, Inc.	295	52,032
Paychex, Inc.	459	52,542
VeriSign, Inc.*	237	51,254
Visa, Inc. (Class A Stock)	220	50,402

		632,420

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	33

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services 2.7%
Agilent Technologies, Inc.	363	$63,695
Bio-Rad Laboratories, Inc. (Class A Stock)*	74	59,557
Illumina, Inc.*	107	48,916
Mettler-Toledo International, Inc.*	37	57,455
PerkinElmer, Inc.	305	56,364
Thermo Fisher Scientific, Inc.	102	56,605
Waters Corp.*	137	56,721

		399,313

Machinery 5.4%
Caterpillar, Inc.	247	52,085
Cummins, Inc.	222	52,387
Dover Corp.	317	55,272
Fortive Corp.	756	55,846
IDEX Corp.	226	50,624
Illinois Tool Works, Inc.	228	53,092
Ingersoll Rand, Inc.*	1,079	57,208
Otis Worldwide Corp.	589	54,318
PACCAR, Inc.	614	50,268
Parker-Hannifin Corp.	155	45,984
Pentair PLC (United Kingdom)	789	60,879
Snap-on, Inc.	236	53,088
Stanley Black & Decker, Inc.	258	49,864
Westinghouse Air Brake Technologies Corp.	610	54,772
Xylem, Inc.	419	57,114

		802,801

Media 1.4%
Discovery, Inc. (Class C Stock)*	1,895	52,283
Fox Corp. (Class A Stock)	1,393	52,154
News Corp. (Class A Stock)	2,104	47,277
ViacomCBS, Inc. (Class B Stock)	1,291	53,512

		205,226

Metals & Mining 0.4%
Nucor Corp.	528	62,072

Multiline Retail 0.3%
Target Corp.	201	49,643

Multi-Utilities 2.0%
CenterPoint Energy, Inc.	2,025	50,807
Consolidated Edison, Inc.	688	51,910

See Notes to Financial Statements.

34

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities (cont'd.)
Dominion Energy, Inc.	677	$52,698
Public Service Enterprise Group, Inc.	741	47,379
Sempra Energy	353	46,723
WEC Energy Group, Inc.	492	46,484

		296,001

Oil, Gas & Consumable Fuels 1.3%
Chevron Corp.	480	46,449
EOG Resources, Inc.	695	46,926
Kinder Morgan, Inc.	2,799	45,540
ONEOK, Inc.	957	50,262

		189,177

Personal Products 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	170	57,883

Pharmaceuticals 2.2%
Bristol-Myers Squibb Co.	770	51,482
Eli Lilly & Co.	213	55,016
Johnson & Johnson	305	52,805
Organon & Co.	1,786	60,527
Pfizer, Inc.	1,185	54,593
Zoetis, Inc. (Class A Stock)	263	53,799

		328,222

Professional Services 1.1%
Equifax, Inc.	201	54,724
Leidos Holdings, Inc.	487	47,780
Robert Half International, Inc.	547	56,560

		159,064

Real Estate Management & Development 0.4%
CBRE Group, Inc. (Class A Stock)*	569	54,795

Road & Rail 1.4%
CSX Corp.	1,512	49,185
Norfolk Southern Corp.	198	50,201
Old Dominion Freight Line, Inc.	214	61,786
Union Pacific Corp.	238	51,608

		212,780

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	35

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 4.3%
Analog Devices, Inc.	319	$51,981
Applied Materials, Inc.	400	54,052
Broadcom, Inc.	109	54,196
Intel Corp.	978	52,871
KLA Corp.	168	57,113
Monolithic Power Systems, Inc.	134	66,321
NXP Semiconductors NV (Netherlands)	267	57,440
Qorvo, Inc.*	277	52,084
QUALCOMM, Inc.	369	54,129
Skyworks Solutions, Inc.	272	49,901
Teradyne, Inc.	392	47,604
Texas Instruments, Inc.	258	49,255

		646,947

Software 3.3%
Adobe, Inc.*	84	55,751
ANSYS, Inc.*	144	52,612
Autodesk, Inc.*	171	53,025
Cadence Design Systems, Inc.*	363	59,343
Citrix Systems, Inc.	453	46,600
Intuit, Inc.	100	56,611
Microsoft Corp.	192	57,961
salesforce.com, Inc.*	195	51,728
Synopsys, Inc.*	198	65,783

		499,414

Specialty Retail 1.8%
AutoZone, Inc.*	32	49,573
Best Buy Co., Inc.	454	52,896
O’Reilly Automotive, Inc.*	92	54,655
TJX Cos., Inc. (The)	760	55,267
Ulta Beauty, Inc.*	154	59,646

		272,037

Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	354	53,748
Hewlett Packard Enterprise Co.	3,627	56,074
NetApp, Inc.	667	59,316

		169,138

See Notes to Financial Statements.

36

Description			Shares	Value

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 1.4%
NIKE, Inc. (Class B Stock)			316	$52,058
PVH Corp.*			508	53,233
Tapestry, Inc.*			1,268	51,126
VF Corp.			624	47,717

				204,134

Tobacco 0.4%
Altria Group, Inc.			1,088	54,650

Trading Companies & Distributors 0.3%
WW Grainger, Inc.			114	49,442

Water Utilities 0.4%
American Water Works Co., Inc.			312	56,862

TOTAL LONG-TERM INVESTMENTS (cost $11,645,795)				14,859,376

	Interest Rate	Maturity Date	Principal Amount (000)#

SHORT-TERM INVESTMENT 0.3%

TIME DEPOSIT 0.3%
BNP Paribas (France) (cost $48,433)	0.005%	09/01/21	48	48,433

TOTAL INVESTMENTS 99.8% (cost $11,694,228)				14,907,809
Other assets in excess of liabilities 0.2%				24,449

NET ASSETS 100.0%				$14,932,258

The following abbreviations are used in the annual report:

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	37

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$368,638	$—	$—
Air Freight & Logistics	45,167	—	—
Auto Components	46,863	—	—
Banks	512,819	—	—
Beverages	200,907	—	—
Biotechnology	370,399	—	—
Building Products	265,793	—	—
Capital Markets	336,435	—	—
Chemicals	258,219	—	—
Commercial Services & Supplies	215,746	—	—
Communications Equipment	222,212	—	—
Construction & Engineering	56,768	—	—
Construction Materials	108,038	—	—
Consumer Finance	102,898	—	—
Containers & Packaging	280,103	—	—
Distributors	164,759	—	—
Diversified Financial Services	52,582	—	—
Diversified Telecommunication Services	145,240	—	—
Electric Utilities	475,669	—	—
Electrical Equipment	223,645	—	—
Electronic Equipment, Instruments & Components	386,815	—	—
Energy Equipment & Services	57,337	—	—
Entertainment	204,354	—	—
Equity Real Estate Investment Trusts (REITs)	801,502	—	—

See Notes to Financial Statements.

38

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Food & Staples Retailing	$163,409	$—	$—
Food Products	450,589	—	—
Gas Utilities	47,097	—	—
Health Care Equipment & Supplies	959,246	—	—
Health Care Providers & Services	511,856	—	—
Health Care Technology	50,696	—	—
Hotels, Restaurants & Leisure	100,354	—	—
Household Durables	309,173	—	—
Independent Power & Renewable Electricity Producers	51,058	—	—
Industrial Conglomerates	149,430	—	—
Insurance	542,830	—	—
Interactive Media & Services	166,647	—	—
Internet & Direct Marketing Retail	52,062	—	—
IT Services	632,420	—	—
Life Sciences Tools & Services	399,313	—	—
Machinery	802,801	—	—
Media	205,226	—	—
Metals & Mining	62,072	—	—
Multiline Retail	49,643	—	—
Multi-Utilities	296,001	—	—
Oil, Gas & Consumable Fuels	189,177	—	—
Personal Products	57,883	—	—
Pharmaceuticals	328,222	—	—
Professional Services	159,064	—	—
Real Estate Management & Development	54,795	—	—
Road & Rail	212,780	—	—
Semiconductors & Semiconductor Equipment	646,947	—	—
Software	499,414	—	—
Specialty Retail	272,037	—	—
Technology Hardware, Storage & Peripherals	169,138	—	—
Textiles, Apparel & Luxury Goods	204,134	—	—
Tobacco	54,650	—	—
Trading Companies & Distributors	49,442	—	—
Water Utilities	56,862	—	—
Short-Term Investments
Time Deposit	—	48,433	—

Total	$14,859,376	$48,433	$—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	39

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2021

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Health Care Equipment & Supplies	6.4%
Machinery	5.4
Equity Real Estate Investment Trusts (REITs)	5.4
Semiconductors & Semiconductor Equipment	4.3
IT Services	4.2
Insurance	3.6
Banks	3.4
Health Care Providers & Services	3.4
Software	3.3
Electric Utilities	3.2
Food Products	3.0
Life Sciences Tools & Services	2.7
Electronic Equipment, Instruments & Components	2.6
Biotechnology	2.5
Aerospace & Defense	2.5
Capital Markets	2.3
Pharmaceuticals	2.2
Household Durables	2.1
Multi-Utilities	2.0
Containers & Packaging	1.9
Specialty Retail	1.8
Building Products	1.8
Chemicals	1.7
Electrical Equipment	1.5
Communications Equipment	1.5
Commercial Services & Supplies	1.4
Road & Rail	1.4
Media	1.4
Entertainment	1.4
Textiles, Apparel & Luxury Goods	1.4
Beverages	1.3
Oil, Gas & Consumable Fuels	1.3
Technology Hardware, Storage & Peripherals	1.1
Interactive Media & Services	1.1
Distributors	1.1
Food & Staples Retailing	1.1
Professional Services	1.1
Industrial Conglomerates	1.0
Diversified Telecommunication Services	1.0
Construction Materials	0.7
Consumer Finance	0.7
Hotels, Restaurants & Leisure	0.7
Metals & Mining	0.4
Personal Products	0.4
Energy Equipment & Services	0.4
Water Utilities	0.4
Construction & Engineering	0.4
Real Estate Management & Development	0.4
Tobacco	0.4
Diversified Financial Services	0.4
Internet & Direct Marketing Retail	0.3
Independent Power & Renewable Electricity Producers	0.3
Health Care Technology	0.3
Multiline Retail	0.3
Trading Companies & Distributors	0.3
Time Deposit	0.3
Gas Utilities	0.3
Auto Components	0.3
Air Freight & Logistics	0.3

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

40

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statement of Assets & Liabilities

as of August 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $11,694,228)	$14,907,809
Interest and dividends receivable	26,710

Total Assets	14,934,519

Liabilities
Management fee payable	2,127
Other liabilities	134

Total Liabilities	2,261

Net Assets	$14,932,258

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,206,775
Total distributable earnings (loss)	4,725,283

Net assets, August 31, 2021	$14,932,258

Net asset value, offering price and redemption price per share, ($14,932,258 / 200,000 shares of common stock issued and outstanding)	$74.66

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	41

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Interest income	$745
Unaffiliated dividend income (net of $718 foreign withholding tax)	226,149
Income from securities lending, net (including affiliated income of $398)	410
Miscellaneous Income	49

Total income	227,353

Expenses
Management fee	21,824

Total expenses	21,824

Net investment income (loss)	205,529

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(122))	2,121,983
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $62)	1,805,598

Net gain (loss) on investment transactions	3,927,581

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,133,110

See Notes to Financial Statements.

42

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$205,529	$206,373
Net realized gain (loss) on investments	2,121,983	(609,299)
Net change in unrealized appreciation (depreciation) on investments	1,805,598	1,189,934

Net increase (decrease) in net assets resulting from operations	4,133,110	787,008

Dividends and Distributions
Distributions from distributable earnings	(158,974)	(208,630)

Total increase (decrease)	3,974,136	578,378

Net Assets:
Beginning of period	10,958,122	10,379,744

End of period	$14,932,258	$10,958,122

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	43

PGIM QMA Strategic Alpha Large-Cap Core ETF

Financial Highlights

	Year Ended August 31,		October 17, 2018(e) through August 31,
	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$54.79	$51.90	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.03	1.03	0.89
Net realized and unrealized gain (loss) on investments	19.63	2.90	1.67
Total from investment operations	20.66	3.93	2.56
Less Dividends and Distributions:
Dividends from net investment income	(0.79)	(1.04)	(0.66)
Net asset value, end of period	$74.66	$54.79	$51.90
Total Return(b):	38.14%	7.69%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14,932	$10,958	$10,380
Average net assets (000)	$12,838	$10,347	$11,164
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.17%	0.17%	0.17%	(d)
Expenses before waivers and/or expense reimbursement	0.17%	0.17%	0.17%	(d)
Net investment income (loss)	1.60%	1.99%	2.04%	(d)
Portfolio turnover rate(f)(g)	96%	82%	92%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

44

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 99.2%

CORPORATE BOND 0.0%

Diversified Financial Services 0.0%
GAMCO Investors, Inc., Sub. Notes	4.000%	06/15/23	2	$2,000

(cost 0$)

			Shares
COMMON STOCKS 99.2%

Aerospace & Defense 0.1%
PAE, Inc.*			3,324	22,238

Air Freight & Logistics 0.2%
Echo Global Logistics, Inc.*			820	26,962

Airlines 0.2%
Allegiant Travel Co.*			139	26,749

Auto Components 1.5%
Adient PLC*			635	24,981
American Axle & Manufacturing Holdings, Inc.*			2,649	23,497
Dana, Inc.			1,097	25,516
Fox Factory Holding Corp.*			163	25,048
Gentherm, Inc.*			315	27,033
LCI Industries			187	26,490
Modine Manufacturing Co.*			1,554	19,332
Patrick Industries, Inc.			298	24,320
XPEL, Inc.*			304	23,098

				219,315

Automobiles 0.2%
Winnebago Industries, Inc.			365	25,411

Banks 2.3%
Coastal Financial Corp.*			909	26,697
CrossFirst Bankshares, Inc.*			1,894	25,039
Customers Bancorp, Inc.*			699	28,946
Eastern Bankshares, Inc.			1,318	26,070
FB Financial Corp.			690	28,421
Glacier Bancorp, Inc.			502	26,736
Great Western Bancorp, Inc.			836	25,883
Metrocity Bankshares, Inc.			1,304	27,006
Origin Bancorp, Inc.			646	26,583

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	45

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont'd.)
Pacific Premier Bancorp, Inc.	679	$27,133
Southern First Bancshares, Inc.*	528	26,917
Veritex Holdings, Inc.	782	28,097
West BanCorp, Inc.	874	26,736

		350,264

Beverages 0.5%
Coca-Cola Consolidated, Inc.	67	27,213
MGP Ingredients, Inc.	415	27,099
National Beverage Corp.	576	26,813

		81,125

Biotechnology 10.4%
Aduro Biotech, Inc.*^	1,571	0
Akebia Therapeutics, Inc.*	10,195	29,973
Albireo Pharma, Inc.*	919	28,075
Aldeyra Therapeutics, Inc.*	2,927	27,777
Alkermes PLC (Ireland)*	940	29,384
Allakos, Inc.*	336	29,958
Allogene Therapeutics, Inc.*	1,194	28,477
Amicus Therapeutics, Inc.*	2,808	31,983
AquaBounty Technologies, Inc.*	5,528	25,595
Arena Pharmaceuticals, Inc.*	434	22,967
Athenex, Inc.*	6,895	25,167
Avid Bioservices, Inc.*	1,014	24,579
Bioxcel Therapeutics, Inc.*	1,027	30,245
Blueprint Medicines Corp.*	282	26,302
Coherus Biosciences, Inc.*	1,826	29,180
Crinetics Pharmaceuticals, Inc.*	1,479	34,860
Deciphera Pharmaceuticals, Inc.*	887	27,941
Denali Therapeutics, Inc.*	498	26,494
DermTech, Inc.*	804	29,909
Eagle Pharmaceuticals, Inc.*	546	29,140
Flexion Therapeutics, Inc.*	4,338	25,941
Fortress Biotech, Inc.*	8,345	27,455
G1 Therapeutics, Inc.*	1,557	23,542
Halozyme Therapeutics, Inc.*	650	27,294
Harpoon Therapeutics, Inc.*	2,657	25,188
Immunovant, Inc.*	3,737	32,362
Instil Bio, Inc.*	1,604	30,235
Ironwood Pharmaceuticals, Inc. (Class A Stock)(a)*	2,015	26,397

See Notes to Financial Statements.

46

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont'd.)
KalVista Pharmaceuticals, Inc.*	1,268	$25,918
Karuna Therapeutics, Inc.*	242	28,774
Keros Therapeutics, Inc.*	753	25,331
Kiniksa Pharmaceuticals Ltd. (Class A Stock)*	1,914	24,078
Kodiak Sciences, Inc.*	317	29,855
Kronos Bio, Inc.*	1,291	26,995
Krystal Biotech, Inc.*	450	26,073
Magenta Therapeutics, Inc.*	4,139	26,490
Mersana Therapeutics, Inc.*	2,401	33,446
MiMedx Group, Inc.*	2,087	30,804
Molecular Templates, Inc.*	3,727	24,300
Olema Pharmaceuticals, Inc.*	1,087	32,523
Oncocyte Corp.*	5,470	22,427
Organogenesis Holdings, Inc. (Class A Stock)*	1,769	30,179
PMV Pharmaceuticals, Inc.*	833	25,282
PTC Therapeutics, Inc.*	680	29,682
Puma Biotechnology, Inc.*	3,584	27,131
REGENXBIO, Inc.*	783	25,291
Replimune Group, Inc.*	765	24,296
Sangamo Therapeutics, Inc.*	2,735	27,104
Shattuck Labs, Inc.*	1,303	27,532
Stoke Therapeutics, Inc.*	944	24,714
Taysha Gene Therapies, Inc.*	1,456	28,945
Trevena, Inc.*	19,266	25,431
Trillium Therapeutics, Inc. (Canada)*	4,037	69,558
Turning Point Therapeutics, Inc.*	409	31,501
Vericel Corp.*	487	26,381
Xencor, Inc.*	835	28,281

		1,564,742

Building Products 1.2%
Gibraltar Industries, Inc.*	366	27,325
JELD-WEN Holding, Inc.*	977	26,907
Masonite International Corp.*	209	25,013
PGT Innovations, Inc.*	1,169	24,818
Resideo Technologies, Inc.*	849	27,372
Simpson Manufacturing Co., Inc.	256	28,966
UFP Industries, Inc.	337	25,302

		185,703

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	47

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets 2.2%
Artisan Partners Asset Management, Inc. (Class A Stock)	528	$27,435
Blucora, Inc.*	1,562	25,632
Cohen & Steers, Inc.	311	27,278
GAMCO Investors, Inc. (Class A Stock)	960	26,218
Greenhill & Co., Inc.	1,788	26,355
Houlihan Lokey, Inc. (Class A Stock)	314	28,323
Moelis & Co. (Class A Stock)	484	29,984
PJT Partners, Inc. (Class A Stock)	371	29,302
Pzena Investment Management, Inc. (Class A Stock)	2,447	26,697
StoneX Group, Inc.*	408	28,433
Virtus Investment Partners, Inc.	93	29,081
WisdomTree Investments, Inc.	4,062	25,631

		330,369

Chemicals 2.5%
American Vanguard Corp.	1,653	25,340
Avient Corp.	546	28,441
Balchem Corp.	218	30,612
Cabot Corp.	474	25,312
Chase Corp.	247	28,281
Hawkins, Inc.	794	30,077
HB Fuller Co.	395	26,690
Ingevity Corp.*	341	27,413
Innospec, Inc.	285	26,676
Orion Engineered Carbons SA (Luxembourg)*	1,454	25,692
Sensient Technologies Corp.	324	28,139
Stepan Co.	211	24,805
Tredegar Corp.	2,009	26,680
Trinseo SA	484	25,134

		379,292

Commercial Services & Supplies 1.7%
Brink’s Co. (The)	338	26,418
Casella Waste Systems, Inc. (Class A Stock)*	376	27,820
Cimpress PLC (Ireland)*	256	24,315
Harsco Corp.(a)*	1,297	23,657
Healthcare Services Group, Inc.	1,005	26,291
Heritage-Crystal Clean, Inc.*	905	26,734
HNI Corp.	684	25,917
Interface, Inc. (Class A Stock)	1,783	25,639
SP Plus Corp.*	815	26,398
Tetra Tech, Inc.	193	27,761

		260,950

See Notes to Financial Statements.

48

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment 1.5%
CalAmp Corp.*	2,271	$25,753
Calix, Inc.*	569	26,515
Cambium Networks Corp.*	616	23,082
Casa Systems, Inc.*	3,466	24,401
Clearfield, Inc.*	603	27,322
DZS, Inc.*	1,608	22,206
Extreme Networks, Inc.*	2,294	24,844
Harmonic, Inc.*	2,465	22,777
Viavi Solutions, Inc.*	1,603	26,113

		223,013

Construction & Engineering 1.1%
Comfort Systems USA, Inc.	325	24,693
EMCOR Group, Inc.	221	26,852
IES Holdings, Inc.*	478	23,374
MYR Group, Inc.*	273	28,395
NV5 Global, Inc.*	275	29,054
Sterling Construction Co., Inc.*	1,290	29,747

		162,115

Consumer Finance 0.9%
Curo Group Holdings Corp.	1,552	25,406
FirstCash, Inc.	324	27,764
Green Dot Corp. (Class A Stock)*	592	30,926
PROG Holdings, Inc.	603	28,534
Regional Management Corp.	490	29,121

		141,751

Containers & Packaging 0.5%
Greif, Inc. (Class A Stock)	423	26,784
Myers Industries, Inc.	1,162	26,494
O-I Glass, Inc.*	1,705	25,797

		79,075

Distributors 0.2%
Funko, Inc. (Class A Stock)*	1,347	26,859

Diversified Consumer Services 0.2%
Carriage Services, Inc. (Class A Stock)	708	32,731

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	49

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.7%
Cogent Communications Holdings, Inc.	337	$24,460
IDT Corp. (Class B Stock)*	517	22,479
Iridium Communications, Inc.*	630	28,041
Ooma, Inc.*	1,458	27,702

		102,682

Electric Utilities 0.2%
Via Renewables, Inc. (Class A Stock)(a)	2,567	28,750

Electrical Equipment 0.9%
Allied Motion Technologies, Inc.	795	27,475
Atkore, Inc.*	312	28,944
EnerSys	273	23,093
GrafTech International Ltd.	2,266	25,085
Vicor Corp.*	222	27,388

		131,985

Electronic Equipment, Instruments & Components 2.7%
Advanced Energy Industries, Inc.	255	22,996
Arlo Technologies, Inc.*	4,233	26,245
Badger Meter, Inc.	257	27,522
CTS Corp.	749	26,275
Fabrinet (Thailand)*	292	30,082
Identiv, Inc.*	1,601	28,434
II-VI, Inc.*	391	24,625
Insight Enterprises, Inc.*	260	26,751
Itron, Inc.*	269	22,599
Napco Security Technologies, Inc.*	742	29,034
Novanta, Inc.*	196	30,031
OSI Systems, Inc.*	272	26,912
Plexus Corp.*	287	26,355
Rogers Corp.*	134	28,463
Vishay Intertechnology, Inc.	1,186	26,056

		402,380

Energy Equipment & Services 0.2%
ChampionX Corp.*	1,102	25,710

Entertainment 0.3%
Liberty Media Corp.-Liberty Braves,
(Class A Stock)*	1,000	26,000
(Class C Stock)*	999	25,824

		51,824

See Notes to Financial Statements.

50

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) 2.9%
Alexander’s, Inc.	92	$24,500
CatchMark Timber Trust, Inc. (Class A Stock)	2,354	27,165
Clipper Realty, Inc.	3,237	27,320
EastGroup Properties, Inc.	150	27,039
Gladstone Commercial Corp.	1,251	28,310
Indus Realty Trust, Inc.	401	28,114
Monmouth Real Estate Investment Corp.	1,462	27,749
National Storage Affiliates Trust	480	27,480
NexPoint Residential Trust, Inc.	441	28,572
Outfront Media, Inc.*	1,129	27,954
PS Business Parks, Inc.	160	25,157
Ryman Hospitality Properties, Inc.*	346	28,742
Saul Centers, Inc.	576	26,542
Tanger Factory Outlet Centers, Inc.	1,543	25,799
UMH Properties, Inc.	1,130	26,781
Universal Health Realty Income Trust	439	26,002

		433,226

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	976	29,651
Performance Food Group Co.*	615	30,885
PriceSmart, Inc.	304	25,721
Sprouts Farmers Market, Inc.*	1,072	26,693
United Natural Foods, Inc.*	791	29,109

		142,059

Food Products 1.2%
Calavo Growers, Inc.	466	21,865
J&J Snack Foods Corp.	164	26,857
John B. Sanfilippo & Son, Inc.(a)	282	23,967
Lancaster Colony Corp.	144	25,523
Limoneira Co.	1,515	24,922
Sanderson Farms, Inc.	143	28,099
Simply Good Foods Co. (The)*	710	25,290

		176,523

Health Care Equipment & Supplies 6.3%
Accuray, Inc.*	6,770	27,554
Apyx Medical Corp.*	2,892	34,154
Atrion Corp.	40	27,762
Bioventus, Inc. (Class A Stock)*	1,721	24,972

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	51

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont'd.)
Cardiovascular Systems, Inc.*	672	$24,051
ClearPoint Neuro, Inc.*	1,295	24,437
CONMED Corp.	204	26,793
CryoLife, Inc.*	971	25,479
Cutera, Inc.*	489	24,323
CytoSorbents Corp.*	3,609	34,538
Glaukos Corp.*	530	31,604
Haemonetics Corp.*	434	27,233
Heska Corp.*	103	27,326
Inogen, Inc.*	336	19,888
Intersect ENT, Inc.*	1,092	29,713
iRadimed Corp.*	771	26,029
Lantheus Holdings, Inc.*	984	25,948
LeMaitre Vascular, Inc.	468	26,498
LivaNova PLC (United Kingdom)*	320	26,461
Meridian Bioscience, Inc.*	1,220	24,693
Merit Medical Systems, Inc.*	422	30,287
Misonix, Inc.*	1,000	25,400
Neogen Corp.*	605	26,487
Nevro Corp.*	174	21,228
NuVasive, Inc.*	435	27,031
Ortho Clinical Diagnostics Holdings PLC*	1,211	24,753
Pulmonx Corp.*	668	26,847
SeaSpine Holdings Corp.*	1,663	27,905
SI-BONE, Inc.*	1,016	24,801
Silk Road Medical, Inc.*	488	28,929
STAAR Surgical Co.*	220	33,983
Stereotaxis, Inc.*	2,914	20,573
Surmodics, Inc.*	453	27,212
Tactile Systems Technology, Inc.*	588	26,154
Varex Imaging Corp.*	970	28,295

		939,341

Health Care Providers & Services 4.5%
Addus HomeCare Corp.*	277	24,908
Agiliti, Inc.*	1,371	29,243
AMN Healthcare Services, Inc.*	254	28,834
Apria, Inc.*	916	32,674
Aveanna Healthcare Holdings, Inc.*	2,646	24,978
Castle Biosciences, Inc.*	372	28,544
CorVel Corp.*	170	28,018
Cross Country Healthcare, Inc.*	1,571	34,169

See Notes to Financial Statements.

52

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services (cont'd.)
Ensign Group, Inc. (The)	323	$26,379
Fulgent Genetics, Inc.*	261	23,814
Hanger, Inc.*	1,108	26,459
InfuSystem Holdings, Inc.*	1,202	17,128
Innovage Holding Corp.*	1,577	23,702
Joint Corp. (The)*	305	31,162
LHC Group, Inc.*	117	21,851
MEDNAX, Inc.*	867	27,839
ModivCare, Inc.*	149	29,392
National Research Corp.	534	28,836
Patterson Cos., Inc.	859	26,320
PetIQ, Inc. (Class A Stock)*	742	19,255
RadNet, Inc.*	688	21,610
Select Medical Holdings Corp.	724	25,029
Sharps Compliance Corp.*	2,534	22,781
Surgery Partners, Inc.*	464	22,829
Tenet Healthcare Corp.*	363	27,352
Tivity Health, Inc.*	1,013	23,552

		676,658

Health Care Technology 1.1%
Evolent Health, Inc. (Class A Stock)*	1,135	27,876
Inspire Medical Systems, Inc.*	140	31,298
OptimizeRx Corp.*	470	31,105
Phreesia, Inc.*	387	27,690
Schrodinger, Inc.*	395	23,577
Tabula Rasa HealthCare, Inc.*	622	19,475

		161,021

Hotels, Restaurants & Leisure 2.2%
Accel Entertainment, Inc. (Class A Stock)*	2,343	26,991
BJ’s Restaurants, Inc.*	676	28,906
Century Casinos, Inc.*	2,358	31,527
Chuy’s Holdings, Inc.*	822	26,518
Cracker Barrel Old Country Store, Inc.	196	28,142
Jack in the Box, Inc.	250	26,490
Monarch Casino & Resort, Inc.*	410	25,982
Nathan’s Famous, Inc.	410	27,072
Papa John’s International, Inc.	227	28,949
RCI Hospitality Holdings, Inc.	415	26,813
Texas Roadhouse, Inc. (Class A Stock)	294	27,930
Wingstop, Inc.	152	26,133

		331,453

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	53

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 2.0%
Cavco Industries, Inc.*	121	$30,915
Century Communities, Inc.	366	25,657
GoPro, Inc. (Class A Stock)*	2,602	25,942
KB Home	601	25,861
LGI Homes, Inc.*	160	25,653
MDC Holdings, Inc.	489	25,550
Meritage Homes Corp.*	236	26,323
Skyline Champion Corp.*	459	28,788
Sonos, Inc.*	783	31,109
Taylor Morrison Home Corp. (Class A Stock)*	958	26,910
TRI Pointe Homes, Inc.*	1,067	25,363

		298,071

Household Products 0.5%
Central Garden & Pet Co.*	534	24,591
Central Garden & Pet Co. (Class A Stock)*	593	24,710
Energizer Holdings, Inc.	616	24,233

		73,534

Independent Power & Renewable Electricity Producers 0.4%
Clearway Energy, Inc.,
(Class A Stock)	984	29,264
(Class C Stock)	918	28,816

		58,080

Insurance 0.3%
eHealth, Inc.*	523	20,214
RLI Corp.	249	27,198

		47,412

Interactive Media & Services 0.7%
Cars.com, Inc.*	2,158	27,450
EverQuote, Inc. (Class A Stock)*	1,042	20,517
QuinStreet, Inc.*	1,482	26,542
Yelp, Inc. (Class A Stock)*	718	27,650

		102,159

Internet & Direct Marketing Retail 1.1%
1-800-Flowers.com, Inc. (Class A Stock)*	838	26,615
Duluth Holdings, Inc. (Class B Stock)*	1,661	25,845
Groupon, Inc. (Class A Stock)*	713	17,661

See Notes to Financial Statements.

54

Description	Shares	Value
COMMON STOCKS (Continued)

Internet & Direct Marketing Retail (cont'd.)
Overstock.com, Inc.*	381	$27,489
PetMed Express, Inc.(a)	847	23,326
Quotient Technology, Inc.*	2,437	17,693
Shutterstock, Inc.	274	31,581

		170,210

IT Services 2.4%
Brightcove, Inc.*	2,256	25,628
Cantaloupe, Inc.*	2,617	26,798
Cass Information Systems, Inc.	629	28,356
CSG Systems International, Inc.	568	27,383
EVERTEC, Inc. (Puerto Rico)	616	28,490
ExlService Holdings, Inc.*	223	27,460
Hackett Group, Inc. (The)	1,532	30,027
IBEX Holdings Ltd.*	1,294	23,266
International Money Express, Inc.*	1,721	31,391
MAXIMUS, Inc.	275	23,950
Perficient, Inc.*	268	31,951
TTEC Holdings, Inc.	246	25,943
Verra Mobility Corp. (Class A Stock)*	1,721	26,693

		357,336

Leisure Products 1.4%
Acushnet Holdings Corp.	490	24,480
Clarus Corp.	873	23,650
Johnson Outdoors, Inc. (Class A Stock)	223	25,598
Malibu Boats, Inc. (Class A Stock)*	313	22,411
Marine Products Corp.	1,603	22,730
MasterCraft Boat Holdings, Inc.*	904	22,546
Nautilus, Inc.(a)*	1,817	20,714
Smith & Wesson Brands, Inc.	1,038	25,047
Sturm Ruger & Co., Inc.	341	26,663

		213,839

Life Sciences Tools & Services 0.5%
Harvard Bioscience, Inc.*	3,160	26,101
Medpace Holdings, Inc.*	142	25,894
Quanterix Corp.*	483	24,657

		76,652

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	55

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery 5.1%
Alamo Group, Inc.	174	$26,972
Albany International Corp. (Class A Stock)	306	23,969
CIRCOR International, Inc.*	848	30,316
Commercial Vehicle Group, Inc.*	3,004	31,572
Douglas Dynamics, Inc.	681	27,063
Energy Recovery, Inc.*	1,280	26,150
Enerpac Tool Group Corp. (Class A Stock)	999	25,135
ESCO Technologies, Inc.	281	25,324
Federal Signal Corp.	726	29,497
Franklin Electric Co., Inc.	338	28,723
Gorman-Rupp Co. (The)	786	27,565
Helios Technologies, Inc.	325	26,527
Hillenbrand, Inc.	585	27,156
John Bean Technologies Corp.	190	27,719
Kadant, Inc.	145	30,322
Lindsay Corp.	162	26,690
Luxfer Holdings PLC (United Kingdom)	1,276	27,243
Meritor, Inc.*	1,092	25,902
Mueller Industries, Inc.	610	27,212
Mueller Water Products, Inc. (Class A Stock)	1,906	31,678
Omega Flex, Inc.	167	25,384
Rexnord Corp.	459	27,889
Shyft Group, Inc. (The)	690	30,367
SPX Corp.*	401	25,054
SPX FLOW, Inc.	316	25,447
Tennant Co.	352	26,041
Terex Corp.	517	26,393
Watts Water Technologies, Inc. (Class A Stock)	169	28,995

		768,305

Media 0.9%
AMC Networks, Inc. (Class A Stock)(a)*	546	25,952
iHeartMedia, Inc. (Class A Stock)*	1,026	25,527
Loral Space & Communications, Inc.	728	30,583
Thryv Holdings, Inc.*	826	25,598
WideOpenWest, Inc.*	1,138	24,148

		131,808

Metals & Mining 1.3%
Coeur Mining, Inc.*	3,560	25,098
Compass Minerals International, Inc.	382	25,567
Hecla Mining Co.	3,958	24,342

See Notes to Financial Statements.

56

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining (cont'd.)
Kaiser Aluminum Corp.	214	$27,020
Ryerson Holding Corp.	1,664	38,521
Schnitzer Steel Industries, Inc. (Class A Stock)	503	23,797
Warrior Met Coal, Inc.	1,349	30,204

		194,549

Mortgage Real Estate Investment Trusts (REITs) 0.2%
PennyMac Mortgage Investment Trust	1,326	25,738

Multiline Retail 0.2%
Franchise Group, Inc.	774	26,881

Oil, Gas & Consumable Fuels 1.5%
Antero Resources Corp.*	1,945	26,685
Arch Resources, Inc.*	395	29,897
Centennial Resource Development, Inc. (Class A Stock)*	5,251	26,780
Dorian LPG Ltd.	2,162	28,582
Extraction Oil & Gas, Inc.(a)*	592	26,954
Falcon Minerals Corp.	5,481	24,336
Magnolia Oil & Gas Corp. (Class A Stock)	1,859	29,149
Matador Resources Co.	883	25,386

		217,769

Personal Products 0.8%
BellRing Brands, Inc. (Class A Stock)*	811	27,388
Inter Parfums, Inc.	336	24,373
Medifast, Inc.	92	20,967
Nu Skin Enterprises, Inc. (Class A Stock)	483	24,449
USANA Health Sciences, Inc.*	259	25,131

		122,308

Pharmaceuticals 2.4%
Aerie Pharmaceuticals, Inc.*	1,718	25,615
Amneal Pharmaceuticals, Inc.*	5,293	29,853
Amphastar Pharmaceuticals, Inc.*	1,219	23,966
Antares Pharma, Inc.*	5,982	23,569
BioDelivery Sciences International, Inc.*	6,718	25,931
Collegium Pharmaceutical, Inc.*	1,142	23,445
Corcept Therapeutics, Inc.*	1,156	24,600
Durect Corp.*	19,409	26,979
Innoviva, Inc.*	1,725	26,323

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	57

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals (cont'd.)
Intra-Cellular Therapies, Inc.*	758	$25,166
Phathom Pharmaceuticals, Inc.*	736	26,194
Phibro Animal Health Corp. (Class A Stock)	1,048	25,456
SIGA Technologies, Inc.*	3,733	24,376
Tarsus Pharmaceuticals, Inc.*	1,113	29,495

		360,968

Professional Services 2.1%
ASGN, Inc.*	268	30,067
CRA International, Inc.	344	31,989
Exponent, Inc.	250	29,225
Forrester Research, Inc.*	582	27,674
Franklin Covey Co.*	694	30,168
Heidrick & Struggles International, Inc.	628	27,142
Huron Consulting Group, Inc.*	554	27,351
Insperity, Inc.	279	30,785
KBR, Inc.	674	26,246
Kforce, Inc.	415	24,244
TriNet Group, Inc.*	303	27,900

		312,791

Real Estate Management & Development 0.7%
Cushman & Wakefield PLC*	1,545	28,026
Forestar Group, Inc.*	1,275	26,507
Marcus & Millichap, Inc.*	707	27,729
Newmark Group, Inc. (Class A Stock)	2,077	28,289

		110,551

Road & Rail 0.5%
Saia, Inc.*	112	26,895
Universal Logistics Holdings, Inc.	1,121	24,516
Werner Enterprises, Inc.(a)	582	27,447

		78,858

Semiconductors & Semiconductor Equipment 3.5%
Alpha & Omega Semiconductor Ltd.*	1,007	29,253
Amkor Technology, Inc.	1,009	27,717
Axcelis Technologies, Inc.*	649	32,262
CMC Materials, Inc.	180	23,872
Cohu, Inc.*	738	26,332
Diodes, Inc.*	335	32,438

See Notes to Financial Statements.

58

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont'd.)
FormFactor, Inc.*	692	$26,905
Ichor Holdings Ltd.*	551	24,415
Kulicke & Soffa Industries, Inc. (Singapore)	487	34,182
Lattice Semiconductor Corp.*	451	28,016
MACOM Technology Solutions Holdings, Inc.*	430	26,105
MaxLinear, Inc. (Class A Stock)*	533	27,839
NVE Corp.	362	25,416
Onto Innovation, Inc.*	383	28,392
Power Integrations, Inc.	270	29,333
Semtech Corp.*	388	27,129
SMART Global Holdings, Inc.*	495	23,988
Synaptics, Inc.*	176	33,401
Ultra Clean Holdings, Inc.*	517	23,906

		530,901

Software 7.7%
A10 Networks, Inc.*	2,014	27,974
ACI Worldwide, Inc.*	782	25,204
Agilysys, Inc.*	470	26,710
Alarm.com Holdings, Inc.*	295	24,877
Altair Engineering, Inc. (Class A Stock)*	408	30,188
American Software, Inc. (Class A Stock)	1,271	32,245
Appfolio, Inc. (Class A Stock)*	189	22,321
Avaya Holdings Corp.*	1,092	22,026
Benefitfocus, Inc.*	1,851	22,342
Blackbaud, Inc.*	390	27,179
Bottomline Technologies DE, Inc.*	651	27,518
Cerence, Inc.*	246	26,676
ChannelAdvisor Corp.*	1,187	30,411
CommVault Systems, Inc.*	342	27,692
Cornerstone OnDemand, Inc.*	537	30,770
Digital Turbine, Inc.*	414	24,198
Domo, Inc. (Class B Stock)*	293	26,224
eGain Corp.*	2,286	26,929
Envestnet, Inc.*	361	28,833
Intelligent Systems Corp.*	793	30,602
InterDigital, Inc.(a)	386	27,834
J2 Global, Inc.*	202	27,815
Mimecast Ltd.*	452	31,554
Mitek Systems, Inc.*	1,204	26,934
Model N, Inc.*	829	28,111
Momentive Global, Inc.*	1,254	24,591

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	59

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont'd.)
OneSpan, Inc.*	1,037	$19,983
Progress Software Corp.	599	27,889
PROS Holdings, Inc.*	621	26,852
Q2 Holdings, Inc.*	267	23,520
QAD, Inc. (Class A Stock)	301	26,190
Qualys, Inc.*	252	29,580
Rimini Street, Inc.*	3,050	29,128
Sapiens International Corp. NV (Israel)	1,044	29,796
SPS Commerce, Inc.*	236	31,985
Upland Software, Inc.*	748	29,157
Varonis Systems, Inc. (Class B Stock)*	444	30,640
Vonage Holdings Corp.*	1,806	25,465
Workiva, Inc. (Class A Stock)*	204	28,615
Yext, Inc.*	2,053	27,757
Zix Corp.*	3,550	27,477
Zuora, Inc. (Class A Stock)*	1,638	27,813

		1,149,605

Specialty Retail 4.9%
Abercrombie & Fitch Co. (Class A Stock)*	680	24,317
American Eagle Outfitters, Inc.	762	23,256
America’s Car-Mart, Inc.*	179	23,150
Asbury Automotive Group, Inc.*	130	24,211
Bed Bath & Beyond, Inc.(a)*	920	25,337
Boot Barn Holdings, Inc.*	304	27,141
Buckle, Inc. (The)	608	23,548
Caleres, Inc.	1,040	25,574
Camping World Holdings, Inc. (Class A Stock)	654	26,121
Children’s Place, Inc. (The)*	300	26,052
Citi Trends, Inc.*	328	28,254
Designer Brands, Inc. (Class A Stock)*	1,777	25,767
Guess?, Inc.	1,170	28,302
Haverty Furniture Cos., Inc.	715	25,476
Hibbett, Inc.	293	28,037
JOANN, Inc.	1,634	22,402
Kirkland’s, Inc.*	1,343	25,678
MarineMax, Inc.*	489	23,775
Monro, Inc.(a)	395	22,479
Murphy USA, Inc.	174	27,019
National Vision Holdings, Inc.*	484	29,030
OneWater Marine, Inc. (Class A Stock)	621	25,144
Rent-A-Center, Inc.	485	30,594

See Notes to Financial Statements.

60

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont'd.)
Sally Beauty Holdings, Inc.*	1,369	$25,450
Shoe Carnival, Inc.	776	29,705
Signet Jewelers Ltd.	399	31,601
Urban Outfitters, Inc.*	703	23,213
Winmark Corp.	130	27,252

		727,885

Technology Hardware, Storage & Peripherals 0.7%
3D Systems Corp.*	985	29,983
Corsair Gaming, Inc.(a)*	965	27,937
Diebold Nixdorf, Inc.*	2,258	24,567
Turtle Beach Corp.*	882	25,058

		107,545

Textiles, Apparel & Luxury Goods 0.9%
Crocs, Inc.*	191	27,278
Kontoor Brands, Inc.	456	24,606
Oxford Industries, Inc.	303	27,361
Steven Madden Ltd.	604	24,444
Wolverine World Wide, Inc.	743	26,644

		130,333

Thrifts & Mortgage Finance 1.2%
Axos Financial, Inc.*	549	26,616
Bridgewater Bancshares, Inc.*	1,624	26,552
Columbia Financial, Inc.*	1,455	26,234
Kearny Financial Corp.	2,125	26,966
Meta Financial Group, Inc.	534	26,268
NMI Holdings, Inc. (Class A Stock)*	1,137	25,662
Walker & Dunlop, Inc.	245	27,207

		185,505

Tobacco 0.4%
Turning Point Brands, Inc.	504	25,079
Vector Group Ltd.	1,919	28,823

		53,902

Trading Companies & Distributors 2.2%
Applied Industrial Technologies, Inc.	281	24,956
Beacon Roofing Supply, Inc.*	483	24,865
BlueLinx Holdings, Inc.*	594	34,191

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	61

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont'd.)
Boise Cascade Co.	504	$29,156
Global Industrial Co.	678	26,096
H&E Equipment Services, Inc.	759	25,844
Herc Holdings, Inc.*	211	27,736
Karat Packaging, Inc.*	1,106	25,958
Lawson Products, Inc.*	492	25,953
McGrath RentCorp	328	22,888
Transcat, Inc.*	419	28,391
WESCO International, Inc.*	243	28,436

		324,470

Transportation Infrastructure 0.2%
Macquarie Infrastructure Corp.	664	26,460

Water Utilities 0.8%
American States Water Co.	318	29,323
Global Water Resources, Inc.	1,487	29,740
Pure Cycle Corp.*	1,670	24,966
York Water Co. (The)	560	28,879

		112,908

Wireless Telecommunication Services 0.2%
Shenandoah Telecommunications Co.	885	26,400

TOTAL COMMON STOCKS (cost $12,485,671)		14,866,009

TOTAL LONG-TERM INVESTMENTS (cost $12,485,671)		14,868,009

SHORT-TERM INVESTMENTS 2.3%

AFFILIATED MUTUAL FUND 1.6%
PGIM Institutional Money Market Fund (cost $239,296; includes $239,284 of cash collateral for securities on loan)(b)(wa)	239,526	239,382

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SHORT-TERM INVESTMENTS (Continued)

TIME DEPOSIT 0.7%
Skandinaviska Enskilda Banken AB (Sweden) (cost $102,166)	0.005%	09/01/21	102	$102,166

TOTAL SHORT-TERM INVESTMENTS (cost $341,462)				341,548

TOTAL INVESTMENTS 101.5% (cost $12,827,133)				15,209,557
Liabilities in excess of other assets (1.5)%				(231,992)

NET ASSETS 100.0%				$14,977,565

The following abbreviations are used in the annual report:

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $231,872; cash collateral of $239,284 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	63

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bond	$—	$2,000	$—
Common Stocks
Aerospace & Defense	22,238	—	—
Air Freight & Logistics	26,962	—	—
Airlines	26,749	—	—
Auto Components	219,315	—	—
Automobiles	25,411	—	—
Banks	350,264	—	—
Beverages	81,125	—	—
Biotechnology	1,564,742	—	—
Building Products	185,703	—	—
Capital Markets	330,369	—	—
Chemicals	379,292	—	—
Commercial Services & Supplies	260,950	—	—
Communications Equipment	223,013	—	—
Construction & Engineering	162,115	—	—
Consumer Finance	141,751	—	—
Containers & Packaging	79,075	—	—
Distributors	26,859	—	—
Diversified Consumer Services	32,731	—	—
Diversified Telecommunication Services	102,682	—	—
Electric Utilities	28,750	—	—
Electrical Equipment	131,985	—	—
Electronic Equipment, Instruments & Components	402,380	—	—
Energy Equipment & Services	25,710	—	—
Entertainment	51,824	—	—
Equity Real Estate Investment Trusts (REITs)	433,226	—	—
Food & Staples Retailing	142,059	—	—
Food Products	176,523	—	—
Health Care Equipment & Supplies	939,341	—	—
Health Care Providers & Services	676,658	—	—
Health Care Technology	161,021	—	—
Hotels, Restaurants & Leisure	331,453	—	—
Household Durables	298,071	—	—
Household Products	73,534	—	—
Independent Power & Renewable Electricity Producers	58,080	—	—
Insurance	47,412	—	—
Interactive Media & Services	102,159	—	—

See Notes to Financial Statements.

64

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common stocks (continued)
Internet & Direct Marketing Retail	$170,210	$—	$—
IT Services	357,336	—	—
Leisure Products	213,839	—	—
Life Sciences Tools & Services	76,652	—	—
Machinery	768,305	—	—
Media	131,808	—	—
Metals & Mining	194,549	—	—
Mortgage Real Estate Investment Trusts (REITs)	25,738	—	—
Multiline Retail	26,881	—	—
Oil, Gas & Consumable Fuels	217,769	—	—
Personal Products	122,308	—	—
Pharmaceuticals	360,968	—	—
Professional Services	312,791	—	—
Real Estate Management & Development	110,551	—	—
Road & Rail	78,858	—	—
Semiconductors & Semiconductor Equipment	530,901	—	—
Software	1,149,605	—	—
Specialty Retail	727,885	—	—
Technology Hardware, Storage & Peripherals	107,545	—	—
Textiles, Apparel & Luxury Goods	130,333	—	—
Thrifts & Mortgage Finance	185,505	—	—
Tobacco	53,902	—	—
Trading Companies & Distributors	324,470	—	—
Transportation Infrastructure	26,460	—	—
Water Utilities	112,908	—	—
Wireless Telecommunication Services	26,400	—	—
Short-Term Investments
Affiliated Mutual Fund	239,382	—	—
Time Deposit	—	102,166	—

Total	$15,105,391	$104,166	$—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	65

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Biotechnology	10.4%
Software	7.7
Health Care Equipment & Supplies	6.3
Machinery	5.1
Specialty Retail	4.9
Health Care Providers & Services	4.5
Semiconductors & Semiconductor Equipment	3.5
Equity Real Estate Investment Trusts (REITs)	2.9
Electronic Equipment, Instruments & Components	2.7
Chemicals	2.5
Pharmaceuticals	2.4
IT Services	2.4
Banks	2.3
Hotels, Restaurants & Leisure	2.2
Capital Markets	2.2
Trading Companies & Distributors	2.2
Professional Services	2.1
Household Durables	2.0
Commercial Services & Supplies	1.7
Affiliated Mutual Fund (1.6% represents investments purchased with collateral from securities on loan)	1.6
Communications Equipment	1.5
Auto Components	1.5
Oil, Gas & Consumable Fuels	1.5
Leisure Products	1.4
Metals & Mining	1.3
Building Products	1.2
Thrifts & Mortgage Finance	1.2
Food Products	1.2
Internet & Direct Marketing Retail	1.1
Construction & Engineering	1.1
Health Care Technology	1.1
Food & Staples Retailing	0.9
Consumer Finance	0.9
Electrical Equipment	0.9
Media	0.9
Textiles, Apparel & Luxury Goods	0.9
Personal Products	0.8
Water Utilities	0.8
Real Estate Management & Development	0.7
Technology Hardware, Storage & Peripherals	0.7
Diversified Telecommunication Services	0.7
Time Deposit	0.7
Interactive Media & Services	0.7
Beverages	0.5
Containers & Packaging	0.5
Road & Rail	0.5
Life Sciences Tools & Services	0.5
Household Products	0.5
Independent Power & Renewable Electricity Producers	0.4
Tobacco	0.4
Entertainment	0.3
Insurance	0.3
Diversified Consumer Services	0.2
Electric Utilities	0.2
Air Freight & Logistics	0.2
Multiline Retail	0.2
Distributors	0.2
Airlines	0.2
Transportation Infrastructure	0.2
Wireless Telecommunication Services	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Energy Equipment & Services	0.2
Automobiles	0.2
Aerospace & Defense	0.1
Diversified Financial Services	0.0 *

101.5
Liabilities in excess of other assets	(1.5)

100.0%

*	Less than +/- 0.05%.

See Notes to Financial Statements.

66

Financial Instruments/Transactions—Summary of Offsetting and Netting Agreements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$231,872	$(231,872)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	67

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statement of Assets & Liabilities

as of August 31, 2021

Assets
Investments at value, including securities on loan of $231,872:
Unaffiliated investments (cost $12,587,837)	$14,970,175
Affiliated investments (cost $239,296)	239,382
Interest and dividends receivable	11,293

Total Assets	15,220,850

Liabilities
Payable to broker for collateral for securities on loan	239,284
Management fee payable	3,589
Other liabilities	412

Total Liabilities	243,285

Net Assets	$14,977,565

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,026,684
Total distributable earnings (loss)	4,950,681

Net assets, August 31, 2021	$14,977,565

Net asset value, offering price and redemption price per share, ($14,977,565 / 200,000 shares of common stock issued and outstanding)	$74.89

See Notes to Financial Statements.

68

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Interest income	$33
Unaffiliated dividend income (net of $193 foreign withholding tax)	113,196
Income from securities lending, net (including affiliated income of $628)	2,417
Miscellaneous Income	47

Total income	115,693

Expenses
Management fee	37,919

Total expenses	37,919

Net investment income (loss)	77,774

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(146))	3,312,267
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3))	1,450,000

Net gain (loss) on investment transactions	4,762,267

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,840,041

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	69

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,774	$72,636
Net realized gain (loss) on investments	3,312,267	(637,993)
Net change in unrealized appreciation (depreciation) on investments	1,450,000	1,292,987

Net increase (decrease) in net assets resulting from operations	4,840,041	727,630

Dividends and Distributions
Distributions from distributable earnings	(98,108)	(85,196)

Total increase (decrease)	4,741,933	642,434

Net Assets:
Beginning of period	10,235,632	9,593,198

End of period	$14,977,565	$10,235,632

See Notes to Financial Statements.

70

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Financial Highlights

	Year Ended August 31,		November 13, 2018(e) through August 31,
	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$51.18	$47.97	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.36	0.39
Net realized and unrealized gain (loss) on investments	23.81	3.28	(2.13)
Total from investment operations	24.20	3.64	(1.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.43)	(0.29)
Net asset value, end of period	$74.89	$51.18	$47.97
Total Return(b):	47.52%	7.64%	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14,978	$10,236	$9,593
Average net assets (000)	$13,076	$9,621	$10,819
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.29%	(d)
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	0.29%	(d)
Net investment income (loss)	0.59%	0.76%	0.98%	(d)
Portfolio turnover rate(f)(g)	126%	123%	78%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	71

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments

as of August 31, 2021

Description	Shares	Value
LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS 99.0%

Aerospace & Defense 1.1%
AAR Corp.*	521	$17,636
Ducommun, Inc.*	338	17,813
Kaman Corp.	416	16,257
Moog, Inc. (Class A Stock)	237	18,827
National Presto Industries, Inc.	195	16,291
Park Aerospace Corp.	1,185	17,277
Parsons Corp.*	486	17,219
Vectrus, Inc.*	407	20,476

		141,796

Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.*	270	19,756
Echo Global Logistics, Inc.*	571	18,774
Hub Group, Inc. (Class A Stock)*	246	17,269
Radiant Logistics, Inc.*	2,914	19,961

		75,760

Airlines 0.4%
Mesa Air Group, Inc.*	2,106	16,806
SkyWest, Inc.*	458	21,365
Spirit Airlines, Inc.*	681	16,705

		54,876

Auto Components 0.5%
Dana, Inc.	764	17,770
Goodyear Tire & Rubber Co. (The)*	1,161	18,390
Modine Manufacturing Co.*	1,079	13,423
Standard Motor Products, Inc.	429	18,400

		67,983

Banks 14.4%
1st Source Corp.	403	18,941
Allegiance Bancshares, Inc.	497	18,473
Amalgamated Financial Corp.	1,180	18,349
Amerant Bancorp, Inc. (Class A Stock)*	818	21,734
American National Bankshares, Inc.	567	19,380
Ameris Bancorp	335	16,495
Arrow Financial Corp.	470	17,319
Atlantic Capital Bancshares, Inc.*	747	18,100
Atlantic Union Bankshares Corp.	511	18,907

See Notes to Financial Statements.

72

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont'd.)
Banner Corp.	345	$19,734
Bar Harbor Bankshares	645	17,673
Berkshire Hills Bancorp, Inc.	654	16,762
Brookline Bancorp, Inc.	1,244	18,623
Bryn Mawr Bank Corp.	467	19,054
Business First Bancshares, Inc.	696	16,648
Byline Bancorp, Inc.	755	18,573
Cambridge Bancorp	206	17,662
Camden National Corp.	406	18,948
Capital Bancorp, Inc.	769	18,241
Capstar Financial Holdings, Inc.	924	19,441
Carter Bankshares, Inc.*	1,601	19,516
Cathay General Bancorp	478	19,015
Central Pacific Financial Corp.	711	17,995
Civista Bancshares, Inc.	717	16,864
CNB Financial Corp.	781	19,197
Community Trust Bancorp, Inc.	460	19,164
ConnectOne Bancorp, Inc.	634	18,139
CrossFirst Bankshares, Inc.*	1,195	15,798
Customers Bancorp, Inc.*	486	20,125
Eastern Bankshares, Inc.	998	19,740
Enterprise Bancorp, Inc.	498	16,808
Equity Bancshares, Inc. (Class A Stock)*	571	18,318
Farmers National Banc Corp.	1,063	16,583
FB Financial Corp.	480	19,771
Financial Institutions, Inc.	599	19,024
First BanCorp (Puerto Rico)	1,492	18,993
First Bancorp, Inc. (The)	567	16,834
First Bancshares, Inc. (The)	446	18,072
First Bank	1,356	18,062
First Busey Corp.	785	18,605
First Commonwealth Financial Corp.	1,249	16,886
First Community Bankshares, Inc.	564	17,619
First Financial Bancorp	806	18,949
First Financial Corp.	454	18,355
First Internet Bancorp	600	17,832
First Merchants Corp.	450	18,518
First Mid Bancshares, Inc.	439	17,955
First Midwest Bancorp, Inc.	1,006	18,842
First of Long Island Corp. (The)	820	17,384
Flushing Financial Corp.	763	17,496
Fulton Financial Corp.	1,181	18,719

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	73

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont'd.)
Great Southern Bancorp, Inc.	348	$18,956
Great Western Bancorp, Inc.	582	18,019
Guaranty Bancshares, Inc.	544	18,670
Hancock Whitney Corp.	392	18,016
Hanmi Financial Corp.	985	18,991
HarborOne Bancorp, Inc.	1,330	18,793
HBT Financial, Inc.	1,122	18,345
Heartland Financial USA, Inc.	400	18,812
Heritage Financial Corp.	751	19,113
HomeTrust Bancshares, Inc.	631	17,554
Hope Bancorp, Inc.	1,354	18,672
Horizon Bancorp, Inc.	1,077	19,224
Independent Bank Corp.	854	17,883
International Bancshares Corp.	465	19,474
Lakeland Bancorp, Inc.	1,009	17,032
Macatawa Bank Corp.	2,208	18,128
Mercantile Bank Corp.	572	17,846
Metrocity Bankshares, Inc.	908	18,805
Mid Penn Bancorp, Inc.	652	17,337
Midland States Bancorp, Inc.	722	18,267
MidWestOne Financial Group, Inc.	570	16,735
NBT Bancorp, Inc.	509	18,253
Northrim BanCorp, Inc.	455	19,096
OceanFirst Financial Corp.	932	19,814
OFG Bancorp (Puerto Rico)	711	16,929
Origin Bancorp, Inc.	450	18,518
Orrstown Financial Services, Inc.	797	19,016
Pacific Premier Bancorp, Inc.	473	18,901
Peapack Gladstone Financial Corp.	522	17,388
Peoples Bancorp, Inc.	618	19,306
Peoples Financial Services Corp.	418	19,266
Premier Financial Bancorp, Inc.	1,068	19,235
Primis Financial Corp.	1,192	17,868
QCR Holdings, Inc.	363	18,858
RBB Bancorp	753	19,382
Red River Bancshares, Inc.	355	17,807
Reliant Bancorp, Inc.	592	17,168
Republic Bancorp, Inc. (Class A Stock)	362	18,147
S&T Bancorp, Inc.	612	18,238
Sandy Spring Bancorp, Inc.	434	18,909
Sierra Bancorp	754	19,167
SmartFinancial, Inc.	754	18,835

See Notes to Financial Statements.

74

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont'd.)
South Plains Financial, Inc.	740	$17,168
South State Corp.	261	17,899
Southern First Bancshares, Inc.*	368	18,761
Spirit of Texas Bancshares, Inc.	736	17,406
Summit Financial Group, Inc.	784	18,769
Towne Bank	579	17,642
TriCo Bancshares	455	17,995
TriState Capital Holdings, Inc.*	904	18,270
United Community Banks, Inc.	626	18,886
Univest Financial Corp.	676	18,306
Valley National Bancorp	1,338	17,448
WesBanco, Inc.	558	18,972

		1,926,530

Beverages 0.1%
Primo Water Corp.	1,106	19,643

Biotechnology 6.2%
89bio, Inc.*	1,078	19,954
Aeglea BioTherapeutics, Inc.*	2,909	21,090
Agios Pharmaceuticals, Inc.*	387	17,291
Akebia Therapeutics, Inc.*	7,098	20,868
AnaptysBio, Inc.*	766	19,617
AquaBounty Technologies, Inc.*	3,848	17,816
Arcutis Biotherapeutics, Inc.*	798	16,894
Athenex, Inc.*	4,801	17,524
Avid Bioservices, Inc.*	706	17,113
Blueprint Medicines Corp.*	212	19,773
Cardiff Oncology, Inc.*	3,549	26,014
Catalyst Pharmaceuticals, Inc.*	3,172	17,478
Cullinan Oncology, Inc.*	748	21,109
Dyne Therapeutics, Inc.*	1,037	17,556
Eagle Pharmaceuticals, Inc.*	380	20,281
Eiger BioPharmaceuticals, Inc.*	2,318	18,868
Emergent BioSolutions, Inc.*	288	18,167
Frequency Therapeutics, Inc.*	2,198	16,969
Immunic, Inc.*	2,018	19,877
Immunovant, Inc.*	2,602	22,533
Jounce Therapeutics, Inc.*	3,522	21,907
Kezar Life Sciences, Inc.*	3,761	28,659
Kinnate Biopharma, Inc.*	912	20,173
Kronos Bio, Inc.*	899	18,798

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	75

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont'd.)
Krystal Biotech, Inc.*	314	$18,193
MiMedx Group, Inc.*	1,453	21,446
Mustang Bio, Inc.*	6,682	20,313
Myriad Genetics, Inc.*	551	19,715
Neoleukin Therapeutics, Inc.*	2,682	21,858
Oncternal Therapeutics, Inc.*	4,726	21,361
OPKO Health, Inc.*	5,053	19,505
Oyster Point Pharma, Inc.*	1,332	17,556
Passage Bio, Inc.*	1,530	18,391
Praxis Precision Medicines, Inc.*	1,231	24,460
REGENXBIO, Inc.*	569	18,379
Rhythm Pharmaceuticals, Inc.*	1,097	14,272
Sangamo Therapeutics, Inc.*	1,904	18,869
Solid Biosciences, Inc.*	6,446	17,469
TCR2 Therapeutics, Inc.*	1,399	23,461
Tonix Pharmaceuticals Holding Corp.*	26,341	18,594
Vanda Pharmaceuticals, Inc.*	966	16,171
Viking Therapeutics, Inc.*	3,055	20,194

		826,536

Building Products 1.2%
American Woodmark Corp.*	244	17,192
Apogee Enterprises, Inc.	461	19,814
Caesarstone Ltd. (Israel)	1,287	16,731
Griffon Corp.	799	19,336
Insteel Industries, Inc.	464	17,168
JELD-WEN Holding, Inc.*	680	18,727
Quanex Building Products Corp.	738	17,387
Resideo Technologies, Inc.*	581	18,731
UFP Industries, Inc.	246	18,470

		163,556

Capital Markets 1.4%
AssetMark Financial Holdings, Inc.*	725	19,481
Blucora, Inc.*	1,087	17,838
Cowen, Inc. (Class A Stock)	465	16,759
Diamond Hill Investment Group, Inc.	96	17,571
Donnelley Financial Solutions, Inc.*	577	19,243
Moelis & Co. (Class A Stock)	313	19,390
Oppenheimer Holdings, Inc. (Class A Stock)	409	19,055
Piper Sandler Cos.	143	20,437

See Notes to Financial Statements.

76

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont'd.)
PJT Partners, Inc. (Class A Stock)	240	$18,955
Sculptor Capital Management, Inc. (Class A Stock)	746	21,112

		189,841

Chemicals 2.1%
AdvanSix, Inc.*	516	18,834
American Vanguard Corp.	1,151	17,645
Avient Corp.	380	19,794
Chase Corp.	160	18,320
Ecovyst, Inc.	1,126	14,649
GCP Applied Technologies, Inc.*	773	18,428
Hawkins, Inc.	488	18,485
Innospec, Inc.	208	19,469
Koppers Holdings, Inc.*	590	19,411
Kraton Corp.*	460	19,375
Kronos Worldwide, Inc.	1,323	17,517
Minerals Technologies, Inc.	217	17,065
Sensient Technologies Corp.	194	16,849
Stepan Co.	153	17,987
Tronox Holdings PLC (United Kingdom) (Class A Stock)	998	21,088

		274,916

Commercial Services & Supplies 2.4%
ABM Industries, Inc.	387	19,164
ACCO Brands Corp.	1,911	17,906
Brady Corp. (Class A Stock)	297	15,839
BrightView Holdings, Inc.*	1,132	17,354
CECO Environmental Corp.*	2,512	18,966
Deluxe Corp.	416	15,954
Ennis, Inc.	928	18,012
Harsco Corp.(a)*	903	16,471
Healthcare Services Group, Inc.	700	18,312
Heritage-Crystal Clean, Inc.*	570	16,838
Herman Miller, Inc.	414	17,400
HNI Corp.	434	16,444
Interface, Inc. (Class A Stock)	1,241	17,846
Kimball International, Inc. (Class B Stock)	1,473	18,368
Matthews International Corp. (Class A Stock)	536	19,848
Steelcase, Inc. (Class A Stock)	1,310	18,458
UniFirst Corp.	85	19,471
VSE Corp.	369	18,446

		321,097

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	77

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Communications Equipment 1.2%
Digi International, Inc.*	911	$20,024
DZS, Inc.*	1,127	15,564
EchoStar Corp. (Class A Stock)*	755	20,385
EMCORE Corp.*	2,143	16,030
Harmonic, Inc.*	1,716	15,856
KVH Industries, Inc.*	1,658	17,525
NetScout Systems, Inc.*	646	17,713
Ribbon Communications, Inc.*	2,659	17,363
Viavi Solutions, Inc.*	1,095	17,837

		158,297

Construction & Engineering 1.5%
Arcosa, Inc.	339	17,228
Argan, Inc.	403	18,659
EMCOR Group, Inc.	149	18,104
Great Lakes Dredge & Dock Corp.*	1,249	18,872
HC2 Holdings, Inc.*	5,110	19,316
Matrix Service Co.*	1,706	19,244
MYR Group, Inc.*	190	19,762
Northwest Pipe Co.*	647	16,770
NV5 Global, Inc.*	176	18,594
Primoris Services Corp.	602	15,471
Sterling Construction Co., Inc.*	792	18,264

		200,284

Construction Materials 0.3%
Summit Materials, Inc. (Class A Stock)*	567	19,091
United States Lime & Minerals, Inc.	114	16,654

		35,745

Consumer Finance 1.3%
Encore Capital Group, Inc.*	381	18,749
Enova International, Inc.*	567	18,700
EZCORP, Inc. (Class A Stock)*	3,257	22,441
FirstCash, Inc.	226	19,366
Green Dot Corp. (Class A Stock)*	364	19,015
Navient Corp.	879	20,401
Nelnet, Inc. (Class A Stock)	243	19,654
PROG Holdings, Inc.	427	20,206
Regional Management Corp.	341	20,265

		178,797

See Notes to Financial Statements.

78

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging 0.6%
Greif, Inc.,
(Class A Stock)	274	$17,350
(Class B Stock)	295	18,142
Myers Industries, Inc.	860	19,608
UFP Technologies, Inc.*	281	19,667

		74,767

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	486	17,982
American Public Education, Inc.*	609	16,017
Carriage Services, Inc. (Class A Stock)	493	22,791
Graham Holdings Co. (Class B Stock)	28	17,270
Laureate Education, Inc. (Class A Stock)*	1,244	19,817
Perdoceo Education Corp.*	1,514	16,624

		110,501

Diversified Financial Services 0.4%
Alerus Financial Corp.	646	19,290
A-Mark Precious Metals, Inc.	354	17,173
Cannae Holdings, Inc.*	557	17,779

		54,242

Diversified Telecommunication Services 0.8%
ATN International, Inc.	419	19,102
Consolidated Communications Holdings, Inc.*	2,133	19,773
IDT Corp. (Class B Stock)*	360	15,653
Liberty Latin America Ltd.,
(Class A Stock)*	1,235	17,611
(Class C Stock)*	1,242	17,872
Ooma, Inc.*	1,015	19,285

		109,296

Electric Utilities 0.4%
ALLETE, Inc.	228	15,372
Otter Tail Corp.	349	19,149
Portland General Electric Co.	363	18,640

		53,161

Electrical Equipment 0.9%
AZZ, Inc.	346	18,528
Encore Wire Corp.	245	20,827

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	79

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment (cont'd.)
EnerSys	180	$15,226
GrafTech International Ltd.	1,578	17,469
Powell Industries, Inc.	630	15,939
Preformed Line Products Co.	263	18,442
Thermon Group Holdings, Inc.*	1,082	18,069

		124,500

Electronic Equipment, Instruments & Components 2.7%
Belden, Inc.	381	21,812
Benchmark Electronics, Inc.	692	18,705
CTS Corp.	523	18,347
Daktronics, Inc.*	2,985	18,179
ePlus, Inc.*	197	21,319
Fabrinet (Thailand)*	196	20,192
Insight Enterprises, Inc.*	182	18,726
Itron, Inc.*	187	15,710
Kimball Electronics, Inc.*	891	21,535
Knowles Corp.*	906	18,120
Methode Electronics, Inc.	364	16,952
OSI Systems, Inc.*	186	18,403
PC Connection, Inc.	354	17,137
Plexus Corp.*	183	16,805
Sanmina Corp.*	478	18,871
ScanSource, Inc.*	662	23,554
TTM Technologies, Inc.*	1,298	18,172
Vishay Intertechnology, Inc.(a)	826	18,147
Vishay Precision Group, Inc.*	519	19,395

		360,081

Energy Equipment & Services 1.4%
Archrock, Inc.	2,146	16,481
ChampionX Corp.*	767	17,894
Helix Energy Solutions Group, Inc.*	4,323	16,255
Helmerich & Payne, Inc.	642	17,283
National Energy Services Reunited Corp.*	1,482	16,821
Newpark Resources, Inc.*	5,737	15,031
Oceaneering International, Inc.*	1,367	16,814
Oil States International, Inc.*	3,156	18,494
RPC, Inc.*	4,323	16,557
Tidewater, Inc.*	1,608	18,492
US Silica Holdings, Inc.*	1,598	14,030

		184,152

See Notes to Financial Statements.

80

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment 0.2%
Lions Gate Entertainment Corp.,
(Class A Stock)*	1,241	$16,034
(Class B Stock)*	1,385	16,287

		32,321

Equity Real Estate Investment Trusts (REITs) 8.1%
Acadia Realty Trust	793	16,827
Alexander & Baldwin, Inc.	919	19,189
American Assets Trust, Inc.	494	19,671
American Finance Trust, Inc.	2,169	18,697
Apartment Investment & Management Co. (Class A Stock)	2,686	19,286
Apple Hospitality REIT, Inc.	1,246	18,416
Armada Hoffler Properties, Inc.	1,284	17,244
Braemar Hotels & Resorts, Inc.*	3,501	17,645
BRT Apartments Corp.	1,052	20,430
CareTrust REIT, Inc.	768	16,888
CatchMark Timber Trust, Inc. (Class A Stock)	1,516	17,495
Centerspace	202	20,438
Chatham Lodging Trust*	1,591	19,092
City Office REIT, Inc. (Canada)	1,508	24,083
Columbia Property Trust, Inc.	1,138	19,027
CorePoint Lodging, Inc.*	1,367	19,767
Corporate Office Properties Trust	640	18,035
DiamondRock Hospitality Co.*	2,166	19,581
DigitalBridge Group, Inc.*	2,698	18,616
Diversified Healthcare Trust	4,751	17,816
Essential Properties Realty Trust, Inc.	617	19,997
Farmland Partners, Inc.	1,477	18,093
Franklin Street Properties Corp.	3,612	17,338
GEO Group, Inc. (The)(a)	2,827	21,909
Getty Realty Corp.	535	16,922
Gladstone Commercial Corp.	800	18,104
Global Medical REIT, Inc.	1,109	17,101
Global Net Lease, Inc.	998	16,966
Hersha Hospitality Trust (Class A Stock)*	1,998	18,741
Industrial Logistics Properties Trust	638	17,500
iStar, Inc.	731	19,335
Kite Realty Group Trust	922	18,680
LTC Properties, Inc.	495	17,082
Macerich Co. (The)	1,109	18,942
Mack-Cali Realty Corp.*	1,050	18,774
Monmouth Real Estate Investment Corp.	967	18,354

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	81

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont'd.)
National Health Investors, Inc.	270	$16,151
Office Properties Income Trust	592	15,706
Paramount Group, Inc.	1,963	17,392
Pebblebrook Hotel Trust	841	18,527
Piedmont Office Realty Trust, Inc. (Class A Stock)	894	15,931
PotlatchDeltic Corp.	350	18,183
Preferred Apartment Communities, Inc. (Class A Stock)	1,558	19,444
PS Business Parks, Inc.	119	18,710
Retail Opportunity Investments Corp.	1,037	18,749
Retail Properties of America, Inc. (Class A Stock)	1,471	19,447
Retail Value, Inc.	751	18,775
RLJ Lodging Trust	1,292	18,644
RPT Realty	1,460	18,892
Sabra Health Care REIT, Inc.	1,015	16,240
Service Properties Trust	1,637	18,711
SITE Centers Corp.	1,142	18,398
Summit Hotel Properties, Inc.*	2,092	19,497
Sunstone Hotel Investors, Inc.*	1,607	18,625
UMH Properties, Inc.	772	18,296
Urban Edge Properties	895	16,951
Urstadt Biddle Properties, Inc. (Class A Stock)	896	17,096
Whitestone REIT (Class B Stock)	2,066	20,267
Xenia Hotels & Resorts, Inc.*	956	16,654

		1,087,367

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	680	20,659
Ingles Markets, Inc. (Class A Stock)(a)	307	20,842
Natural Grocers by Vitamin Cottage, Inc.	1,604	19,392
PriceSmart, Inc.	187	15,822
Sprouts Farmers Market, Inc.*	746	18,575
United Natural Foods, Inc.*	551	20,277
Village Super Market, Inc. (Class A Stock)	810	18,136
Weis Markets, Inc.	307	17,484

		151,187

Food Products 1.4%
Fresh Del Monte Produce, Inc.	605	19,892
Hostess Brands, Inc. (Class A Stock)*	1,155	18,434
John B. Sanfilippo & Son, Inc.	198	16,828
Lancaster Colony Corp.	94	16,661
Landec Corp.*	1,689	18,292

See Notes to Financial Statements.

82

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont'd.)
Limoneira Co.	1,011	$16,631
Sanderson Farms, Inc.	99	19,453
Seneca Foods Corp. (Class A Stock)*	329	16,111
Simply Good Foods Co. (The)*	485	17,276
Tootsie Roll Industries, Inc.	525	16,616
TreeHouse Foods, Inc.*	414	15,513

		191,707

Gas Utilities 1.0%
Brookfield Infrastructure Corp. (Canada) (Class A Stock)	284	18,063
Chesapeake Utilities Corp.	133	17,383
New Jersey Resources Corp.	465	17,363
Northwest Natural Holding Co.(a)	338	17,390
ONE Gas, Inc.	244	17,524
South Jersey Industries, Inc.(a)	710	17,615
Southwest Gas Holdings, Inc.	242	17,015
Spire, Inc.	250	16,675

		139,028

Health Care Equipment & Supplies 2.1%
AngioDynamics, Inc.*	679	19,216
Avanos Medical, Inc.*	494	16,302
Haemonetics Corp.*	302	18,951
Integer Holdings Corp.*	175	17,288
Lantheus Holdings, Inc.*	685	18,064
LivaNova PLC (United Kingdom)*	197	16,290
Meridian Bioscience, Inc.*	849	17,184
Merit Medical Systems, Inc.*	270	19,378
Misonix, Inc.*	696	17,678
Natus Medical, Inc.*	688	18,246
Neogen Corp.*	421	18,431
Orthofix Medical, Inc.*	475	20,140
SeaSpine Holdings Corp.*	1,158	19,431
Utah Medical Products, Inc.	209	18,517
Varex Imaging Corp.*	714	20,827

		275,943

Health Care Providers & Services 2.2%
Addus HomeCare Corp.*	193	17,355
Apria, Inc.*	638	22,757
Brookdale Senior Living, Inc.*	2,468	18,016
Covetrus, Inc.*	739	16,694

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	83

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont'd.)
Cross Country Healthcare, Inc.*	1,094	$23,794
Fulgent Genetics, Inc.*	182	16,606
MEDNAX, Inc.*	604	19,394
ModivCare, Inc.*	104	20,515
National HealthCare Corp.	240	17,724
Option Care Health, Inc.*	856	22,898
Patterson Cos., Inc.	598	18,323
Tenet Healthcare Corp.*	253	19,064
Tivity Health, Inc.*	664	15,438
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	747	26,518
Viemed Healthcare, Inc.*	2,694	17,269

		292,365

Health Care Technology 0.7%
Allscripts Healthcare Solutions, Inc.*	1,024	15,729
American Well Corp. (Class A Stock)*	1,613	17,275
Computer Programs & Systems, Inc.*	537	19,101
HealthStream, Inc.*	608	18,477
NextGen Healthcare, Inc.*	1,126	17,183

		87,765

Hotels, Restaurants & Leisure 0.5%
Biglari Holdings, Inc. (Class B Stock)*	109	19,059
Carrols Restaurant Group, Inc.	3,769	15,641
Del Taco Restaurants, Inc.	2,174	19,131
El Pollo Loco Holdings, Inc.*	919	16,671

		70,502

Household Durables 2.1%
Bassett Furniture Industries, Inc.	819	17,600
Beazer Homes USA, Inc.*	1,034	19,346
Century Communities, Inc.	258	18,086
Ethan Allen Interiors, Inc.	772	18,544
Hooker Furniture Corp.	553	17,232
KB Home	427	18,374
La-Z-Boy, Inc.	536	18,765
Lifetime Brands, Inc.	1,095	20,093
M/I Homes, Inc.*	269	17,321
MDC Holdings, Inc.	341	17,817
Meritage Homes Corp.*	171	19,073
Taylor Morrison Home Corp. (Class A Stock)*	667	18,736
Tri Pointe Homes, Inc.*	688	16,354

See Notes to Financial Statements.

84

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont'd.)
Tupperware Brands Corp.*	859	$20,504
Universal Electronics, Inc.*	391	19,753

		277,598

Household Products 0.4%
Central Garden & Pet Co.*	372	17,130
Central Garden & Pet Co. (Class A Stock)*	413	17,210
Oil-Dri Corp. of America	515	18,375

		52,715

Independent Power & Renewable Electricity Producers 0.3%
Clearway Energy, Inc.,
(Class A Stock)	651	19,361
(Class C Stock)	611	19,179

		38,540

Insurance 3.3%
Ambac Financial Group, Inc.*	1,247	17,570
American Equity Investment Life Holding Co.	513	16,257
American National Group, Inc.	112	21,560
AMERISAFE, Inc.	320	18,416
Argo Group International Holdings Ltd. (Bermuda)	327	17,298
CNO Financial Group, Inc.	800	19,568
Crawford & Co. (Class A Stock)	1,742	17,368
Donegal Group, Inc. (Class A Stock)	1,191	17,936
Employers Holdings, Inc.	398	16,386
Enstar Group Ltd. (Bermuda)*	67	15,455
Greenlight Capital Re Ltd. (Cayman Islands) (Class A Stock)*	2,097	17,678
Heritage Insurance Holdings, Inc.	2,580	18,060
Horace Mann Educators Corp.	469	19,229
Independence Holding Co.	411	20,542
Investors Title Co.	101	19,378
National Western Life Group, Inc. (Class A Stock)	90	19,949
NI Holdings, Inc.*	871	17,002
Safety Insurance Group, Inc.	237	19,271
Selective Insurance Group, Inc.	206	17,215
SiriusPoint Ltd. (Bermuda)*	1,890	18,541
Stewart Information Services Corp.	294	18,507
Tiptree, Inc.	1,892	19,128
United Fire Group, Inc.	749	19,444
United Insurance Holdings Corp.	4,292	16,353

		438,111

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	85

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Interactive Media & Services 0.4%
Cars.com, Inc.*	1,502	$19,106
TrueCar, Inc.*	3,462	14,540
Yelp, Inc. (Class A Stock)*	500	19,255

		52,901

Internet & Direct Marketing Retail 0.1%
Lands’ End, Inc.*	452	15,300

IT Services 0.7%
Cass Information Systems, Inc.	435	19,610
Conduent, Inc.*	2,815	20,549
CSG Systems International, Inc.	406	19,573
Limelight Networks, Inc.*	6,515	17,591
StarTek, Inc.*	2,698	16,377

		93,700

Leisure Products 0.8%
Acushnet Holdings Corp.	354	17,686
American Outdoor Brands, Inc.*	631	17,561
Johnson Outdoors, Inc. (Class A Stock)	155	17,793
Nautilus, Inc.(a)*	1,265	14,421
Sturm Ruger & Co., Inc.	218	17,045
Vista Outdoor, Inc.*	419	17,116

		101,622

Life Sciences Tools & Services 0.1%
Personalis, Inc.*	914	19,358

Machinery 3.2%
Alamo Group, Inc.	126	19,531
Albany International Corp. (Class A Stock)	213	16,684
Altra Industrial Motion Corp.	274	16,045
Barnes Group, Inc.	328	15,636
Columbus McKinnon Corp.	403	18,558
EnPro Industries, Inc.	211	18,043
Gorman-Rupp Co. (The)	513	17,991
Greenbrier Cos., Inc. (The)	385	16,979
Hillenbrand, Inc.	365	16,943
Kennametal, Inc.	481	17,884
Lindsay Corp.	111	18,287
Luxfer Holdings PLC (United Kingdom)	804	17,165
Manitowoc Co., Inc. (The)*	769	18,648

See Notes to Financial Statements.

86

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont'd.)
Miller Industries, Inc.	487	$18,126
Mueller Industries, Inc.	425	18,959
Mueller Water Products, Inc. (Class A Stock)	1,189	19,761
Park-Ohio Holdings Corp.	619	15,958
REV Group, Inc.	1,193	19,398
Rexnord Corp.	347	21,084
SPX Corp.*	279	17,432
Standex International Corp.	198	19,650
TriMas Corp.*	524	16,826
Wabash National Corp.	1,209	18,788
Watts Water Technologies, Inc. (Class A Stock)	118	20,245

		434,621

Marine 0.6%
Costamare, Inc. (Monaco)	1,790	25,740
Eagle Bulk Shipping, Inc.*	410	20,250
Genco Shipping & Trading Ltd.	1,038	20,231
Matson, Inc.	259	20,505

		86,726

Media 1.8%
AMC Networks, Inc. (Class A Stock)(a)*	380	18,061
comScore, Inc.*	4,893	18,985
Daily Journal Corp.*	52	17,680
Emerald Holding, Inc.*	4,385	21,837
Entercom Communications Corp. (Class A Stock)*	5,365	19,046
Entravision Communications Corp. (Class A Stock)	3,102	21,621
EW Scripps Co. (The) (Class A Stock)	962	17,835
Fluent, Inc.*	7,416	20,172
Gray Television, Inc.	835	18,988
Hemisphere Media Group, Inc. (Class A Stock)*	1,447	17,827
John Wiley & Sons, Inc. (Class A Stock)	307	17,837
Scholastic Corp.	494	16,421
TEGNA, Inc.	1,042	18,464

		244,774

Metals & Mining 1.2%
Arconic Corp.*	527	18,176
Carpenter Technology Corp.	476	15,875
Commercial Metals Co.	567	18,496
Haynes International, Inc.	498	19,546
Olympic Steel, Inc.	585	15,947

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	87

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont'd.)
Ryerson Holding Corp.	1,159	$26,831
Schnitzer Steel Industries, Inc. (Class A Stock)	350	16,558
SunCoke Energy, Inc.	2,400	16,680
Worthington Industries, Inc.	270	15,647

		163,756

Mortgage Real Estate Investment Trusts (REITs) 2.4%
Apollo Commercial Real Estate Finance, Inc.	1,188	18,473
Ares Commercial Real Estate Corp.	1,236	19,504
BrightSpire Capital, Inc. (Class A Stock)	1,939	19,429
Chimera Investment Corp.	1,250	19,150
Dynex Capital, Inc.	1,050	18,648
Ellington Financial, Inc.	1,002	18,557
Granite Point Mortgage Trust, Inc.	1,286	17,695
Great Ajax Corp.	1,388	19,613
KKR Real Estate Finance Trust, Inc.	818	17,448
Ladder Capital Corp. (Class A Stock)	1,670	19,055
MFA Financial, Inc.	3,702	17,770
New York Mortgage Trust, Inc.	4,203	18,577
PennyMac Mortgage Investment Trust	923	17,915
Ready Capital Corp.	1,162	17,790
Redwood Trust, Inc.	1,613	20,114
TPG RE Finance Trust, Inc.	1,342	16,909
Two Harbors Investment Corp.	2,868	18,929

		315,576

Multiline Retail 0.6%
Big Lots, Inc.	321	15,620
Dillard’s, Inc. (Class A Stock)	104	19,808
Franchise Group, Inc.	528	18,337
Macy’s, Inc.*	1,055	23,622

		77,387

Multi-Utilities 0.5%
Avista Corp.	412	17,243
Black Hills Corp.	240	16,879
NorthWestern Corp.	292	18,571
Unitil Corp.	320	15,872

		68,565

See Notes to Financial Statements.

88

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 2.6%
Alto Ingredients, Inc.*	3,223	$16,405
Berry Corp.	2,763	16,578
Bonanza Creek Energy, Inc.	480	18,662
Centennial Resource Development, Inc. (Class A Stock)*	3,656	18,646
Centrus Energy Corp. (Class A Stock)*	802	23,186
Comstock Resources, Inc.*	3,054	18,049
DHT Holdings, Inc. (Bermuda)	3,189	17,635
Dorian LPG Ltd.	1,279	16,908
Equitrans Midstream Corp.	2,208	19,276
Frontline Ltd. (Norway)	2,327	16,801
Nordic American Tankers Ltd. (Norway)	7,211	17,090
PBF Energy, Inc. (Class A Stock)*	1,951	20,290
REX American Resources Corp.*	198	16,783
Scorpio Tankers, Inc. (Monaco)	1,126	18,253
SFL Corp. Ltd. (Norway)	2,625	21,079
SM Energy Co.	961	18,355
Teekay Corp. (Bermuda)*	6,205	18,801
Teekay Tankers Ltd. (Canada) (Class A Stock)*	1,471	16,843
World Fuel Services Corp.	539	17,442

		347,082

Paper & Forest Products 0.3%
Neenah, Inc.	364	18,342
Schweitzer-Mauduit International, Inc.	458	17,528

		35,870

Personal Products 0.5%
BellRing Brands, Inc. (Class A Stock)*	598	20,195
Edgewell Personal Care Co.	444	18,781
Nature’s Sunshine Products, Inc.	1,050	17,976
Nu Skin Enterprises, Inc. (Class A Stock)	336	17,008

		73,960

Pharmaceuticals 1.2%
Amphastar Pharmaceuticals, Inc.*	848	16,672
ANI Pharmaceuticals, Inc.*	536	16,257
Fulcrum Therapeutics, Inc.*	2,506	74,428
Innoviva, Inc.*	1,201	18,327
Prestige Consumer Healthcare, Inc.*	342	19,628
Supernus Pharmaceuticals, Inc.*	678	18,665

		163,977

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	89

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services 1.6%
ASGN, Inc.*	178	$19,970
Barrett Business Services, Inc.	252	19,530
CBIZ, Inc.*	559	19,067
CRA International, Inc.	211	19,621
Heidrick & Struggles International, Inc.	458	19,795
Huron Consulting Group, Inc.*	386	19,057
ICF International, Inc.	207	19,388
Kelly Services, Inc. (Class A Stock)	823	15,999
Mistras Group, Inc.*	1,724	18,292
Resources Connection, Inc.	1,184	18,707
TrueBlue, Inc.*	743	20,306

		209,732

Real Estate Management & Development 0.8%
Forestar Group, Inc.*	887	18,441
FRP Holdings, Inc.*	315	18,175
Marcus & Millichap, Inc.*	435	17,061
RE/MAX Holdings, Inc. (Class A Stock)	541	18,118
Realogy Holdings Corp.*	1,094	19,200
RMR Group, Inc. (The) (Class A Stock)	471	21,826

		112,821

Road & Rail 0.5%
Covenant Logistics Group, Inc. (Class A Stock)*	776	18,903
Heartland Express, Inc.	1,068	17,921
Marten Transport Ltd.	1,166	18,178
Werner Enterprises, Inc.	397	18,723

		73,725

Semiconductors & Semiconductor Equipment 1.2%
Alpha & Omega Semiconductor Ltd.*	701	20,364
Amkor Technology, Inc.	702	19,284
Cohu, Inc.*	514	18,339
Diodes, Inc.*	217	21,012
DSP Group, Inc.*	1,081	23,674
Onto Innovation, Inc.*	257	19,051
Photronics, Inc.*	1,236	18,627
Rambus, Inc.*	745	17,731

		158,082

Software 1.7%
A10 Networks, Inc.*	1,402	19,474
Agilysys, Inc.*	327	18,583

See Notes to Financial Statements.

90

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont'd.)
Benefitfocus, Inc.*	1,417	$17,103
Bottomline Technologies DE, Inc.*	453	19,148
ChannelAdvisor Corp.*	783	20,061
eGain Corp.*	1,672	19,696
QAD, Inc. (Class A Stock)	210	18,272
SecureWorks Corp. (Class A Stock)*	899	18,394
Smith Micro Software, Inc.*	3,508	17,505
Verint Systems, Inc.*	429	19,151
VirnetX Holding Corp.*	4,583	20,578
Xperi Holding Corp.	785	16,775

		224,740

Specialty Retail 3.2%
Aaron’s Co., Inc. (The)	625	16,575
Abercrombie & Fitch Co. (Class A Stock)*	423	15,126
Academy Sports & Outdoors, Inc.*	509	22,533
America’s Car-Mart, Inc.*	118	15,261
Cato Corp. (The) (Class A Stock)	1,081	18,658
Conn’s, Inc.*	792	19,483
Container Store Group, Inc. (The)*	1,649	19,128
Genesco, Inc.*	318	19,726
Group 1 Automotive, Inc.	108	17,867
Guess?, Inc.	815	19,715
Haverty Furniture Cos., Inc.	498	17,744
Hibbett, Inc.	204	19,521
Lazydays Holdings, Inc.*	900	22,113
Lumber Liquidators Holdings, Inc.*	953	19,880
MarineMax, Inc.*	330	16,045
ODP Corp. (The)*	413	19,481
Signet Jewelers Ltd.	278	22,018
Sonic Automotive, Inc. (Class A Stock)	332	16,779
Tilly’s, Inc. (Class A Stock)	1,190	18,528
TravelCenters of America, Inc.*	509	21,363
Urban Outfitters, Inc.*	454	14,991
Winmark Corp.	82	17,190
Zumiez, Inc.*	378	15,192

		424,917

Technology Hardware, Storage & Peripherals 0.4%
Quantum Corp.*	2,882	17,984
Super Micro Computer, Inc.*	482	17,612
Turtle Beach Corp.*	648	18,410

		54,006

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	91

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 0.6%
G-III Apparel Group Ltd.*	603	$18,651
Oxford Industries, Inc.	211	19,053
Unifi, Inc.*	858	19,940
Vera Bradley, Inc.*	1,580	18,107

		75,751

Thrifts & Mortgage Finance 3.1%
Essent Group Ltd.	404	19,020
FS Bancorp, Inc.	494	16,880
Home Bancorp, Inc.	517	19,346
HomeStreet, Inc.	474	19,363
Kearny Financial Corp.	1,466	18,604
Luther Burbank Corp.	1,434	18,599
Merchants Bancorp	522	19,142
Meta Financial Group, Inc.	379	18,643
Mr Cooper Group, Inc.*	474	18,429
NMI Holdings, Inc. (Class A Stock)*	833	18,801
Northfield Bancorp, Inc.	1,010	17,069
Ocwen Financial Corp.*	675	19,102
Premier Financial Corp.	677	20,581
Provident Financial Services, Inc.	833	18,384
Radian Group, Inc.	809	19,117
Southern Missouri Bancorp, Inc.	401	18,093
TrustCo Bank Corp.	539	17,296
Velocity Financial, Inc.*	1,579	20,322
Walker & Dunlop, Inc.	179	19,878
Washington Federal, Inc.	515	17,149
Waterstone Financial, Inc.	909	18,435
WSFS Financial Corp.	416	18,891

		411,144

Tobacco 0.3%
Universal Corp.	351	17,761
Vector Group Ltd.	1,357	20,382

		38,143

Trading Companies & Distributors 1.7%
Alta Equipment Group, Inc.*	1,490	19,758
Beacon Roofing Supply, Inc.*	336	17,297
Boise Cascade Co.	351	20,305
GMS, Inc.*	368	18,183
McGrath RentCorp	233	16,259
MRC Global, Inc.*	2,106	17,269
NOW, Inc.*	1,898	14,577

See Notes to Financial Statements.

92

Description			Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors (cont'd.)
Rush Enterprises, Inc.,
(Class A Stock)			394	$17,375
(Class B Stock)			421	17,846
Titan Machinery, Inc.*			651	18,697
Veritiv Corp.*			286	25,646
WESCO International, Inc.*			169	19,776

				222,988

Transportation Infrastructure 0.1%
Macquarie Infrastructure Corp.			462	18,411

Water Utilities 0.4%
American States Water Co.			205	18,903
Artesian Resources Corp. (Class A Stock)			459	18,089
York Water Co. (The)			375	19,339

				56,331

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.			900	18,288
United States Cellular Corp.*			558	17,828

				36,116

TOTAL LONG-TERM INVESTMENTS (cost $11,079,770)				13,253,588

SHORT-TERM INVESTMENTS 1.7%

AFFILIATED MUTUAL FUND 0.8%
PGIM Institutional Money Market Fund (cost $107,414; includes $107,407 of cash collateral for securities on loan)(b)(wa)			107,535	107,471

	Interest Rate	Maturity Date	Principal Amount (000)#

TIME DEPOSIT 0.9%
Skandinaviska Enskilda Banken AB (Sweden) (cost $116,790)	0.005%	09/01/21	117	116,790

TOTAL SHORT-TERM INVESTMENTS (cost $224,204)				224,261

TOTAL INVESTMENTS 100.7% (cost $11,303,974)				13,477,849
Liabilities in excess of other assets (0.7)%				(95,810)

NET ASSETS 100.0%				$13,382,039

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	93

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

The following abbreviations are used in the annual report:

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $104,887; cash collateral of $107,407 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$141,796	$—	$—
Air Freight & Logistics	75,760	—	—
Airlines	54,876	—	—
Auto Components	67,983	—	—
Banks	1,926,530	—	—
Beverages	19,643	—	—
Biotechnology	826,536	—	—
Building Products	163,556	—	—
Capital Markets	189,841	—	—
Chemicals	274,916	—	—
Commercial Services & Supplies	321,097	—	—

See Notes to Financial Statements.

94

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Communications Equipment	$158,297	$—	$—
Construction & Engineering	200,284	—	—
Construction Materials	35,745	—	—
Consumer Finance	178,797	—	—
Containers & Packaging	74,767	—	—
Diversified Consumer Services	110,501	—	—
Diversified Financial Services	54,242	—	—
Diversified Telecommunication Services	109,296	—	—
Electric Utilities	53,161	—	—
Electrical Equipment	124,500	—	—
Electronic Equipment, Instruments & Components	360,081	—	—
Energy Equipment & Services	184,152	—	—
Entertainment	32,321	—	—
Equity Real Estate Investment Trusts (REITs)	1,087,367	—	—
Food & Staples Retailing	151,187	—	—
Food Products	191,707	—	—
Gas Utilities	139,028	—	—
Health Care Equipment & Supplies	275,943	—	—
Health Care Providers & Services	292,365	—	—
Health Care Technology	87,765	—	—
Hotels, Restaurants & Leisure	70,502	—	—
Household Durables	277,598	—	—
Household Products	52,715	—	—
Independent Power & Renewable Electricity Producers	38,540	—	—
Insurance	438,111	—	—
Interactive Media & Services	52,901	—	—
Internet & Direct Marketing Retail	15,300	—	—
IT Services	93,700	—	—
Leisure Products	101,622	—	—
Life Sciences Tools & Services	19,358	—	—
Machinery	434,621	—	—
Marine	86,726	—	—
Media	244,774	—	—
Metals & Mining	163,756	—	—
Mortgage Real Estate Investment Trusts (REITs)	315,576	—	—
Multiline Retail	77,387	—	—
Multi-Utilities	68,565	—	—
Oil, Gas & Consumable Fuels	347,082	—	—
Paper & Forest Products	35,870	—	—
Personal Products	73,960	—	—
Pharmaceuticals	163,977	—	—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	95

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Professional Services	$209,732	$—	$—
Real Estate Management & Development	112,821	—	—
Road & Rail	73,725	—	—
Semiconductors & Semiconductor Equipment	158,082	—	—
Software	224,740	—	—
Specialty Retail	424,917	—	—
Technology Hardware, Storage & Peripherals	54,006	—	—
Textiles, Apparel & Luxury Goods	75,751	—	—
Thrifts & Mortgage Finance	411,144	—	—
Tobacco	38,143	—	—
Trading Companies & Distributors	222,988	—	—
Transportation Infrastructure	18,411	—	—
Water Utilities	56,331	—	—
Wireless Telecommunication Services	36,116	—	—
Short-Term Investments
Affiliated Mutual Fund	107,471	—	—
Time Deposit	—	116,790	—

Total	$13,361,059	$116,790	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Banks	14.4%
Equity Real Estate Investment Trusts (REITs)	8.1
Biotechnology	6.2
Insurance	3.3
Machinery	3.2
Specialty Retail	3.2
Thrifts & Mortgage Finance	3.1
Electronic Equipment, Instruments & Components	2.7
Oil, Gas & Consumable Fuels	2.6
Commercial Services & Supplies	2.4
Mortgage Real Estate Investment Trusts (REITs)	2.4
Health Care Providers & Services	2.2
Household Durables	2.1
Health Care Equipment & Supplies	2.1
Chemicals	2.1
Media	1.8
Software	1.7
Trading Companies & Distributors	1.7
Professional Services	1.6
Construction & Engineering	1.5
Food Products	1.4
Capital Markets	1.4
Energy Equipment & Services	1.4
Consumer Finance	1.3
Pharmaceuticals	1.2
Metals & Mining	1.2
Building Products	1.2
Communications Equipment	1.2
Semiconductors & Semiconductor Equipment	1.2
Food & Staples Retailing	1.1
Aerospace & Defense	1.1
Gas Utilities	1.0

See Notes to Financial Statements.

96

Industry Classification (cont’d.)
Electrical Equipment	0.9%
Time Deposit	0.9
Real Estate Management & Development	0.8
Diversified Consumer Services	0.8
Diversified Telecommunication Services	0.8
Affiliated Mutual Fund (0.8% represents investments purchased with collateral from securities on loan)	0.8
Leisure Products	0.8
IT Services	0.7
Health Care Technology	0.7
Marine	0.6
Multiline Retail	0.6
Air Freight & Logistics	0.6
Textiles, Apparel & Luxury Goods	0.6
Containers & Packaging	0.6
Personal Products	0.5
Road & Rail	0.5
Hotels, Restaurants & Leisure	0.5
Multi-Utilities	0.5
Auto Components	0.5
Water Utilities	0.4

Airlines	0.4
Diversified Financial Services	0.4
Technology Hardware, Storage & Peripherals	0.4
Electric Utilities	0.4
Interactive Media & Services	0.4
Household Products	0.4
Independent Power & Renewable Electricity Producers	0.3
Tobacco	0.3
Wireless Telecommunication Services	0.3
Paper & Forest Products	0.3
Construction Materials	0.3
Entertainment	0.2
Beverages	0.1
Life Sciences Tools & Services	0.1
Transportation Infrastructure	0.1
Internet & Direct Marketing Retail	0.1

100.7
Liabilities in excess of other assets	(0.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Agreements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$104,887	$(104,887)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	97

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statement of Assets & Liabilities

as of August 31, 2021

Assets
Investments at value, including securities on loan of $104,887:
Unaffiliated investments (cost $11,196,560)	$13,370,378
Affiliated investments (cost $107,414)	107,471
Interest and dividends receivable	13,771
Receivable for investments sold	1,428

Total Assets	13,493,048

Liabilities
Payable to broker for collateral for securities on loan	107,407
Management fee payable	3,214
Other liabilities	388

Total Liabilities	111,009

Net Assets	$13,382,039

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,042,537
Total distributable earnings (loss)	3,339,302

Net assets, August 31, 2021	$13,382,039

Net asset value, offering price and redemption price per share, ($13,382,039 / 200,000 shares of common stock issued and outstanding)	$66.91

See Notes to Financial Statements.

98

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Interest income	$40
Unaffiliated dividend income (net of $215 foreign withholding tax)	209,194
Income from securities lending, net (including affiliated income of $350)	876
Miscellaneous Income	132

Total income	210,242

Expenses
Management fee	33,043

Total expenses	33,043

Net investment income (loss)	177,199

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(99))	2,419,472
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5)	2,627,259

Net gain (loss) on investment transactions	5,046,731

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,223,930

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	99

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$177,199	$141,662
Net realized gain (loss) on investments	2,419,472	(1,278,715)
Net change in unrealized appreciation (depreciation) on investments	2,627,259	399,673

Net increase (decrease) in net assets resulting from operations	5,223,930	(737,380)

Dividends and Distributions
Distributions from distributable earnings	(177,114)	(280,842)

Total increase (decrease)	5,046,816	(1,018,222)

Net Assets:
Beginning of period	8,335,223	9,353,445

End of period	$13,382,039	$8,335,223

See Notes to Financial Statements.

100

PGIM QMA Strategic Alpha Small-Cap Value ETF

Financial Highlights

	Year Ended August 31,		November 13, 2018(e) through August 31,
	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$41.68	$46.77	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.89	0.71	0.72
Net realized and unrealized gain (loss) on investments	25.23	(4.40)	(3.41)
Total from investment operations	26.12	(3.69)	(2.69)
Less Dividends and Distributions:
Dividends from net investment income	(0.89)	(0.76)	(0.54)
Distributions from net realized gains	-	(0.64)	-
Total Dividends and Distributions	(0.89)	(1.40)	(0.54)
Net asset value, end of period	$66.91	$41.68	$46.77
Total Return(b):	63.26%	(8.28)%	(5.39)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,382	$8,335	$9,353
Average net assets (000)	$11,394	$8,876	$10,627
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.29% (d)
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	0.29% (d)
Net investment income (loss)	1.56%	1.61%	1.86% (d)
Portfolio turnover rate(f)(g)	116%	120%	66%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

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Schedule of Investments

as of August 31, 2021

Description	Shares	Value
LONG-TERM INVESTMENTS 98.6%

COMMON STOCKS 97.4%

Australia 5.0%
AGL Energy Ltd.	13,377	$63,119
APA Group	12,531	84,154
Aristocrat Leisure Ltd.	3,063	102,335
Aurizon Holdings Ltd.	29,461	81,467
Australia & New Zealand Banking Group Ltd.	4,413	89,909
BHP Group Ltd.	2,400	80,078
Brambles Ltd.	11,027	97,689
Coles Group Ltd.	7,478	98,907
Dexus/AU	11,619	90,439
Endeavour Group Ltd.*	2,841	15,172
Fortescue Metals Group Ltd.	5,369	82,482
Goodman Group	6,704	113,437
Mirvac Group	41,977	95,810
REA Group Ltd.	755	84,781
Reece Ltd.	5,492	83,889
Rio Tinto Ltd.	986	80,830
Scentre Group	41,966	87,496
SEEK Ltd.	3,787	90,148
Sonic Healthcare Ltd.	3,502	111,186
Stockland	26,028	87,968
Tabcorp Holdings Ltd.	24,885	87,200
Telstra Corp. Ltd.	35,246	99,011
Treasury Wine Estates Ltd.	10,459	96,636
Wesfarmers Ltd.	2,277	99,861
Woolworths Group Ltd.	2,841	86,770

		2,190,774

Austria 0.9%
Erste Group Bank AG	2,355	94,153
OMV AG	1,564	86,665
Raiffeisen Bank International AG	4,223	101,422
voestalpine AG	2,376	107,730

		389,970

Belgium 1.0%
Ageas SA/NV	1,642	82,108
Etablissements Franz Colruyt NV	1,480	82,814
Proximus SADP	4,223	82,798
Solvay SA	706	92,489
UCB SA	867	99,177

		439,386

See Notes to Financial Statements.

102

Description	Shares	Value

COMMON STOCKS (Continued)

Denmark 2.0%
AP Moller - Maersk A/S,
(Class A Stock)	34	$92,042
(Class B Stock)	33	93,632
Carlsberg A/S (Class B Stock)	518	90,429
Coloplast A/S (Class B Stock)	596	103,242
Demant A/S*	1,717	97,324
Genmab A/S*	205	97,061
Novo Nordisk A/S (Class B Stock)	1,082	107,836
Pandora A/S	696	83,323
ROCKWOOL International A/S (Class B Stock)	197	104,252

		869,141

Finland 2.0%
Elisa OYJ	1,479	94,721
Fortum OYJ	3,269	99,276
Kone OYJ (Class B Stock)	1,099	91,146
Neste OYJ	1,361	82,825
Nokia OYJ*	17,528	105,137
Nordea Bank Abp	9,369	110,112
Orion OYJ (Class B Stock)	2,087	85,090
Stora Enso OYJ (Class R Stock)	5,262	102,982
UPM-Kymmene OYJ	2,442	99,275

		870,564

France 8.7%
Amundi SA, 144A	1,138	107,697
Arkema SA	732	97,148
Atos SE	1,458	75,679
BioMerieux	864	105,944
BNP Paribas SA	1,406	89,199
Bouygues SA	2,176	91,031
Bureau Veritas SA	3,368	111,787
Capgemini SE	531	119,220
Carrefour SA	4,742	94,345
Cie de Saint-Gobain	1,399	101,408
Cie Generale des Etablissements Michelin SCA	645	104,375
CNP Assurances	5,450	93,277
Credit Agricole SA	6,706	96,680
Danone SA	1,342	98,037
Dassault Systemes SE	2,040	116,354
Eiffage SA	872	90,627
Engie SA	6,450	92,395

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	103

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Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont'd.)
EssilorLuxottica SA	534	$104,830
Eurazeo SE	1,078	110,865
Gecina SA	567	88,071
Hermes International	67	98,453
Ipsen SA	870	86,988
Kering SA	107	85,153
Klepierre SA	3,180	77,724
La Francaise des Jeux SAEM, 144A	1,610	83,283
Legrand SA	982	112,378
L’Oreal SA	206	96,394
LVMH Moet Hennessy Louis Vuitton SE	118	87,331
Orange SA	7,463	84,771
Pernod Ricard SA	459	96,443
Publicis Groupe SA	1,405	92,105
Sanofi	952	98,491
Schneider Electric SE	587	104,866
SEB SA	498	78,323
Teleperformance	262	115,823
Thales SA	966	98,024
TotalEnergies SE	1,962	86,515
Vinci SA	880	94,440
Vivendi SE	2,719	103,762

		3,770,236

Germany 7.2%
adidas AG	270	95,784
Allianz SE	379	89,044
BASF SE	1,137	87,961
Bayerische Motoren Werke AG	837	79,429
Brenntag SE	1,141	115,108
Covestro AG, 144A	1,480	95,938
Daimler AG	1,005	84,751
Deutsche Post AG	1,395	98,137
Deutsche Telekom AG	4,463	94,897
E.ON SE	7,807	103,040
Evonik Industries AG	2,656	89,692
Fresenius Medical Care AG & Co. KGaA	1,230	94,459
Fresenius SE & Co. KGaA	1,757	91,385
GEA Group AG	2,493	115,125
HeidelbergCement AG	1,151	100,026
Henkel AG & Co. KGaA	985	88,624
KION Group AG	884	94,588

See Notes to Financial Statements.

104

Description	Shares	Value

COMMON STOCKS (Continued)

Germany (cont'd.)
Knorr-Bremse AG	773	$92,778
LANXESS AG	1,211	88,281
LEG Immobilien SE	636	101,379
Merck KGaA	510	121,159
Puma SE	851	103,295
RWE AG	2,553	99,748
SAP SE	718	108,058
Scout24 AG, 144A	1,184	99,538
Siemens AG	537	89,301
Siemens Healthineers AG, 144A	1,656	115,168
Telefonica Deutschland Holding AG	35,034	98,328
Uniper SE	2,586	102,687
United Internet AG	2,297	99,293
Volkswagen AG	267	89,282
Vonovia SE	1,384	93,408

		3,119,691

Hong Kong 3.9%
BOC Hong Kong Holdings Ltd.	28,854	87,555
CK Asset Holdings Ltd.	14,217	92,678
CK Hutchison Holdings Ltd.	12,596	91,910
CK Infrastructure Holdings Ltd.	15,058	91,481
CLP Holdings Ltd.	9,691	96,880
Hang Lung Properties Ltd.	37,811	90,815
Henderson Land Development Co. Ltd.	19,683	89,083
HKT Trust & HKT Ltd.	66,768	90,999
Hongkong Land Holdings Ltd.	19,707	82,769
Jardine Matheson Holdings Ltd.	1,533	83,273
Link REIT	10,177	93,625
New World Development Co. Ltd.	17,705	83,318
Power Assets Holdings Ltd.	16,881	106,029
Sino Land Co. Ltd.	60,909	89,749
Sun Hung Kai Properties Ltd.	5,939	83,693
Swire Pacific Ltd. (Class A Stock)	13,300	90,121
Swire Properties Ltd.	30,550	82,685
WH Group Ltd., 144A	107,156	93,000
Wharf Real Estate Investment Co. Ltd.	16,529	81,928

		1,701,591

Ireland 0.9%
CRH PLC	1,857	98,757
DCC PLC	1,094	92,952

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	105

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Ireland (cont'd.)
Kingspan Group PLC	1,011	$115,530
Smurfit Kappa Group PLC	1,806	103,594

		410,833

Israel 1.4%
Bank Hapoalim BM	11,509	98,988
Bank Leumi Le-Israel BM	12,111	100,050
Check Point Software Technologies Ltd.*	772	96,986
Elbit Systems Ltd.	738	107,325
Israel Discount Bank Ltd. (Class A Stock)*	18,960	97,939
Mizrahi Tefahot Bank Ltd.	3,069	102,083

		603,371

Italy 2.4%
Assicurazioni Generali SpA	4,914	100,204
DiaSorin SpA	526	120,023
Enel SpA	8,901	81,105
Intesa Sanpaolo SpA	35,327	100,005
Mediobanca Banca di Credito Finanziario SpA*	8,314	97,971
Moncler SpA	1,481	94,779
Poste Italiane SpA, 144A	6,607	89,597
Prysmian SpA	2,713	102,091
Snam SpA	16,932	100,042
Telecom Italia SpA	180,369	81,632
Terna - Rete Elettrica Nazionale	12,415	98,157

		1,065,606

Japan 33.3%
Advantest Corp.	1,003	86,793
AGC, Inc.	2,407	116,395
Aisin Corp.	2,178	83,248
Ajinomoto Co., Inc.	3,938	116,119
Asahi Group Holdings Ltd.	1,881	87,438
Asahi Kasei Corp.	8,855	91,436
Astellas Pharma, Inc.	5,369	90,626
Azbil Corp.	2,381	103,343
Bridgestone Corp.	2,231	102,693
Brother Industries Ltd.	4,399	90,287
Canon, Inc.	4,010	95,188
Chiba Bank Ltd. (The)	15,477	96,648
Chubu Electric Power Co., Inc.	7,218	87,195
Chugai Pharmaceutical Co. Ltd.	2,387	93,471

See Notes to Financial Statements.

106

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont'd.)
Cosmos Pharmaceutical Corp.	668	$118,281
Dai Nippon Printing Co. Ltd.	4,390	104,388
Daikin Industries Ltd.	522	130,031
Daiwa House Industry Co. Ltd.	3,257	99,355
Daiwa Securities Group, Inc.	17,527	99,173
Denso Corp.	1,416	99,235
Dentsu Group, Inc.	2,808	104,137
Disco Corp.	304	88,563
ENEOS Holdings, Inc.	22,596	87,517
Fuji Electric Co. Ltd.	2,236	96,846
FUJIFILM Holdings Corp.	1,346	110,944
Fujitsu Ltd.	585	107,944
Hakuhodo DY Holdings, Inc.	5,971	93,949
Hamamatsu Photonics KK	1,556	90,801
Hikari Tsushin, Inc.	503	88,104
Hirose Electric Co. Ltd.	620	103,300
Hitachi Ltd.	1,922	106,307
Honda Motor Co. Ltd.	3,096	94,049
Hoshizaki Corp.	1,073	100,751
Hoya Corp.	722	116,686
Idemitsu Kosan Co. Ltd.	3,932	94,284
Iida Group Holdings Co. Ltd.	3,619	91,976
Inpex Corp.	12,420	85,573
Isuzu Motors Ltd.	6,843	86,583
ITOCHU Corp.	3,241	97,541
Itochu Techno-Solutions Corp.	3,132	96,936
Japan Metropolitan Fund Invest	88	85,508
Japan Post Bank Co. Ltd.(a)	11,457	100,287
Japan Post Holdings Co. Ltd.*	11,645	99,953
Japan Real Estate Investment Corp.	14	86,661
Japan Tobacco, Inc.	4,880	94,593
Kajima Corp.	7,177	92,832
Kansai Electric Power Co., Inc. (The)	8,893	89,322
KAO Corp.	1,550	93,635
KDDI Corp.	2,783	85,249
Kirin Holdings Co. Ltd.	4,436	80,402
Komatsu Ltd.	3,475	84,099
Kubota Corp.	4,679	96,736
Kyowa Kirin Co. Ltd.	2,811	91,856
Lixil Corp.	3,628	105,692
Makita Corp.	1,973	113,342
Marubeni Corp.	10,497	83,545

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	107

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Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont'd.)
Mazda Motor Corp.	11,408	$99,029
McDonald’s Holdings Co. Japan Ltd.	2,117	101,025
Medipal Holdings Corp.	4,860	92,902
MEIJI Holdings Co. Ltd.	1,545	94,934
MINEBEA MITSUMI, Inc.	3,560	91,674
MISUMI Group, Inc.	2,681	106,372
Mitsubishi Chemical Holdings Corp.	12,930	113,510
Mitsubishi Corp.	3,355	100,972
Mitsubishi Electric Corp.	5,598	76,606
Mitsubishi Estate Co. Ltd.	5,538	86,633
Mitsubishi Gas Chemical Co., Inc.	4,253	80,216
Mitsubishi Heavy Industries Ltd.	3,012	79,643
Mitsubishi UFJ Financial Group, Inc.	18,057	97,560
Mitsui & Co. Ltd.	4,362	96,308
Mitsui Chemicals, Inc.	2,793	96,472
Mitsui Fudosan Co. Ltd.	3,899	89,452
Mizuho Financial Group, Inc.	6,543	91,768
Nabtesco Corp.	2,266	89,804
NEC Corp.	2,005	105,339
NGK Insulators Ltd.	4,930	81,782
NH Foods Ltd.	2,395	92,848
Nintendo Co. Ltd.	162	77,897
Nippon Express Co. Ltd.	1,214	82,651
Nippon Prologis REIT, Inc.	30	108,122
Nippon Sanso Holdings Corp.	4,956	120,279
Nippon Shinyaku Co. Ltd.	1,221	99,110
Nippon Telegraph & Telephone Corp.	3,653	97,489
Nitori Holdings Co. Ltd.	563	105,318
Nitto Denko Corp.	1,260	95,747
Nomura Real Estate Holdings, Inc.	3,895	99,663
Nomura Real Estate Master Fund, Inc.	56	86,381
Nomura Research Institute Ltd.	2,953	110,991
NSK Ltd.	10,399	72,972
NTT Data Corp.	5,735	103,268
Oji Holdings Corp.	16,262	85,142
Omron Corp.	1,251	118,033
Ono Pharmaceutical Co. Ltd.	4,252	102,189
Oracle Corp. Japan	1,069	87,840
ORIX Corp.	5,629	104,967
Orix JREIT, Inc.	51	90,907
Osaka Gas Co. Ltd.	4,862	91,172
Otsuka Holdings Co. Ltd.	2,122	90,288

See Notes to Financial Statements.

108

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont'd.)
Pan Pacific International Holdings Corp.	4,495	$85,679
Panasonic Corp.	8,402	100,199
Persol Holdings Co. Ltd.	4,404	102,960
Resona Holdings, Inc.	23,720	91,784
Ricoh Co. Ltd.	7,761	79,010
Rinnai Corp.	986	106,025
Rohm Co. Ltd.	1,050	101,359
Ryohin Keikaku Co. Ltd.	5,041	108,046
SCSK Corp.	1,516	95,771
Seiko Epson Corp.	5,299	98,741
Sekisui House Ltd.	4,501	89,721
Seven & i Holdings Co. Ltd.	2,288	100,138
SG Holdings Co. Ltd.	3,873	105,331
Shimadzu Corp.	2,610	117,078
Shimano, Inc.	438	128,595
Shin-Etsu Chemical Co. Ltd.	559	92,502
Shionogi & Co. Ltd.	1,843	116,462
Shizuoka Bank Ltd. (The)	11,774	92,253
SMC Corp.	166	106,392
SoftBank Corp.	7,494	100,372
Sohgo Security Services Co. Ltd.	1,893	85,776
Stanley Electric Co. Ltd.	3,160	78,932
Subaru Corp.	4,575	84,688
Sumitomo Chemical Co. Ltd.	18,492	93,792
Sumitomo Corp.	6,926	97,864
Sumitomo Dainippon Pharma Co. Ltd.	4,575	82,006
Sumitomo Electric Industries Ltd.	6,003	80,238
Sumitomo Mitsui Financial Group, Inc.	2,532	87,480
Sumitomo Mitsui Trust Holdings, Inc.	2,917	95,399
Suntory Beverage & Food Ltd.	2,566	102,743
Suzuki Motor Corp.	2,236	96,663
Taisei Corp.	2,900	90,810
Takeda Pharmaceutical Co. Ltd.	2,574	86,077
Terumo Corp.	2,355	98,404
TIS, Inc.	4,092	115,676
Tohoku Electric Power Co., Inc.	11,881	90,931
Tokyo Electron Ltd.	222	95,326
Tokyo Gas Co. Ltd.	4,823	92,764
Toppan, Inc.	5,583	95,913
Toray Industries, Inc.	13,490	90,959
Toshiba Corp.	2,219	96,312
Tosoh Corp.	5,409	98,234

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	109

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont'd.)
Toyo Suisan Kaisha Ltd.	2,430	$100,610
Toyota Industries Corp.	1,017	85,879
Toyota Motor Corp.	1,157	100,877
Toyota Tsusho Corp.	1,987	87,868
Trend Micro, Inc.	1,870	102,496
USS Co. Ltd.	5,631	93,206
Welcia Holdings Co. Ltd.	3,007	106,187
Yakult Honsha Co. Ltd.	1,747	100,677
Yamada Holdings Co. Ltd.	20,437	87,867
Yamaha Motor Co. Ltd.	3,247	82,640
Yamato Holdings Co. Ltd.	3,277	83,403

		14,500,236

Jordan 0.2%
Hikma Pharmaceuticals PLC	2,723	95,015

Luxembourg 0.3%
Eurofins Scientific SE	911	129,166

Netherlands 2.5%
Akzo Nobel NV	745	91,836
ING Groep NV	7,081	97,823
Koninklijke Ahold Delhaize NV	3,255	109,804
Koninklijke KPN NV	29,666	95,066
Koninklijke Philips NV	1,715	79,056
NN Group NV	1,895	98,384
QIAGEN NV*	2,023	111,956
Randstad NV	1,361	100,116
Royal Dutch Shell PLC,
(Class A Stock)	4,674	91,995
(Class B Stock)	4,891	96,226
Wolters Kluwer NV	1,069	122,966

		1,095,228

Norway 0.8%
Equinor ASA	4,161	88,415
Mowi ASA	3,484	93,329
Orkla ASA	9,620	85,951
Yara International ASA	1,809	90,843

		358,538

See Notes to Financial Statements.

110

Description	Shares	Value

COMMON STOCKS (Continued)

Portugal 0.2%
Jeronimo Martins SGPS SA	4,999	$105,951

Singapore 1.5%
Ascendas Real Estate Investment Trust	42,984	97,193
DBS Group Holdings Ltd.	4,304	95,943
Mapletree Logistics Trust	61,868	93,415
Oversea-Chinese Banking Corp. Ltd.	11,527	97,998
Singapore Technologies Engineering Ltd.	32,818	92,270
United Overseas Bank Ltd.	4,999	95,113
Wilmar International Ltd.	26,763	82,412

		654,344

Spain 2.0%
ACS Actividades de Construccion y Servicios SA	3,104	83,783
CaixaBank SA	28,312	87,986
Enagas SA	4,327	98,427
Endesa SA	3,431	82,481
Iberdrola SA	7,010	86,868
Industria de Diseno Textil SA	2,497	85,236
Naturgy Energy Group SA	3,631	93,463
Red Electrica Corp. SA	5,031	100,333
Repsol SA	6,920	79,297
Telefonica SA	19,306	95,320

		893,194

Sweden 5.1%
Alfa Laval AB	2,680	108,698
Assa Abloy AB (Class B Stock)	3,064	97,926
Atlas Copco AB,
(Class A Stock)	1,596	109,563
(Class B Stock)	1,825	105,573
Electrolux AB (Class B Stock)	3,643	92,284
Epiroc AB,
(Class A Stock)	4,326	94,922
(Class B Stock)	4,768	90,587
Essity AB (Class B Stock)	2,855	91,578
Hexagon AB (Class B Stock)	6,909	119,694
Husqvarna AB (Class B Stock)	7,108	95,342
ICA Gruppen AB	1,812	90,144
Investor AB (Class B Stock)	4,092	97,873
L E Lundbergforetagen AB (Class B Stock)	1,449	92,487
Lundin Energy AB	2,602	79,482

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	111

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Sweden (cont'd.)
Securitas AB (Class B Stock)	6,022	$99,966
Skanska AB (Class B Stock)	3,474	100,040
SKF AB (Class B Stock)	3,472	88,515
Svenska Handelsbanken AB (Class A Stock)	8,757	98,495
Swedish Match AB	10,260	94,736
Tele2 AB (Class B Stock)	6,899	103,412
Telefonaktiebolaget LM Ericsson (Class B Stock)	6,820	80,849
Telia Co. AB	21,421	91,945
Volvo AB (Class B Stock)	3,798	85,885

		2,209,996

Switzerland 5.9%
ABB Ltd.	2,844	105,344
Adecco Group AG	1,341	74,654
Barry Callebaut AG	41	104,498
Chocoladefabriken Lindt & Spruengli AG	10	117,608
Cie Financiere Richemont SA	751	82,829
Coca-Cola HBC AG*	2,835	102,470
Geberit AG	129	107,792
Holcim Ltd.*	1,530	87,214
Kuehne + Nagel International AG	271	99,167
Logitech International SA	790	80,781
Nestle SA	808	102,122
Novartis AG	1,003	92,869
Roche Holding AG,
(Genusschein)	263	105,616
(Bearer Shares)	236	105,662
Schindler Holding AG	329	106,272
SGS SA	28	87,998
Sika AG	294	105,978
STMicroelectronics NV	2,384	106,164
Straumann Holding AG	62	119,836
Swatch Group AG (The)	1,384	76,095
Swiss Life Holding AG	180	93,877
Swiss Prime Site AG	920	98,405
Swisscom AG	173	101,524
Temenos AG	574	91,138
UBS Group AG	5,917	98,730
Zurich Insurance Group AG	216	94,821

		2,549,464

See Notes to Financial Statements.

112

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom 10.2%
3i Group PLC	5,491	$100,972
Abrdn PLC	23,936	87,372
Ashtead Group PLC	1,340	104,827
AstraZeneca PLC	877	102,657
Auto Trader Group PLC, 144A	10,317	89,219
Aviva PLC	16,352	90,848
Barclays PLC	37,999	96,597
Barratt Developments PLC	9,323	94,723
British American Tobacco PLC	2,467	92,561
Bunzl PLC	2,819	102,163
Burberry Group PLC	3,072	78,537
Coca-Cola Europacific Partners PLC	1,689	97,523
Diageo PLC	1,984	95,306
Direct Line Insurance Group PLC	23,108	98,169
Ferguson PLC	708	102,255
GlaxoSmithKline PLC	5,103	102,572
Hargreaves Lansdown PLC	4,165	86,380
Imperial Brands PLC	4,216	89,351
Intertek Group PLC	1,257	91,075
J Sainsbury PLC	26,860	112,263
JD Sports Fashion PLC	7,376	102,372
Johnson Matthey PLC	2,214	89,461
Kingfisher PLC	19,800	95,359
Lloyds Banking Group PLC	142,499	85,762
Mondi PLC	3,826	105,467
National Grid PLC	7,534	97,501
Natwest Group PLC	33,238	97,381
Next PLC	844	91,785
Persimmon PLC	2,195	88,723
Reckitt Benckiser Group PLC	1,038	79,047
Rentokil Initial PLC	13,909	110,989
Rio Tinto PLC	1,044	77,250
Sage Group PLC (The)	10,927	111,501
Schroders PLC	1,835	95,364
Segro PLC	6,823	120,447
Severn Trent PLC	2,791	105,984
Smith & Nephew PLC	4,399	84,369
Smiths Group PLC	4,063	80,578
Spirax-Sarco Engineering PLC	543	120,268
SSE PLC	4,316	96,870
Standard Chartered PLC	13,875	86,758
Tesco PLC	27,413	96,163
Unilever PLC	1,587	88,279

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	113

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2021

Description			Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont'd.)
United Utilities Group PLC			6,638	$96,510
Vodafone Group PLC			52,837	88,595
Wm Morrison Supermarkets PLC			37,548	149,706

				4,457,859

TOTAL COMMON STOCKS (cost $36,482,647)				42,480,154

PREFERRED STOCKS 1.2%

Germany 1.0%
Bayerische Motoren Werke AG			996	83,380
FUCHS PETROLUB SE			1,850	93,623
Henkel AG & Co. KGaA			876	85,581
Porsche Automobil Holding SE			816	82,629
Volkswagen AG			345	82,001

				427,214

Italy 0.2%
Telecom Italia SpA			173,716	83,872

TOTAL PREFERRED STOCKS (cost $465,113)				511,086

TOTAL LONG-TERM INVESTMENTS (cost $36,947,760)				42,991,240

SHORT-TERM INVESTMENTS 0.7%

AFFILIATED MUTUAL FUND 0.2%
PGIM Institutional Money Market Fund (cost $95,793; includes $95,789 of cash collateral for securities on loan)(b)(wa)			95,850	95,793

	Interest Rate	Maturity Date	Principal Amount (000)#

TIME DEPOSIT 0.5%
Skandinaviska Enskilda Banken AB (Sweden) (cost $188,686)	0.005%	09/01/21	189	188,686

TOTAL SHORT-TERM INVESTMENTS (cost $284,479)				284,479

TOTAL INVESTMENTS 99.3% (cost $37,232,239)				43,275,719
Other assets in excess of liabilities 0.7%				313,591

NET ASSETS 100.0%				$43,589,310

See Notes to Financial Statements.

114

The following abbreviations are used in the annual report:

144A-Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $91,416; cash collateral of $95,789 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund, if applicable.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$2,190,774	$—	$—
Austria	389,970	—	—
Belgium	439,386	—	—
Denmark	869,141	—	—
Finland	870,564	—	—
France	3,770,236	—	—
Germany	3,119,691	—	—
Hong Kong	1,701,591	—	—
Ireland	410,833	—	—
Israel	603,371	—	—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	115

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Italy	$1,065,606	$—	$—
Japan	14,500,236	—	—
Jordan	95,015	—	—
Luxembourg	129,166	—	—
Netherlands	1,095,228	—	—
Norway	358,538	—	—
Portugal	105,951	—	—
Singapore	654,344	—	—
Spain	893,194	—	—
Sweden	2,209,996	—	—
Switzerland	2,549,464	—	—
United Kingdom	4,457,859	—	—
Preferred Stocks
Germany	427,214	—	—
Italy	83,872	—	—
Short-Term Investments
Affiliated Mutual Fund	95,793	—	—
Time Deposit	—	188,686	—

Total	$43,087,033	$188,686	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Banks	6.8%
Machinery	5.3
Pharmaceuticals	4.7
Chemicals	4.6
Real Estate Management & Development	3.5
Equity Real Estate Investment Trusts (REITs)	3.4
Diversified Telecommunication Services	3.2
Food & Staples Retailing	3.1
Food Products	2.9
Electric Utilities	2.8
Automobiles	2.6
Trading Companies & Distributors	2.5
Health Care Equipment & Supplies	2.4
Insurance	2.4
Textiles, Apparel & Luxury Goods	2.3
Oil, Gas & Consumable Fuels	2.2
IT Services	2.1
Building Products	2.0
Beverages	1.9
Household Durables	1.9
Professional Services	1.9
Software	1.6
Capital Markets	1.5
Specialty Retail	1.5
Electronic Equipment, Instruments & Components	1.5
Construction & Engineering	1.5
Industrial Conglomerates	1.5
Auto Components	1.5
Electrical Equipment	1.4
Commercial Services & Supplies	1.4
Gas Utilities	1.3
Technology Hardware, Storage & Peripherals	1.3

See Notes to Financial Statements.

116

Industry Classification (cont’d.)
Semiconductors & Semiconductor Equipment	1.1%
Multi-Utilities	1.0
Metals & Mining	1.0
Diversified Financial Services	0.9
Paper & Forest Products	0.9
Health Care Providers & Services	0.9
Multiline Retail	0.9
Wireless Telecommunication Services	0.9
Hotels, Restaurants & Leisure	0.9
Tobacco	0.8
Interactive Media & Services	0.8
Household Products	0.8
Aerospace & Defense	0.7
Media	0.7
Air Freight & Logistics	0.7
Construction Materials	0.7
Marine	0.7
Personal Products	0.6

Life Sciences Tools & Services	0.6
Water Utilities	0.5
Time Deposit	0.4
Communications Equipment	0.4
Entertainment	0.4
Road & Rail	0.4
Leisure Products	0.3
Containers & Packaging	0.2
Independent Power & Renewable Electricity Producers	0.2
Biotechnology	0.2
Affiliated Mutual Fund (0.2% represents investments purchased with collateral from securities on loan)	0.2

99.3
Other assets in excess of liabilities	0.7

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Agreements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$91,416	$(91,416)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	117

PGIM QMA Strategic Alpha International Equity ETF

Statement of Assets & Liabilities

as of August 31, 2021

Assets
Investments at value, including securities on loan of $91,416:
Unaffiliated investments (cost $37,136,446)	$43,179,926
Affiliated investments (cost $95,793)	95,793
Foreign currency, at value (cost $264,617)	264,788
Interest and dividends receivable	150,561
Other assets	5,130

Total Assets	43,696,198

Liabilities
Payable to broker for collateral for securities on loan	95,789
Management fee payable	10,691
Other liabilities	408

Total Liabilities	106,888

Net Assets	$43,589,310

Net assets were comprised of:
Common stock, at par	$700
Paid-in capital in excess of par	34,905,030
Total distributable earnings (loss)	8,683,580

Net assets, August 31, 2021	$43,589,310

Net asset value, offering price and redemption price per share, ($43,589,310 / 700,000 shares of common stock issued and outstanding)	$62.27

See Notes to Financial Statements.

118

PGIM QMA Strategic Alpha International Equity ETF

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $137,919 foreign withholding tax)	$1,118,153
Income from securities lending, net (including affiliated income of $397)	4,732
Miscellaneous Income	81

Total income	1,122,966

Expenses
Management fee	117,202
Miscellaneous expenses	428

Total expenses	117,630

Net investment income (loss)	1,005,336

Realized And Unrealized Gain (Loss) On Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(175))	4,291,779
Foreign currency transactions	23,867

4,315,646

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $41)	3,356,461
Foreign currencies	(8,404)

3,348,057

Net gain (loss) on investment and foreign currency transactions	7,663,703

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,669,039

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	119

PGIM QMA Strategic Alpha International Equity ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,005,336	$764,674
Net realized gain (loss) on investments	4,315,646	(1,502,254)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,348,057	2,813,062

Net increase (decrease) in net assets resulting from operations	8,669,039	2,075,482

Dividends and Distributions
Distributions from distributable earnings	(940,968)	(901,215)

Total increase (decrease)	7,728,071	1,174,267

Net Assets:
Beginning of period	35,861,239	34,686,972

End of period	$43,589,310	$35,861,239

See Notes to Financial Statements.

120

PGIM QMA Strategic Alpha International Equity ETF

Financial Highlights

	Year Ended August 31,		December 4, 2018(e) through August 31,
	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$51.23	$49.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.44	1.09	1.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	10.94	1.88	(0.63)
Total from investment operations	12.38	2.97	0.53
Less Dividends and Distributions:
Dividends from net investment income	(1.34)	(1.29)	(0.98)
Net asset value, end of period	$62.27	$51.23	$49.55
Total Return(b):	24.43%	6.05%	1.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$43,589	$35,861	$34,687
Average net assets (000)	$40,415	$34,722	$27,908
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.29%	(d)
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	0.29%	(d)
Net investment income (loss)	2.49%	2.20%	3.12%	(d)
Portfolio turnover rate(f)(g)	79%	92%	63%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	121

Notes to Financial Statements

1. Organization

PGIM ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust and currently consists of seven separate series: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF. Each series operates as an exchange-traded fund.

These financial statements relate only to the following Funds: PGIM QMA Strategic Alpha Large- Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF, which commenced investment operations on October 17, 2018, November 13, 2018, November 13, 2018 and December 4, 2018, respectively (each, a “Fund” and collectively, the “Funds”). The Funds are classified as diversified funds under the 1940 Act.

The investment objective of each Fund is to seek long-term growth of capital.

2. Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit each Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or

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paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

PGIM QMA Strategic Alpha ETFs	123

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions (where applicable) represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies (where applicable).

Rights: The Funds hold rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Funds until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Master Netting Arrangements: The Trust, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between a Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund

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to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Funds recognize income, net of any rebate and securities lending agent fees, for lending their securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Funds also continue to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when a Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt

PGIM QMA Strategic Alpha ETFs	125

Notes to Financial Statements (continued)

securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds expect to pay dividends from net investment income quarterly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent GAAP/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

Pursuant to a management agreement with the Trust on behalf of the Funds (the Management Agreement), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser.

Pursuant to the management agreement relating to each Fund, there is a unitary fee structure for the funds whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to the Funds’ Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. The Manager has contractually

126

agreed, beginning from each Fund’s inception date, to waive any management fees it receives from the Funds in an amount equal to the subadvisory fees paid by the Funds to the PGIM Institutional Money Market Fund due to the Funds’ investment of its excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Funds remain invested or intend to invest in the PGIM Institutional Money Market Fund.

Fund	Unitary fee rate
PGIM QMA Strategic Alpha Large-Cap Core ETF	0.17%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	0.29%
PGIM QMA Strategic Alpha Small-Cap Value ETF	0.29%
PGIM QMA Strategic Alpha International Equity ETF	0.29%

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM Quantitative Solutions LLC (formerly known as QMA LLC), (“PGIM Quantitative Solutions”) (the “subadviser”). The Manager pays for the services of the subadviser.

Brown Brothers Harriman & Co. (“BBH”) serves as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. The Manager is responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. BBH receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

In September 2021, BBH entered into an agreement with State Street Corporation (“State Street”) under which State Street will acquire BBH’s Investor Services business, which includes its custody, fund accounting and administration, transfer agency, depositary services, foreign exchange and securities lending services. The transaction is expected to be completed by the end of 2021, subject to customary closing conditions and regulatory approvals.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the Trust and the Distributor. The Distributor is a subsidiary of Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Each Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2,

PGIM QMA Strategic Alpha ETFs	127

Notes to Financial Statements (continued)

registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the period ended August 31, 2021, no 17a-7 transactions were entered into by the Funds.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short- term investments, U.S. Government securities and in-kind transactions) for the reporting year ended August 31, 2021, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM QMA Strategic Alpha Large-Cap Core ETF	$12,000,806	$11,904,745
PGIM QMA Strategic Alpha Small-Cap Growth ETF	$16,249,550	$16,063,651
PGIM QMA Strategic Alpha Small-Cap Value ETF	$12,888,329	$12,810,108
PGIM QMA Strategic Alpha International Equity ETF	$30,048,206	$29,416,074

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting year ended August 31, 2021, is presented as follows:

PGIM QMA Strategic Alpha Large-Cap Core ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments—Affiliated Mutual Fund:
PGIM Institutional Money Market Fund(1)(wa)
$834,998	$4,752,345	$5,587,283	$62	$(122)	$—	—	$398	(2)

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PGIM QMA Strategic Alpha Small-Cap Growth ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments—Affiliated Mutual Fund:
PGIM Institutional Money Market Fund(1)(b)(wa)
$908,543	$3,430,438	$4,099,450	$(3)	$(146)	$239,382	239,526	$628	(2)

PGIM QMA Strategic Alpha Small-Cap Value ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments—Affiliated Mutual Fund:
PGIM Institutional Money Market Fund(1)(b)(wa)
$438,488	$1,830,187	$2,161,110	$5	$(99)	$107,471	107,535	$350	(2)

PGIM QMA Strategic Alpha International Equity ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments—Affiliated Mutual Fund:
PGIM Institutional Money Market Fund(1)(b)(wa)
$417,228	$3,664,454	$3,985,755	$41	$(175)	$95,793	95,850	$397	(2)

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains
PGIM QMA Strategic Alpha Large-Cap Core ETF	$158,974	$—
PGIM QMA Strategic Alpha Small-Cap Growth ETF	98,108	—
PGIM QMA Strategic Alpha Small-Cap Value ETF	177,114	—
PGIM QMA Strategic Alpha International Equity ETF	940,968	—

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Notes to Financial Statements (continued)

For the year ended August 31, 2020, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains
PGIM QMA Strategic Alpha Large-Cap Core ETF	$208,630	$—
PGIM QMA Strategic Alpha Small-Cap Growth ETF	85,196	—
PGIM QMA Strategic Alpha Small-Cap Value ETF	274,240	6,602
PGIM QMA Strategic Alpha International Equity ETF	901,215	—

For the year ended August 31, 2021, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM QMA Strategic Alpha Large-Cap Core ETF	$980,350	$531,361
PGIM QMA Strategic Alpha Small-Cap Growth ETF	1,756,035	855,787
PGIM QMA Strategic Alpha Small-Cap Value ETF	1,165,470	—
PGIM QMA Strategic Alpha International Equity ETF	2,657,520	104,342

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation as of August 31, 2021 were as follows:

	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PGIM QMA Strategic Alpha Large-Cap Core ETF(a)	$11,694,237	$3,307,506	$(93,934)	$3,213,572
PGIM QMA Strategic Alpha Small-Cap Growth ETF(a)(b)	12,870,697	2,760,207	(421,347)	2,338,860
PGIM QMA Strategic Alpha Small-Cap Value ETF(a)(b)	11,304,017	2,369,771	(195,939)	2,173,832
PGIM QMA Strategic Alpha International Equity ETF(a)(b)	37,356,251	7,449,533	(1,530,065)	5,919,468

(a)	The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other book to tax adjustments.
(b)	The difference between book basis and tax basis was primarily attributable to investments in passive foreign investment companies and other book to tax adjustments.

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The following Funds utilized its capital loss carryforward to offset net taxble gains realized in the fiscal year ended August 31, 2021.

Capital Loss Carryforward Utilized
PGIM QMA Strategic Alpha Large-Cap Core ETF	$702,000
PGIM QMA Strategic Alpha Small-Cap Growth ETF	763,000
PGIM QMA Strategic Alpha Small-Cap Value ETF	1,287,000
PGIM QMA Strategic Alpha International Equity ETF	1,842,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, each Funds’ U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended August 31, 2021 are subject to such review.

7. Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”, and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the “redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”. A Creation Unit of PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF consists of 50,000 shares, 50,000 shares, 50,000 shares and 100,000 shares of the Fund, respectively.

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Notes to Financial Statements (continued)

Authorized Participants generally are required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time. An additional charge or a variable charge may be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions when deemed appropriate.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

	Number of Shares	Percentage of Outstanding Shares
PGIM QMA Strategic Alpha Large-Cap Core ETF	$182,000	91.0%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	195,000	97.5%
PGIM QMA Strategic Alpha Small-Cap Value ETF	190,000	95.0%
PGIM QMA Strategic Alpha International Equity ETF	695,000	99.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

	Affiliated		Unaffiliated
Fund	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
PGIM QMA Strategic Alpha Large- Cap Core ETF	1	91.0%	1	5.5%
PGIM QMA Strategic Alpha Small- Cap Growth ETF	1	97.5%	0	0.0%
PGIM QMA Strategic Alpha Small- Cap Value ETF	1	95.0%	0	0.0%
PGIM QMA Strategic Alpha International Equity ETF	3	99.3%	0	0.0%

There were no transactions in shares of beneficial interest for the periods ended August 31, 2021 and August 31, 2020.

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Each Fund may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the period ended August 31, 2021, the Funds had no subscriptions in-kind and redemptions in-kind.

8. Borrowings

The Trust, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020

Total Commitment	$1,200,000,000	$1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds did not utilize the SCA during the reporting period ended August 31, 2021.

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Notes to Financial Statements (continued)

9. Risks of Investing in the Funds

The Funds’ risks include, but are not limited to, some or all of the risks discussed below. For further information on each Fund’s risks, please refer to the Funds’ Prospectus and Statement of Additional Information.

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/ or redemption orders with respect to the Funds and no other Authorized Participant creates or redeems, shares of the Funds may trade at a substantial discount or premium to NAV, may trade at larger spreads and possibly face trading halts and/or delisting.

Currency Risk: A Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Funds invest could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk: Funds shares are listed for trading on the Exchange and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Funds are expected to fluctuate in response to changes in the Funds’ NAVs, the intraday value of the Funds’ holdings and supply and demand for shares of the Funds. We cannot predict whether shares of the Funds will trade above, below or at their NAV. Trading on the Exchange, including trading of Funds shares, may be halted in certain circumstances and shareholders may not be able to sell Funds shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the

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Funds may become less liquid in response to deteriorating liquidity in the markets for the Funds’ portfolio investments. This adverse effect on the liquidity of the Funds’ shares could lead to differences between the market price of the Funds’ shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Funds will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETFs shares has diverged from market driven fundamentals.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. Premiums and discounts relate to differences between the market price and NAV of the Fund’s shares. During such periods, you may incur significant losses if you sell your shares of the Fund.

The securities held by the Fund may be traded in markets that close at a different time than the Exchange and may trade outside of a collateralized settlement system. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads for the Fund’s shares on the Exchange and the corresponding premium or discount between the market price for Fund shares and their NAV may widen. Additionally, during times when the Exchange is open but after the applicable market is closed, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s trading day on the Exchange and this may lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decreases. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that the shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

Foreign Securities Risk: Each Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than U.S. markets. Foreign countries in which the Funds may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s

PGIM QMA Strategic Alpha ETFs	135

Notes to Financial Statements (continued)

investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Geographic Concentration Risk: Each Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Funds’ growth style may subject the Funds to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Funds follow a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Funds may underperform the market in general, its benchmark and other ETFs.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Funds’ value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Funds’ shares. There is no requirement that these entities maintain their investment in the Funds. There is a risk that such large shareholders or that the Funds’ shareholders generally may redeem all or a substantial portion of their investments in the Funds in a short period of time, which could have a significant negative impact on the Funds’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Funds’ ability to implement its investment strategy. The Funds’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Funds may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Funds may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable

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than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Funds to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Funds’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Funds invest. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Funds’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Funds fall, the value of your investment in the Funds will decline.

Model Design and Implementation Risk: The design of the subadviser’s underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that the subadviser believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie the subadviser’s portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide the subadviser’s quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

No Guarantee of Active Trading Market Risk: While shares of the Funds are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Funds’ shares does not maintain a secondary market in the shares.

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Notes to Financial Statements (continued)

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. Each Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Because the Funds invest in real estate securities, including REITs, the Funds are subjects to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Funds concentrate in the real estate industry, their holdings can vary significantly from broad market indexes. As a result, the Funds’ performance can deviate from the performance of such indexes. Because the Funds invest in stocks, there is the risk that the price of a particular stock owned by the Funds could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

Value Style Risk. Since the Funds follow a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Funds’ value investment style may go out of favor with investors, negatively affecting the Funds’ performance. If the Funds’ assessment of market conditions or a company’s value is inaccurate, the Funds could suffer losses or produce poor performance relative to other funds.

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10. Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.

11. Subsequent Events

On September 15, 2021 the Board of Trustees of PGIM ETF Trust approved a proposal to liquidate all of the outstanding shares of the PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF and PGIM QMA Strategic Alpha Small-Cap Value ETF. The liquidation distribution was paid on October 12, 2021. Upon completion of the distributions the Funds liquidated.

Effective December 29, 2021, PGIM QMA Strategic Alpha International Equity ETF’s name will change to PGIM Quant Solutions Strategic Alpha International Equity ETF.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM QMA Strategic Alpha International Equity ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF and PGIM QMA Strategic Alpha Small-Cap Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM QMA Strategic Alpha International Equity ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF and PGIM QMA Strategic Alpha Small-Cap Value ETF (four of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year or period ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

October 19, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

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Tax Information (unaudited)

For the year ended August 31, 2021, the Funds report the maximum amount allowable under section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI);and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Strategic Alpha Large-Cap Core ETF	40.44%	37.89%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	34.82%	34.12%
PGIM QMA Strategic Alpha Small-Cap Value ETF	27.66%	27.41%
PGIM QMA Strategic Alpha International Equity ETF	30.24%	—

For the year ended August 31, 2021, the PGIM QMA Strategic Alpha International Equity ETF made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $104,976 foreign tax credit from recognized foreign source income of $1,224,591.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2021.

142

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 98	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Strategic Alpha ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 97	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 97	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Strategic Alpha ETFs

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 97	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 97	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM QMA Strategic Alpha ETFs

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015).	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Strategic Alpha ETFs

Approval of Advisory Agreements (unaudited)

The Funds’ Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF (each a “Fund” and collectively the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	Each of the Funds is a series of PGIM ETF Trust.

PGIM QMA Strategic Alpha ETFs

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments and, PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund, and PGIM Investments’ role as administrator of the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of each Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of PGIM Quantitative Solutions’ portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to each Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or

PGIM QMA Strategic Alpha ETFs

Approval of Advisory Agreements (continued)

other intangible benefits resulting from PGIM Investments’ association with each Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year period ended December 31, 2020. The Board considered that each Fund commenced operations in Q4 of 2018 and that longer-term performance was not yet available.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal period ended August 31, 2020. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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PGIM QMA Strategic Alpha International Equity ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period ended December 31, 2020.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM QMA Strategic Alpha Large-Cap Core ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period ended December 31, 2020.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM QMA Strategic Alpha ETFs

Approval of Advisory Agreements (continued)

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period ended December 31, 2020.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM QMA Strategic Alpha Small-Cap Value ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period ended December 31, 2020.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided

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* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

PGIM QMA Strategic Alpha ETFs

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Funds has delegated to the Funds’ subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Funds. An investor may obtain the prospectus and summary prospectus for each Fund by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus for each Fund should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Strategic Alpha ETFs, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.pgiminvestments.com the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA STRATEGIC ALPHA ETFS

Fund	Ticker Symbol
PGIM QMA Strategic Alpha Large-Cap Core ETF	PQLC
PGIM QMA Strategic Alpha Small-Cap Growth ETF	PQSG
PGIM QMA Strategic Alpha Small-Cap Value ETF	PQSV
PGIM QMA Strategic Alpha International Equity ETF	PQIN

ETF1002E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended August 31, 2021, PwC billed the Registrant $156,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended August 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended August 31, 2020, KPMG billed the Registrant $137,652 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended August 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended August 31, 2021, fees of $796 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended August 31, 2020 fees of $1,087 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended August 31, 2021 and August 31, 2020: none.

(d) All Other Fees

For the fiscal years ended August 31, 2021 and August 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2021 and August 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2021 and August 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (Chair), Laurie Simon Hodrick, Brian K. Reid and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM ETF Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 19, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 19, 2021